January 28, 2025, as amended and restated January 30, 2025

Prospectus

	Investor Class	Advisor Class	Institutional Class	R6 Class
Oakmark Fund	OAKMX	OAYMX	OANMX	OAZMX
Oakmark Select Fund	OAKLX	OAYLX	OANLX	OAZLX
Oakmark Global Fund	OAKGX	OAYGX	OANGX	OAZGX
Oakmark Global Select Fund	OAKWX	OAYWX	OANWX	OAZWX
Oakmark International Fund	OAKIX	OAYIX	OANIX	OAZIX
Oakmark International Small Cap Fund	OAKEX	OAYEX	OANEX	OAZEX
Oakmark Equity and Income Fund	OAKBX	OAYBX	OANBX	OAZBX
Oakmark Bond Fund	OAKCX	OAYCX	OANCX	OAZCX

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Advised by Harris Associates L.P.

Table of contents

Fund summaries	3
Oakmark Fund	3
Oakmark Select Fund	10
Oakmark Global Fund	17
Oakmark Global Select Fund	25
Oakmark International Fund	33
Oakmark International Small Cap Fund	42
Oakmark Equity and Income Fund	51
Oakmark Bond Fund	61
How the funds pursue their investment objectives	74
Investment Objectives	74
Change in Investment Objective	74
Principal Investment Strategies	74
Additional Investment Techniques and Risks	80
Risk Factors	83
Portfolio Holdings Disclosure	97
Descriptions of indices	98
Management of the funds	100
Investing with the Oakmark Funds	104
Eligibility to Buy Shares	104
Account Information
Types of Accounts
Investment Minimums	104
Share Price	105
Purchasing, Redeeming, Exchanging and Converting Fund Shares	108

The Oakmark Funds | 1

Shareholder services	117
Direct Investors	117
Expenses	119
Escheatment of Fund Assets	119
Investors through an Intermediary	120
Distributions and taxes	121
Distributions	121
Taxes	122
Financial highlights	126

2 | The Oakmark Funds

Oakmark Fund

Investment objective

Oakmark Fund seeks long-term capital appreciation.

Fees and expenses of the Fund

Below are the fees and expenses that you would pay if you buy, hold, and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

	Investor Class	Advisor Class	Institutional Class	R6 Class
Management fees	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) fees	None	None	None	None
Total Other Expenses	0.29%	0.10%	0.06%	0.02%
Shareholder Service Plan fees	0.21%[1]	None	None	None
Other expenses	0.08%	0.10%	0.06%	0.02%
Total Annual Fund Operating Expenses	0.89%	0.70%	0.66%	0.62%

1 Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses were those reflected in the table, inclusive of any fee waivers and/or expense reimbursements.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:

	Investor Class	Advisor Class	Institutional Class	R6 Class
1 Year	$91	$72	$67	$63
3 Years	284	224	211	199
5 Years	493	390	368	346
10 Years	1,096	871	822	774

The Oakmark Funds | 3

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

Principal investment strategy

The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies. The Fund generally invests in the securities of larger companies. The Fund uses a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company's stock price converges with the Adviser's estimate of the company's intrinsic value. By "intrinsic value," the Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities priced significantly below what it believes is a company's intrinsic value presents the best opportunity to achieve the Fund's investment objective. A company trading below its estimated intrinsic value is sometimes referred to as trading at a discount.

The Adviser uses this value investment philosophy to identify companies that have discounted stock prices compared to what the Adviser believes are the companies' intrinsic values. In assessing such companies, the Adviser looks for a number of attractive attributes which could include: (1) free cash flows; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management alignment with shareholders.

Key Tenets of the Oakmark Value Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for businesses that are expected to achieve a combination of dividend yield and per-share growth in business value that is above-average.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

4 | The Oakmark Funds

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser identifies a stock that it believes is selling at a significant discount to the Adviser's estimated intrinsic value and that the company possesses the other key tenets of the investment philosophy, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated intrinsic value. This means the Adviser sets specific "buy" and "sell" targets for each stock the Fund holds. The Adviser monitors each portfolio holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

The Fund may also use options, including, but not limited to, buying and selling (writing) put and call options on individual stocks and indexes, when such use is desirable because of tax or other considerations. Use of options may assist the Fund in managing distributions.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds thirty to sixty stocks rather than hundreds, and as a result, a higher percentage of the Fund's total assets may at times be invested in a particular sector or industry.

Principal investment risks

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad and the Adviser's evaluation of those events, and the success of the Adviser in implementing the Fund's investment strategy. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its investment objective, it cannot guarantee it will attain that investment objective. The following principal investment risks can significantly affect the Fund's performance:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, geopolitical (including wars or acts of terrorism), regulatory, market, economic, sanctions, global health crises or pandemics, environmental, or other developments that may cause broad changes in market value, stability, and public perceptions concerning these developments, and adverse investor sentiment. In addition,

The Oakmark Funds | 5

securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates.

Focused Portfolio Risk. The Fund's portfolio tends to be invested in a relatively small number of stocks—thirty to sixty rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility and may lead to greater losses.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular sector or industry, changes affecting that sector or industry, or the perception of that sector or industry, may have a significant impact on the performance of the Fund's overall portfolio. Individual sectors or industries may be more volatile, and may perform differently, than the broader market.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large) carries the risk that due to current market conditions, that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or opportunities or attain the high growth rate of successful smaller companies.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' intrinsic values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

6 | The Oakmark Funds

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If a strategy is applied at an inappropriate time or market conditions or trends are judged incorrectly, the use of options may lower the Fund's return. There can be no guarantee that the use of options will increase the Fund's return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Performance information

The bar chart and performance table below can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Investor Class Shares from year to year. The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The performance table illustrates the volatility of the Fund's historical returns over various lengths of time and shows how the Fund's average annual returns compare with those of one or more broad measures of market performance. The indices, which are described in "Descriptions of Indices" in the prospectus, have characteristics relevant to the Fund's investment strategy. The Fund's Advisor Class and Institutional Class each commenced operations on November 30, 2016 and the R6 Class commenced operations on December 15, 2020. Updated performance information is available on Oakmark.com or by calling 1-800-OAKMARK (625-6275).

Since 2015, the highest and lowest quarterly returns for the Fund's Investor Class Shares were:
• Highest quarterly return: 24.2%, during the quarter ended December 31, 2020
• Lowest quarterly return: -30.4%, during the quarter ended March 31, 2020

The Oakmark Funds | 7

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2024

Oakmark Fund	1 Year	5 Years	10 Years
Investor Class
Return before taxes	16.02%	14.79%	11.77%
Return after taxes on distributions	15.72%	14.51%	11.02%
Return after taxes on distributions and sale of Fund shares	9.71%	11.86%	9.50%
Advisor Class
Return before taxes	16.24%	15.00%	None
Institutional Class
Return before taxes	16.28%	15.05%	None
R6 Class
Return before taxes	16.33%	None	None
S&P 500 Index (does not reflect the deduction of fees, expenses or taxes)	25.02%	14.53%	13.10%
Russell 1000 Value Index (does not reflect the deduction of fees, expenses or taxes)	14.37%	8.68%	8.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Investor Class Shares. After-tax returns for Advisor Class Shares, Institutional Class Shares, and R6 Class Shares will vary from returns shown for Investor Class Shares.

Investment adviser

Harris Associates L.P. is the investment adviser to Oakmark Fund.

Portfolio managers

William C. Nygren, CFA, Michael A. Nicolas, CFA, and Robert F. Bierig manage the Fund's portfolio. Mr. Nygren is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 1983 and has managed the Fund since 2000. Mr. Nicolas is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2013 and has managed the Fund since 2020. Mr. Bierig is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2012 and has managed the Fund since August 1, 2022.

8 | The Oakmark Funds

Purchase and sale of fund shares

The Fund's initial investment minimums generally are set forth in the table below. Once your account is open, subsequent investments may be made in any amount. Intermediaries may impose their own minimum investment requirements.

	Through certain intermediaries held in omnibus accounts[1]	For certain retirement plan accounts	For all other accounts
Investor Class	None	None	None
Advisor Class	None	None	$100,000
Institutional Class	None	None	$250,000
R6 Class	None	None	$1,000,000

1 An omnibus account is a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary's customer investments in the Fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made directly with the Fund by writing to The Oakmark Funds, P.O. Box 219558 Kansas City, MO 64121-9558, or visiting Oakmark.com. Some redemptions may require a Medallion signature guarantee.

Purchases and redemptions can also be made through an intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor. Intermediaries may impose their own minimum investment requirements. Although the Fund does not impose any sales charges on any class of shares, you may separately pay a commission, a transaction-based fee or other fee to your intermediary on your purchase and sale of those shares, which is not reflected in this prospectus. You may be eligible to transact in the other classes of shares that are offered by the Fund that have different fees and expenses. Please contact your intermediary for additional information.

Tax information

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through an intermediary, the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary's website for more information.

The Oakmark Funds | 9

Oakmark Select Fund

Investment objective

Oakmark Select Fund seeks long-term capital appreciation.

Fees and expenses of the Fund

Below are the fees and expenses that you would pay if you buy, hold, and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Advisor Class	Institutional Class	R6 Class
Management fees	0.71%	0.71%	0.71%	0.71%
Distribution (12b-1) fees	None	None	None	None
Total Other Expenses	0.28%	0.16%	0.05%	0.02%
Shareholder Service Plan fees	0.18%[1]	None	None	None
Other expenses	0.10%	0.16%	0.05%	0.02%
Total Annual Fund Operating Expenses	0.99%	0.87%	0.76%	0.73%

1 Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses were those reflected in the table, inclusive of any fee waivers and/or expense reimbursements.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:

	Investor Class	Advisor Class	Institutional Class	R6 Class
1 Year	$101	$89	$78	$75
3 Years	315	278	243	233
5 Years	547	482	422	406
10 Years	1,213	1,073	942	906

10 | The Oakmark Funds

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.

Principal investment strategy

The Fund invests primarily in common stocks of U.S. companies. The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund could own as few as twelve securities, but generally will have approximately twenty securities in its portfolio and as a result, a higher percentage of the Fund's total assets may at times be invested in a particular sector or industry. The Fund generally invests in the securities of large- and mid-capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company's stock price converges with the Adviser's estimate of the company's intrinsic value. By "intrinsic value," the Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities priced significantly below what it believes is a company's intrinsic value presents the best opportunity to achieve the Fund's investment objective. A company trading below its estimated intrinsic value is sometimes referred to as trading at a discount.

The Adviser uses this value investment philosophy to identify companies that have discounted stock prices compared to what the Adviser believes are the companies' intrinsic values. In assessing such companies, the Adviser looks for a number of attractive attributes which could include: (1) free cash flows; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management alignment with shareholders.

Key Tenets of the Oakmark Value Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for businesses that are expected to achieve a combination of dividend yield and per-share growth in business value that is above-average.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

The Oakmark Funds | 11

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser identifies a stock that it believes is selling at a significant discount to the Adviser's estimated intrinsic value and that the company possesses the other key tenets of the investment philosophy, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated intrinsic value. This means the Adviser sets specific "buy" and "sell" targets for each stock the Fund holds. The Adviser monitors each portfolio holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

The Fund may also use options, including, but not limited to, buying and selling (writing) put and call options on individual stocks and indexes, when such use is desirable because of tax or other considerations. Use of options may assist the Fund in managing distributions.

Principal investment risks

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad and the Adviser's evaluation of those events, and the success of the Adviser in implementing the Fund's investment strategy. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its investment objective, it cannot guarantee it will attain that investment objective. The following principal investment risks can significantly affect the Fund's performance:

Non-Diversification Risk. A non-diversified fund (generally, a fund that may invest in a limited number of issuers) may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of a non-diversified Fund's shares. Lack of broad diversification also may cause a non-diversified fund to be more susceptible to economic, political or regulatory events than a diversified fund. A non-diversification strategy may increase the Fund's volatility and may lead to greater losses.

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, geopolitical (including wars or acts of terrorism), regulatory, market, economic, sanctions,

12 | The Oakmark Funds

global health crises or pandemics, environmental, or other developments that may cause broad changes in market value, stability, and public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular sector or industry, changes affecting that sector or industry, or the perception of that sector or industry, may have a significant impact on the performance of the Fund's overall portfolio. Individual sectors or industries may be more volatile, and may perform differently, than the broader market.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large and medium) carries the risk that due to current market conditions, that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or opportunities or attain the high growth rate of successful smaller companies. Smaller companies may be more volatile due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about such companies, and their stocks may have a more limited trading market than stocks of larger companies.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' intrinsic values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

The Oakmark Funds | 13

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If a strategy is applied at an inappropriate time or market conditions or trends are judged incorrectly, the use of options may lower the Fund's return. There can be no guarantee that the use of options will increase the Fund's return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Performance information

The bar chart and performance table below can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Investor Class Shares from year to year. The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The performance table illustrates the volatility of the Fund's historical returns over various lengths of time and shows how the Fund's average annual returns compare with those of one or more broad measures of market performance. The indices, which are described in "Descriptions of Indices" in the prospectus, have characteristics relevant to the Fund's investment strategy. The Fund's Advisor Class and Institutional Class each commenced operations on November 30, 2016 and the R6 Class commenced operations on December 15, 2020. Updated performance information is available on Oakmark.com or by calling 1-800-OAKMARK (625-6275).

Since 2015, the highest and lowest quarterly returns for the Fund's Investor Class Shares were:
• Highest quarterly return: 26.6%, during the quarter ended December 31, 2020
• Lowest quarterly return: -32.5%, during the quarter ended March 31, 2020

14 | The Oakmark Funds

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2024

Select Fund	1 Year	5 Years	10 Years
Investor Class
Return before taxes	14.15%	13.37%	8.74%
Return after taxes on distributions	14.07%	13.29%	8.32%
Return after taxes on distributions and sale of Fund shares	8.44%	10.72%	7.00%
Advisor Class
Return before taxes	14.29%	13.51%	None
Institutional Class
Return before taxes	14.44%	13.61%	None
R6 Class
Return before taxes	14.47%	None	None
S&P 500 Index (does not reflect the deduction of fees, expenses or taxes)	25.02%	14.53%	13.10%
Russell 1000 Value Index (does not reflect the deduction of fees, expenses or taxes)	14.37%	8.68%	8.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Investor Class Shares. After-tax returns for Advisor Class Shares, Institutional Class Shares, and R6 Class Shares will vary from returns shown for Investor Class Shares.

Investment adviser

Harris Associates L.P. is the investment adviser to Select Fund.

Portfolio managers

William C. Nygren, CFA, Robert F. Bierig and Alexander E. Fitch, CFA manage the Fund's portfolio. Mr. Nygren is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 1983 and has managed the Fund since its inception in 1996. Mr. Bierig is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2012 and has managed the Fund since August 1, 2022. Mr. Fitch is Director of U.S. Research and a portfolio manager of the Adviser. He joined the Adviser in 2011 and has managed the Fund since August 1, 2022.

The Oakmark Funds | 15

Purchase and sale of fund shares

The Fund's initial investment minimums generally are set forth in the table below. Once your account is open, subsequent investments may be made in any amount. Intermediaries may impose their own minimum investment requirements.

	Through certain intermediaries held in omnibus accounts[1]	For certain retirement plan accounts	For all other accounts
Investor Class	None	None	None
Advisor Class	None	None	$100,000
Institutional Class	None	None	$250,000
R6 Class	None	None	$1,000,000

1 An omnibus account is a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary's customer investments in the Fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made directly with the Fund by writing to The Oakmark Funds, P.O. Box 219558 Kansas City, MO 64121-9558, or visiting Oakmark.com. Some redemptions may require a Medallion signature guarantee.

Purchases and redemptions can also be made through an intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor. Intermediaries may impose their own minimum investment requirements. Although the Fund does not impose any sales charges on any class of shares, you may separately pay a commission, a transaction-based fee or other fee to your intermediary on your purchase and sale of those shares, which is not reflected in this prospectus. You may be eligible to transact in the other classes of shares that are offered by the Fund that have different fees and expenses. Please contact your intermediary for additional information.

Tax information

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through an intermediary, the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary's website for more information.

16 | The Oakmark Funds

Oakmark Global Fund

Investment objective

Oakmark Global Fund seeks long-term capital appreciation.

Fees and expenses of the Fund

Below are the fees and expenses that you would pay if you buy, hold, and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Advisor Class	Institutional Class	R6 Class
Management fees	0.80%	0.80%	0.80%	0.80%
Distribution (12b-1) fees	None	None	None	None
Total Other Expenses	0.32%	0.13%	0.09%	0.06%
Shareholder Service Plan fees	0.18%[1]	None	None	None
Other expenses	0.14%	0.13%	0.09%	0.06%
Total Annual Fund Operating Expenses	1.12%	0.93%	0.89%	0.86%

1 Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses were those reflected in the table, inclusive of any fee waivers and/or expense reimbursements.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:

	Investor Class	Advisor Class	Institutional Class	R6 Class
1 Year	$114	$95	$91	$88
3 Years	356	296	284	274
5 Years	617	515	493	477
10 Years	1,363	1,143	1,096	1,061

The Oakmark Funds | 17

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

Principal investment strategy

The Fund invests primarily in a diversified portfolio of common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of companies located in at least three countries. Typically, the Fund invests between 25-75% of its total assets in securities of U.S. companies and between 25-75% of its total assets in securities of non-U.S. companies. In determining whether an issuer is a U.S. or non-U.S. company, the Fund considers various factors including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. There are no geographic limits on the Fund's non-U.S. investments, and the Fund may invest in securities of companies located in developed or emerging markets. The Fund considers emerging markets to be markets located in countries classified as emerging or frontier markets by MSCI, and are generally located in the AsiaPacific region, Eastern Europe, the Middle East, Central and South America, and Africa. The Fund may invest in the securities of large-, mid-, and small-capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company's stock price converges with the Adviser's estimate of the company's intrinsic value. By "intrinsic value," the Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities priced significantly below what it believes is a company's intrinsic value presents the best opportunity to achieve the Fund's investment objective. A company trading below its estimated intrinsic value is sometimes referred to as trading at a discount.

The Adviser uses this value investment philosophy to identify companies that have discounted stock prices compared to what the Adviser believes are the companies' intrinsic values. In assessing such companies, the Adviser looks for a number of attractive attributes which could include: (1) free cash flows; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management alignment with shareholders.

18 | The Oakmark Funds

Key Tenets of the Oakmark Value Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for businesses that are expected to achieve a combination of dividend yield and per-share growth in business value that is above-average.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser identifies a stock that it believes is selling at a significant discount to the Adviser's estimated intrinsic value and that the company possesses the other key tenets of the investment philosophy, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated intrinsic value. This means the Adviser sets specific "buy" and "sell" targets for each stock the Fund holds. The Adviser monitors each portfolio holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds thirty to sixty stocks rather than hundreds, and as a result, a higher percentage of the Fund's total assets may at times be invested in a particular region, sector or industry.

Principal investment risks

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad and the Adviser's evaluation of those

The Oakmark Funds | 19

events, and the success of the Adviser in implementing the Fund's investment strategy. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its investment objective, it cannot guarantee it will attain that investment objective. The following principal investment risks can significantly affect the Fund's performance:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, geopolitical (including wars or acts of terrorism), regulatory, market, economic, sanctions, global health crises or pandemics, environmental, or other developments that may cause broad changes in market value, stability, and public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates.

Focused Portfolio Risk. The Fund's portfolio tends to be invested in a relatively small number of stocks—thirty to sixty rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility and may lead to greater losses.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may be difficult to predict and may result in the Fund experiencing rapid and extreme value changes due to currency controls; trade barriers, sanctions and other protectionist trade policies (including those of the U.S.); different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S.

20 | The Oakmark Funds

issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. Different markets or regions may react to developments differently than one another or the U.S. Investments in securities issued by entities domiciled in the U.S. also may be subject to many of these risks. The Fund may hedge its exposure to foreign currencies. Although hedging may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that the Fund's hedging strategy will be successful.

Emerging Markets Risk. The risks of investing in non-U.S. securities may be heightened for securities of issuers located in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging market countries may also have less developed legal and accounting systems. In addition to all of the risks of investing in non-U.S. securities, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Region, Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry, or the perception of that region, sector or industry, may have a significant impact on the performance of the Fund's overall portfolio. Individual regions, sectors or industries may be more volatile, and may perform differently, than the broader market.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions, that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or opportunities or attain the high growth rate of successful smaller companies. Smaller companies may be more volatile due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available

The Oakmark Funds | 21

information about such companies, and their stocks may have a more limited trading market than stocks of larger companies.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' intrinsic values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Performance information

The bar chart and performance table below can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Investor Class Shares from year to year. The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The performance table illustrates the volatility of the Fund's historical returns over various lengths of time and shows how the Fund's average annual returns compare with those of a broad measure of market performance. The index, which is described in "Descriptions of Indices" in the prospectus, has characteristics relevant to the Fund's investment strategy. The Fund's Advisor Class and Institutional Class each commenced operations on November 30, 2016 and the R6 Class commenced operations on December 15, 2020. Updated performance information is available on Oakmark.com or by calling 1-800-OAKMARK (625-6275).

Since 2015, the highest and lowest quarterly returns for the Fund's Investor Class Shares were:
• Highest quarterly return: 29.5%, during the quarter ended December 31, 2020
• Lowest quarterly return: -34.9%, during the quarter ended March 31, 2020

22 | The Oakmark Funds

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2024

Global Fund	1 Year	5 Years	10 Years
Investor Class
Return before taxes	2.53%	5.30%	5.63%
Return after taxes on distributions	2.36%	4.60%	4.63%
Return after taxes on distributions and sale of Fund shares	1.81%	4.17%	4.37%
Advisor Class
Return before taxes	2.73%	5.49%	None
Institutional Class
Return before taxes	2.78%	5.52%	None
R6 Class
Return before taxes	2.81%	None	None
MSCI World Index (Net) (does not reflect the deduction of fees, expenses or taxes)	18.67%	11.17%	9.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Investor Class Shares. After-tax returns for Advisor Class Shares, Institutional Class Shares, and R6 Class Shares will vary from returns shown for Investor Class Shares.

Investment adviser

Harris Associates L.P. is the investment adviser to Global Fund.

Portfolio managers

David G. Herro, CFA, Anthony P. Coniaris, CFA, M. Colin Hudson, CFA, John A. Sitarz, CFA, CPA, and Eric Liu, CFA, manage the Fund's portfolio. Mr. Herro is Deputy Chairman, Chief Investment Officer of International Equities, a portfolio manager, and analyst of the Adviser. He joined the Adviser in 1992 and has managed the Fund since 2016. Mr. Coniaris is Chairman and a portfolio manager of the Adviser. He joined the Adviser in 1999 and has managed the Fund since 2016. Mr. Hudson is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2005 and has managed the Fund since August 1, 2022. Mr. Sitarz is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2013 and has managed the Fund since August 1, 2022. Mr. Liu is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2009 and has managed the Fund since July 1, 2024.

The Oakmark Funds | 23

Purchase and sale of fund shares

The Fund's initial investment minimums generally are set forth in the table below. Once your account is open, subsequent investments may be made in any amount. Intermediaries may impose their own minimum investment requirements.

	Through certain intermediaries held in omnibus accounts[1]	For certain retirement plan accounts	For all other accounts
Investor Class	None	None	None
Advisor Class	None	None	$100,000
Institutional Class	None	None	$250,000
R6 Class	None	None	$1,000,000

1 An omnibus account is a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary's customer investments in the Fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made directly with the Fund by writing to The Oakmark Funds, P.O. Box 219558 Kansas City, MO 64121-9558, or visiting Oakmark.com. Some redemptions may require a Medallion signature guarantee.

Purchases and redemptions can also be made through an intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor. Intermediaries may impose their own minimum investment requirements. Although the Fund does not impose any sales charges on any class of shares, you may separately pay a commission, a transaction-based fee or other fee to your intermediary on your purchase and sale of those shares, which is not reflected in this prospectus. You may be eligible to transact in the other classes of shares that are offered by the Fund that have different fees and expenses. Please contact your intermediary for additional information.

Tax information

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through an intermediary, the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary's website for more information.

24 | The Oakmark Funds

Oakmark Global Select Fund

Investment objective

Oakmark Global Select Fund seeks long-term capital appreciation.

Fees and expenses of the Fund

Below are the fees and expenses that you would pay if you buy, hold, and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Advisor Class	Institutional Class	R6 Class
Management fees	0.77%	0.77%	0.77%	0.77%
Distribution (12b-1) fees	None	None	None	None
Total Other Expenses	0.36%	0.19%	0.13%	0.07%
Shareholder Service Plan fees	0.21%[1]	None	None	None
Other expenses	0.15%	0.19%	0.13%	0.07%
Total Annual Fund Operating Expenses	1.13%	0.96%	0.90%	0.84%

1 Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses were those reflected in the table, inclusive of any fee waivers and/or expense reimbursements.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:

	Investor Class	Advisor Class	Institutional Class	R6 Class
1 Year	$115	$98	$92	$86
3 Years	359	306	287	268
5 Years	622	531	498	466
10 Years	1,375	1,178	1,108	1,037

The Oakmark Funds | 25

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.

Principal investment strategy

The Fund invests primarily in common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of companies located in at least three countries. The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund could own as few as twelve securities, but generally will have approximately twenty securities in its portfolio and as a result, a higher percentage of the Fund's total assets may at times be invested in a particular region, sector or industry. Typically, the Fund will invest at least 40% of its total assets in securities of non-U.S. companies (unless the Adviser deems market conditions and/or company valuations less favorable to non-U.S. companies, in which case the Fund will invest at least 30% of its total assets in securities of non-U.S. companies). In determining whether an issuer is a U.S. or non-U.S. company, the Fund considers various factors including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. There are no geographic limits on the Fund's non-U.S. investments, and the Fund may invest in securities of companies located in developed or emerging markets. The Fund considers emerging markets to be markets located in countries classified as emerging or frontier markets by MSCI, and are generally located in the AsiaPacific region, Eastern Europe, the Middle East, Central and South America, and Africa. The Fund generally invests in the securities of larger capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company's stock price converges with the Adviser's estimate of the company's intrinsic value. By "intrinsic value," the Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities priced significantly below what it believes is a company's intrinsic value presents the best opportunity to achieve the Fund's investment objective. A company trading below its estimated intrinsic value is sometimes referred to as trading at a discount.

The Adviser uses this value investment philosophy to identify companies that have discounted stock prices compared to what the Adviser believes are the companies' intrinsic values. In assessing such companies, the Adviser looks for a number of attractive attributes which could include: (1) free cash flows; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management alignment with shareholders.

26 | The Oakmark Funds

Key Tenets of the Oakmark Value Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for businesses that are expected to achieve a combination of dividend yield and per-share growth in business value that is above-average.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser identifies a stock that it believes is selling at a significant discount to the Adviser's estimated intrinsic value and that the company possesses the other key tenets of the investment philosophy, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated intrinsic value. This means the Adviser sets specific "buy" and "sell" targets for each stock the Fund holds. The Adviser monitors each portfolio holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

Principal investment risks

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad and the Adviser's evaluation of those events, and the success of the Adviser in implementing the Fund's investment strategy. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

The Oakmark Funds | 27

Although the Fund makes every effort to achieve its investment objective, it cannot guarantee it will attain that investment objective. The following principal investment risks can significantly affect the Fund's performance:

Non-Diversification Risk. A non-diversified fund (generally, a fund that may invest in a limited number of issuers) may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of a non-diversified Fund's shares. Lack of broad diversification also may cause a non-diversified fund to be more susceptible to economic, political or regulatory events than a diversified fund. A non-diversification strategy may increase the Fund's volatility and may lead to greater losses.

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, geopolitical (including wars or acts of terrorism), regulatory, market, economic, sanctions, global health crises or pandemics, environmental, or other developments that may cause broad changes in market value, stability, and public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may be difficult to predict and may result in the Fund experiencing rapid and extreme value changes due to currency controls; trade barriers, sanctions and other protectionist trade policies (including those of the U.S.); different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S. issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various

28 | The Oakmark Funds

administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. Different markets or regions may react to developments differently than one another or the U.S. Investments in securities issued by entities domiciled in the U.S. also may be subject to many of these risks. The Fund may hedge its exposure to foreign currencies. Although hedging may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that the Fund's hedging strategy will be successful.

Emerging Markets Risk. The risks of investing in non-U.S. securities may be heightened for securities of issuers located in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging market countries may also have less developed legal and accounting systems. In addition to all of the risks of investing in non-U.S. securities, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Region, Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry, or the perception of that region, sector or industry, may have a significant impact on the performance of the Fund's overall portfolio. Individual regions, sectors or industries may be more volatile, and may perform differently, than the broader market.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large) carries the risk that due to current market conditions, that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or opportunities or attain the high growth rate of successful smaller companies.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' intrinsic values or because the Adviser misjudged those values. In

The Oakmark Funds | 29

addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Performance information

The bar chart and performance table below can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Investor Class Shares from year to year. The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The performance table illustrates the volatility of the Fund's historical returns over various lengths of time and shows how the Fund's average annual returns compare with those of a broad measure of market performance. The index, which is described in "Descriptions of Indices" in the prospectus, has characteristics relevant to the Fund's investment strategy. The Fund's Advisor Class and Institutional Class each commenced operations on November 30, 2016 and the R6 Class commenced operations on December 15, 2020. Updated performance information is available on Oakmark.com or by calling 1-800-OAKMARK (625-6275).

Since 2015, the highest and lowest quarterly returns for the Fund's Investor Class Shares were:
• Highest quarterly return: 24.4%, during the quarter ended December 31, 2020
• Lowest quarterly return: -30.7%, during the quarter ended March 31, 2020

30 | The Oakmark Funds

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2024

Oakmark Global Select Fund	1 Year	5 Years	10 Years
Investor Class
Return before taxes	4.68%	6.06%	6.42%
Return after taxes on distributions	4.40%	5.45%	5.71%
Return after taxes on distributions and sale of Fund shares	2.98%	4.70%	5.07%
Advisor Class
Return before taxes	4.86%	6.23%	None
Institutional Class
Return before taxes	4.94%	6.30%	None
R6 Class
Return before taxes	5.00%	None	None
MSCI World Index (Net) (does not reflect the deduction of fees, expenses or taxes)	18.67%	11.17%	9.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Investor Class Shares. After-tax returns for Advisor Class Shares, Institutional Class Shares, and R6 Class Shares will vary from returns shown for Investor Class Shares.

Investment adviser

Harris Associates L.P. is the investment adviser to Global Select Fund.

Portfolio managers

David G. Herro, CFA, Anthony P. Coniaris, CFA, Eric Liu, CFA, M. Colin Hudson, CFA, and John A. Sitarz, CFA, CPA manage the Fund's portfolio. Mr. Herro is Deputy Chairman, Chief Investment Officer of International Equities, a portfolio manager, and analyst of the Adviser. He joined the Adviser in 1992 and has managed the Fund since its inception in 2006. Mr. Coniaris is Chairman and a portfolio manager of the Adviser. He joined the Adviser in 1999 and has managed the Fund since 2016. Mr. Liu is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2009 and has managed the Fund since 2016. Mr. Hudson is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2005 and has managed the Fund since August 1, 2022. Mr. Sitarz is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2013 and has managed the Fund since August 1, 2022.

The Oakmark Funds | 31

Purchase and sale of fund shares

The Fund's initial investment minimums generally are set forth in the table below. Once your account is open, subsequent investments may be made in any amount. Intermediaries may impose their own minimum investment requirements.

	Through certain intermediaries held in omnibus accounts[1]	For certain retirement plan accounts	For all other accounts
Investor Class	None	None	None
Advisor Class	None	None	$100,000
Institutional Class	None	None	$250,000
R6 Class	None	None	$1,000,000

1 An omnibus account is a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary's customer investments in the Fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made directly with the Fund by writing to The Oakmark Funds, P.O. Box 219558 Kansas City, MO 64121-9558, or visiting Oakmark.com. Some redemptions may require a Medallion signature guarantee.

Purchases and redemptions can also be made through an intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor. Intermediaries may impose their own minimum investment requirements. Although the Fund does not impose any sales charges on any class of shares, you may separately pay a commission, a transaction-based fee or other fee to your intermediary on your purchase and sale of those shares, which is not reflected in this prospectus. You may be eligible to transact in the other classes of shares that are offered by the Fund that have different fees and expenses. Please contact your intermediary for additional information.

Tax information

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through an intermediary, the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary's website for more information.

32 | The Oakmark Funds

Oakmark International Fund

Investment objective

Oakmark International Fund seeks long-term capital appreciation.

Fees and expenses of the Fund

Below are the fees and expenses that you would pay if you buy, hold, and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Advisor Class	Institutional Class	R6 Class
Management fees	0.73%	0.73%	0.73%	0.73%
Distribution (12b-1) fees	None	None	None	None
Total Other Expenses	0.32%	0.15%	0.08%	0.02%
Shareholder Service Plan fees	0.22%[1]	None	None	None
Other expenses	0.10%	0.15%	0.08%	0.02%
Total Annual Fund Operating Expenses	1.05%	0.88%	0.81%	0.75%

1 Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses were those reflected in the table, inclusive of any fee waivers and/or expense reimbursements.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:

	Investor Class	Advisor Class	Institutional Class	R6 Class
1 Year	$107	$90	$83	$77
3 Years	334	281	259	240
5 Years	579	488	450	417
10 Years	1,283	1,084	1,002	930

The Oakmark Funds | 33

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

Principal investment strategy

The Fund invests primarily in a diversified portfolio of common stocks of non-U.S. companies. In determining whether an issuer is a U.S. or non-U.S. company, the Fund considers various factors including, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. The Fund may invest in non-U.S. markets throughout the world, including emerging markets. The Fund considers emerging markets to be markets located in countries classified as emerging or frontier markets by MSCI, and are generally located in the AsiaPacific region, Eastern Europe, the Middle East, Central and South America, and Africa. Ordinarily, the Fund will invest in the securities of at least five countries outside of the United States. There are no geographic limits on the Fund's non-U.S. investments. The Fund may invest in securities of large-, mid-, and small- capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company's stock price converges with the Adviser's estimate of the company's intrinsic value. By "intrinsic value," the Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities priced significantly below what it believes is a company's intrinsic value presents the best opportunity to achieve the Fund's investment objective. A company trading below its estimated intrinsic value is sometimes referred to as trading at a discount.

The Adviser uses this value investment philosophy to identify companies that have discounted stock prices compared to what the Adviser believes are the companies' intrinsic values. In assessing such companies, the Adviser looks for a number of attractive attributes which could include: (1) free cash flows; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management alignment with shareholders.

34 | The Oakmark Funds

Key Tenets of the Oakmark Value Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for businesses that are expected to achieve a combination of dividend yield and per-share growth in business value that is above-average.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser identifies a stock that it believes is selling at a significant discount to the Adviser's estimated intrinsic value and that the company possesses the other key tenets of the investment philosophy, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated intrinsic value. This means the Adviser sets specific "buy" and "sell" targets for each stock the Fund holds. The Adviser monitors each portfolio holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds forty-five to sixty-five stocks rather than hundreds, and as a result, a higher percentage of the Fund's total assets may at times be invested in a particular region, sector or industry.

Principal investment risks

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad and the Adviser's evaluation of those

The Oakmark Funds | 35

events, and the success of the Adviser in implementing the Fund's investment strategy. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its investment objective, it cannot guarantee it will attain that investment objective. The following principal investment risks can significantly affect the Fund's performance:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, geopolitical (including wars or acts of terrorism), regulatory, market, economic, sanctions, global health crises or pandemics, environmental, or other developments that may cause broad changes in market value, stability, and public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates.

Focused Portfolio Risk. The Fund's portfolio tends to be invested in a relatively small number of stocks—forty-five to sixty-five rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility and may lead to greater losses.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may be difficult to predict and may result in the Fund experiencing rapid and extreme value changes due to currency controls; trade barriers, sanctions and other protectionist trade policies (including those of the U.S.); different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S.

36 | The Oakmark Funds

issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. Different markets or regions may react to developments differently than one another or the U.S. Investments in securities issued by entities domiciled in the U.S. also may be subject to many of these risks. The Fund may hedge its exposure to foreign currencies. Although hedging may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that the Fund's hedging strategy will be successful.

Liquidity Risk. From time to time, the trading market generally or for a particular investment or instrument in which the Fund is invested, including securities of issuers located outside the United States, may become less liquid or even illiquid. Illiquid investments can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that they may not be sold for the price at which the Fund is carrying them. This risk may be heightened with investments in issuers located in developing and emerging countries. Market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. Certain investments that were liquid when a Fund purchased them may become illiquid, sometimes abruptly. The inability to sell an investment can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

Emerging Markets Risk. The risks of investing in non-U.S. securities may be heightened for securities of issuers located in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging market countries may also have less developed legal and accounting systems. In addition to all of the risks of investing in non-U.S. securities, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

The Oakmark Funds | 37

Region, Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry, or the perception of that region, sector or industry, may have a significant impact on the performance of the Fund's overall portfolio. Individual regions, sectors or industries may be more volatile, and may perform differently, than the broader market.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions, that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or opportunities or attain the high growth rate of successful smaller companies. Smaller companies may be more volatile due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about such companies, and their stocks may have a more limited trading market than stocks of larger companies.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' intrinsic values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Performance information

The bar chart and performance table below can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Investor Class Shares from year to year. The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The performance table illustrates the volatility of the Fund's historical returns over various lengths of time and shows how the Fund's average annual returns compare with those of one or more broad measures of market performance. The indices, which are described in "Descriptions of Indices" in the prospectus, have characteristics relevant to the Fund's investment strategy. The Fund's Advisor Class and Institutional Class each commenced operations on November 30, 2016 and the R6 Class commenced operation on December 15, 2020. Updated performance information is available on Oakmark.com or by calling 1-800-OAKMARK (625-6275).

38 | The Oakmark Funds

Since 2015, the highest and lowest quarterly returns for the Fund's Investor Class Shares were:
• Highest quarterly return: 31.5%, during the quarter ended December 31, 2020
• Lowest quarterly return: -38.1%, during the quarter ended March 31, 2020

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2024

International Fund	1 Year	5 Years	10 Years
Investor Class
Return before taxes	-4.60%	1.81%	3.43%
Return after taxes on distributions	-5.03%	1.47%	2.92%
Return after taxes on distributions and sale of Fund shares	-2.22%	1.46%	2.76%
Advisor Class
Return before taxes	-4.37%	2.05%	None
Institutional Class
Return before taxes	-4.45%	1.97%	None
R6 Class
Return before taxes	-4.30%	None	None
MSCI World ex U.S. Index Global (Net) (does not reflect the deduction of fees, expenses or taxes)	4.70%	5.10%	5.26%
MSCI EAFE Index (Net) (does not reflect the deduction of fees, expenses or taxes)	3.82%	4.73%	5.20%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Investor Class Shares. After-tax returns for Advisor Class Shares, Institutional Class Shares, and R6 Class Shares will vary from returns shown for Investor Class Shares.

The Oakmark Funds | 39

Investment adviser

Harris Associates L.P. is the investment adviser to International Fund.

Portfolio managers

David G. Herro, CFA, Michael L. Manelli, CFA, and Eric Liu, CFA, manage the Fund's portfolio. Mr. Herro is Deputy Chairman, Chief Investment Officer of International Equities, a portfolio manager, and analyst of the Adviser. He joined the Adviser in 1992 and has managed the Fund since its inception in 1992. Mr. Manelli is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2005 and has managed the Fund since 2016. Mr. Liu is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2009 and has managed the Fund since August 1, 2023.

Purchase and sale of fund shares

The Fund's initial investment minimums generally are set forth in the table below. Once your account is open, subsequent investments may be made in any amount. Intermediaries may impose their own minimum investment requirements.

	Through certain intermediaries held in omnibus accounts[1]	For certain retirement plan accounts	For all other accounts
Investor Class	None	None	None
Advisor Class	None	None	$100,000
Institutional Class	None	None	$250,000
R6 Class	None	None	$1,000,000

1 An omnibus account is a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary's customer investments in the Fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made directly with the Fund by writing to The Oakmark Funds, P.O. Box 219558 Kansas City, MO 64121-9558, or visiting Oakmark.com. Some redemptions may require a Medallion signature guarantee.

Purchases and redemptions can also be made through an intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor. Intermediaries may impose their own minimum investment requirements. Although the Fund does not impose any sales charges on any class of shares, you may separately pay a commission, a transaction-based fee or other fee to your intermediary on your purchase and sale of those shares, which is not reflected in this prospectus. You may be eligible to transact in the other classes of shares that are offered by the Fund that have different fees and expenses. Please contact your intermediary for additional information.

40 | The Oakmark Funds

Tax information

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through an intermediary, the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary's website for more information.

The Oakmark Funds | 41

Oakmark International Small Cap Fund

Investment objective

Oakmark International Small Cap Fund seeks long-term capital appreciation.

Fees and expenses of the Fund

Below are the fees and expenses that you would pay if you buy, hold, and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Advisor Class	Institutional Class	R6 Class
Management fees	0.99%	0.99%	0.99%	0.99%
Distribution (12b-1) fees	None	None	None	None
Total Other Expenses	0.34%	0.18%	0.09%	0.07%
Shareholder Service Plan fees	0.20%[1]	None	None	None
Other expenses	0.14%	0.18%	0.09%	0.07%
Total Annual Fund Operating Expenses	1.33%	1.17%	1.08%	1.06%

1 Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses were those reflected in the table, inclusive of any fee waivers and/or expense reimbursements.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:
	Investor Class	Advisor Class	Institutional Class	R6 Class
1 Year	$135	$119	$110	$108
3 Years	421	372	343	337
5 Years	729	644	595	585
10 Years	1,601	1,420	1,317	1,294

42 | The Oakmark Funds

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal investment strategy

The Fund invests primarily in a diversified portfolio of common stocks of non-U.S. companies. In determining whether an issuer is a U.S. or non-U.S. company, the Fund considers various factors including, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of "small cap companies." A small cap company is one whose market capitalization is no greater than the largest market capitalization of any company included in the S&P EPAC (Europe Pacific Asia Composite) Small Cap Index ($15.64 billion as of December 31, 2024).

The Fund may invest in non-U.S. markets throughout the world, including emerging markets. The Fund considers emerging markets to be markets located in countries classified as emerging or frontier markets by MSCI, and are generally located in the AsiaPacific region, Eastern Europe, the Middle East, Central and South America, and Africa. Ordinarily, the Fund will invest in the securities of at least five countries outside the United States. There are no geographic limits on the Fund's non-U.S. investments.

The Fund uses a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company's stock price converges with the Adviser's estimate of the company's intrinsic value. By "intrinsic value," the Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities priced significantly below what it believes is a company's intrinsic value presents the best opportunity to achieve the Fund's investment objective. A company trading below its estimated intrinsic value is sometimes referred to as trading at a discount.

The Adviser uses this value investment philosophy to identify companies that have discounted stock prices compared to what the Adviser believes are the companies' intrinsic values. In assessing such companies, the Adviser looks for a number of attractive attributes which could include: (1) free cash flows; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management alignment with shareholders.

The Oakmark Funds | 43

Key Tenets of the Oakmark Value Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for businesses that are expected to achieve a combination of dividend yield and per-share growth in business value that is above-average.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser identifies a stock that it believes is selling at a significant discount to the Adviser's estimated intrinsic value and that the company possesses the other key tenets of the investment philosophy, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated intrinsic value. This means the Adviser sets specific "buy" and "sell" targets for each stock the Fund holds. The Adviser monitors each portfolio holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds forty to seventy stocks rather than hundreds, and as a result, a higher percentage of the Fund's total assets may at times be invested in a particular region, sector or industry.

Principal investment risks

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad and the Adviser's evaluation of those

44 | The Oakmark Funds

events, and the success of the Adviser in implementing the Fund's investment strategy. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its investment objective, it cannot guarantee it will attain that investment objective. The following principal investment risks can significantly affect the Fund's performance:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, geopolitical (including wars or acts of terrorism), regulatory, market, economic, sanctions, global health crises or pandemics, environmental, or other developments that may cause broad changes in market value, stability, and public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates.

Small Cap Securities Risk. Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. Therefore, when purchasing and selling smaller cap securities, the Fund may experience higher transactional costs due to the length of time that might be needed to purchase or sell such securities. Additionally, if the Fund is forced to sell securities to meet redemption requests or other cash needs, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. Smaller companies also may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

The Oakmark Funds | 45

Focused Portfolio Risk. The Fund's portfolio tends to be invested in a relatively small number of stocks—forty to seventy rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility and may lead to greater losses.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may be difficult to predict and may result in the Fund experiencing rapid and extreme value changes due to currency controls; trade barriers, sanctions and other protectionist trade policies (including those of the U.S.); different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S. issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. Different markets or regions may react to developments differently than one another or the U.S. Investments in securities issued by entities domiciled in the U.S. also may be subject to many of these risks. The Fund may hedge its exposure to foreign currencies. Although hedging may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that the Fund's hedging strategy will be successful.

Liquidity Risk. From time to time, the trading market generally or for a particular investment or instrument in which the Fund is invested, including securities of smaller companies and securities of issuers located outside the United States, may become less liquid or even illiquid. Illiquid investments can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that they may not be sold for the price at which the Fund is carrying them. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. This risk may be heightened with investments in issuers located in developing and emerging countries. Market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. Certain investments that were liquid when a Fund purchased them may become illiquid, sometimes abruptly. The inability to sell an investment can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

46 | The Oakmark Funds

Emerging Markets Risk. The risks of investing in non-U.S. securities may be heightened for securities of issuers located in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging market countries may also have less developed legal and accounting systems. In addition to all of the risks of investing in non-U.S. securities, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Region, Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry, or the perception of that region, sector or industry, may have a significant impact on the performance of the Fund's overall portfolio. Individual regions, sectors or industries may be more volatile, and may perform differently, than the broader market.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category carries the risk that due to current market conditions, that category may be out of favor with investors.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' intrinsic values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Performance information

The bar chart and performance table below can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Investor Class Shares from year to year. The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The performance table illustrates the volatility of the Fund's historical returns over various lengths of time and shows how the Fund's average annual returns compare with those of one or more broad measures of market performance. The indices, which are described in "Descriptions of

The Oakmark Funds | 47

Indices" in the prospectus, have characteristics relevant to the Fund's investment strategy. The Fund's Advisor Class and Institutional Class each commenced operations on November 30, 2016 and the R6 Class commenced operations on December 15, 2020. Updated performance information is available on Oakmark.com or by calling 1-800-OAKMARK (625-6275).
Since 2015, the highest and lowest quarterly returns for the Fund's Investor Class Shares were:
• Highest quarterly return: 27.8%, during the quarter ended December 31, 2022
• Lowest quarterly return: -38.3%, during the quarter ended March 31, 2020

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2024

International Small Cap Fund	1 Year	5 Years	10 Years
Investor Class
Return before taxes	-2.93%	4.42%	5.36%
Return after taxes on distributions	-4.09%	3.83%	4.65%
Return after taxes on distributions and sale of Fund shares	-0.53%	3.47%	4.25%
Advisor Class
Return before taxes	-2.81%	4.57%	None
Institutional Class
Return before taxes	-2.73%	4.66%	None
R6 Class
Return before taxes	-2.69%	None	None
MSCI World ex U.S. Index (Net) (does not reflect the deduction of fees, expenses or taxes)*	4.70%	5.10%	5.26%
MSCI World ex U.S. Small Cap Index (Net) (does not reflect the deduction of fees, expenses or taxes)	2.76%	2.87%	5.49%

* The Fund began comparing its performance to the MSCI World ex U.S. Index rather than the MSCI World ex U.S. Small Cap Index in order to satisfy a change in regulatory requirements. The MSCI World ex U.S. Small Cap Index will be maintained as a secondary index, as it shows how the Fund's performance compares to an index with characteristics that are more representative of the Fund's investment strategy than the MSCI World ex U.S. Index.

48 | The Oakmark Funds

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from foreign tax credits or any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Investor Class Shares. After-tax returns for Advisor Class Shares, Institutional Class Shares, and R6 Class Shares will vary from returns shown for Investor Class Shares.

Investment adviser

Harris Associates L.P. is the investment adviser to International Small Cap Fund.

Portfolio managers

David G. Herro, CFA, Michael L. Manelli, CFA and Justin D. Hance, CFA manage the Fund's portfolio. Mr. Herro is Deputy Chairman, Chief Investment Officer of International Equities, a portfolio manager, and analyst of the Adviser. He joined the Adviser in 1992 and has managed the Fund since its inception in 1995. Mr. Manelli is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2005 and has managed the Fund since 2011. Mr. Hance is a Vice President, Director of International Research and a portfolio manager of the Adviser. He joined the Adviser in 2010 and has managed the Fund since 2016.

Purchase and sale of fund shares

The Fund's initial investment minimums generally are set forth in the table below. Once your account is open, subsequent investments may be made in any amount. Intermediaries may impose their own minimum investment requirements.

	Through certain intermediaries held in omnibus accounts[1]	For certain retirement plan accounts	For all other accounts
Investor Class	None	None	None
Advisor Class	None	None	$100,000
Institutional Class	None	None	$250,000
R6 Class	None	None	$1,000,000

1 An omnibus account is a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary's customer investments in the Fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made directly with the Fund by writing to The Oakmark Funds, P.O. Box 219558 Kansas City, MO 64121-9558, or visiting Oakmark.com. Some redemptions may require a Medallion signature guarantee.

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Purchases and redemptions can also be made through an intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor. Intermediaries may impose their own minimum investment requirements. Although the Fund does not impose any sales charges on any class of shares, you may separately pay a commission, a transaction-based fee or other fee to your intermediary on your purchase and sale of those shares, which is not reflected in this prospectus. You may be eligible to transact in the other classes of shares that are offered by the Fund that have different fees and expenses. Please contact your intermediary for additional information.

Tax information

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through an intermediary, the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary's website for more information.

50 | The Oakmark Funds

Oakmark Equity and Income Fund

Investment objective

Oakmark Equity and Income Fund seeks income and preservation and growth of capital.

Fees and Expenses of the Fund

Below are the fees and expenses that you would pay if you buy, hold, and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Advisor Class	Institutional Class	R6 Class
Management fees	0.53%	0.53%	0.53%	0.53%
Distribution (12b-1) fees	None	None	None	None
Total Other Expenses	0.32%	0.09%	0.06%	0.03%
Shareholder Service Plan fees	0.22%[1]	None	None	None
Other expenses	0.10%	0.09%	0.06%	0.03%
Total Annual Fund Operating Expenses	0.85%	0.62%	0.59%	0.56%

1 Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses were those reflected in the table, inclusive of any fee waivers and/or expense reimbursements.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:

	Investor Class	Advisor Class	Institutional Class	R6 Class
1 Year	$87	$63	$60	$57
3 Years	271	199	189	179
5 Years	471	346	329	313
10 Years	1,049	774	738	701

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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

Principal investment strategy

The Fund invests primarily in a diversified portfolio of U.S. equity and debt securities (although the Fund may invest up to 35% of its total assets in equity and debt securities of non-U.S. issuers). The Fund is intended to present a balanced investment program between growth and income by investing approximately 40-75% of its total assets in common stock, including securities convertible into common stock, and up to 60% of its total assets in debt securities issued by the U.S. government or any of its agencies or instrumentalities (including agency mortgage-backed securities), non U.S. governments, and corporate entities rated at the time of purchase within the two highest ratings assigned by Moody's Investors Service, Inc. ("Moody's"), S&P Global Ratings ("S&P"), a division of S&P Global, or Fitch Ratings, Inc. ("Fitch") or equivalently rated by any other nationally recognized statistical rating organization ("NRSRO"), or, if unrated, deemed to be of comparable quality by the Adviser. Of the up to 60% of total assets in debt securities, the Fund may invest up to 20% in unrated or below investment grade rated debt securities, commonly called junk bonds. The Fund considers fixed-income securities to be below investment grade if, at the time of investment, they are rated Ba1 or lower by Moody's, BB+ or lower by S&P or Fitch, or equivalently rated by any NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If all three NRSROs provide a rating, the Adviser assigns the middle rating of Moody's, Fitch and S&P. When a rating is available from only two agencies, the lower rating is used; if only one agency rates a bond, that rating is assigned. The Fund may invest in the securities of large-, mid-, and small-capitalization companies.

The Fund uses a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company's stock price converges with the Adviser's estimate of the company's intrinsic value. By "intrinsic value," the Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities priced significantly below what it believes is a company's intrinsic value presents the best opportunity to achieve the Fund's investment objective. A company trading below its estimated intrinsic value is sometimes referred to as trading at a discount.

The Adviser uses this value investment philosophy to identify companies that have discounted stock prices compared to what the Adviser believes are the companies' intrinsic values. In assessing such companies, the Adviser looks for a number of attractive attributes which could include: (1) free cash flows; (2) earnings that are growing and are reasonably predictable; and (3) high level of company management alignment with shareholders.

52 | The Oakmark Funds

Key Tenets of the Oakmark Value Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for businesses that are expected to achieve a combination of dividend yield and per-share growth in business value that is above-average.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

In making its equity investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser identifies a stock that it believes is selling at a significant discount to the Adviser's estimated intrinsic value and that the company possesses the other key tenets of the investment philosophy, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated intrinsic value. This means the Adviser sets specific "buy" and "sell" targets for each stock the Fund holds. The Adviser monitors each portfolio holding and adjusts these price targets as warranted to reflect changes in a company's fundamentals.

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio typically holds thirty to sixty stocks rather than hundreds, and as a result, a higher percentage of the Fund's total assets may at times be invested in a particular sector or industry.

The proportion of the Fund held in debt securities will vary in light of the Adviser's view of the attractiveness of debt securities. In times when the Adviser believes equities provide above average absolute value, the proportion of the Fund allocated to debt securities will decline. In selecting debt securities, the Adviser considers many factors, including among other things, quality, yield-to-maturity, liquidity, current yield and call risk. The Adviser believes the role of fixed income investments in the Fund is to help buffer the volatility of the Fund's equity portfolio and generate income.

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Principal investment risks

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad and the Adviser's evaluation of those events, and the success of the Adviser in implementing the Fund's investment strategy. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

Although the Fund makes every effort to achieve its investment objective, it cannot guarantee it will attain that investment objective. The following principal investment risks can significantly affect the Fund's performance:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, geopolitical (including wars or acts of terrorism), regulatory, market, economic, sanctions, global health crises or pandemics, environmental, or other developments that may cause broad changes in market value, stability, and public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates.

Focused Portfolio Risk. The Fund's portfolio tends to be invested in a relatively small number of stocks—thirty to sixty rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund's volatility and may lead to greater losses.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences

54 | The Oakmark Funds

between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may be difficult to predict and may result in the Fund experiencing rapid and extreme value changes due to currency controls; trade barriers, sanctions and other protectionist trade policies (including those of the U.S.); different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S. issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. Different markets or regions may react to developments differently than one another or the U.S. Investments in securities issued by entities domiciled in the U.S. also may be subject to many of these risks. The Fund may hedge its exposure to foreign currencies. Although hedging may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that the Fund's hedging strategy will be successful.

Debt Securities Risk. Debt securities are subject to credit risk, call risk, interest rate risk and liquidity risk.

Credit Risk. Credit risk is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations.

Call Risk. Upon the issuer's desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a "callable security" early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Interest Rate Risk. The Fund's yield and share price will fluctuate in response to changes in interest rates and there is a risk of loss due to changes in interest rates. In general, the prices of debt securities rise when interest rates fall, and the prices fall when interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Liquidity Risk. Liquidity risk is the risk a particular security may be difficult to purchase or sell and that the Fund may be unable to sell such security at an advantageous time or price and may be forced to sell a security at a discount to the Adviser's estimated value of such a security.

Sovereign Debt Risk. Sovereign debt instruments, including U.S. and non-U.S. debt instruments, are subject to the risk that a governmental entity may delay, refuse, or be unable to pay interest or repay principal on its debt, due, for

The Oakmark Funds | 55

example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity's debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a government entity has not repaid may be collected.

Lower-Rated Debt Securities Risk. Below investment grade securities (commonly called junk bonds) are regarded as having predominately speculative characteristics with respect to the issuer's continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Government-Sponsored Entity Securities Risk. Some securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or instrumentality to borrow from the U.S. Treasury. There can be no assurance that the U.S. government will always provide financial support to those agencies or instrumentalities.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular sector or industry, changes affecting that sector or industry, or the perception of that sector or industry, may have a significant impact on the performance of the Fund's overall portfolio. Individual sectors or industries may be more volatile, and may perform differently, than the broader market.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions, that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or opportunities or attain the high growth rate of successful smaller companies. Smaller companies may be more volatile due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about such companies, and their stocks may have a more limited trading market than stocks of larger companies.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either

56 | The Oakmark Funds

because the market fails to recognize what the Adviser considers to be the companies' intrinsic values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock's price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock's price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly called junk bonds). To the extent the Fund invests in convertible securities issued by mid- or small-cap companies, it will be subject to the risks of investing in such companies.

Mortgage- and Asset-Backed Securities Risk. In addition to being subject to the risks associated with investments in fixed-income securities generally (e.g., prepayment and extension, credit, liquidity and valuation risks), the values of mortgage- and asset-backed securities, including collateralized mortgage obligations ("CMOs"), are influenced by the factors affecting the assets underlying the securities. The value of these securities may be significantly affected by changes in interest rates. These securities are also subject to the risk of default on the underlying mortgages or assets, which may increase particularly during periods of market downturn. An unexpectedly high rate of defaults on the underlying assets will decrease the security's value. If borrowers pay back principal on mortgage-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration, the Fund's performance could be impacted. In general, a mortgage-backed security might be called or otherwise converted, prepaid or redeemed before maturity due to an excess in cash flow to the issuer or due to a decline in interest rates. In the event there is a prepayment, the Fund would need to reinvest the proceeds, possibly in an investment offering a lower yield or interest rate. On the other hand, in general, slower payoffs or extension may occur if market interest rates rise, which has the effect of increasing the duration or interest rate risk of the impacted securities. In addition, CMOs typically will be issued in a variety of classes or series ("tranches"), which have different maturities and losses are first allocated to the most junior or subordinated tranches. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

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Performance information

The bar chart and performance table below can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Investor Class Shares from year to year. The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The performance table illustrates the volatility of the Fund's historical returns over various lengths of time and shows how the Fund's average annual returns compare with those of one or more broad measures of market performance. The indices, which are described in "Descriptions of Indices" in the prospectus, have characteristics relevant to the Fund's investment strategy. The Fund's Advisor Class and Institutional Class each commenced operations on November 30, 2016 and the R6 Class commenced operations on December 15, 2020. Updated performance information is available on Oakmark.com or by calling 1-800-OAKMARK (625-6275).

Since 2015, the highest and lowest quarterly returns for the Fund's Investor Class Shares were:
• Highest quarterly return: 16.1%, during the quarter ended December 31, 2020
• Lowest quarterly return: -22.0%, during the quarter ended March 31, 2020

58 | The Oakmark Funds

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2024

Equity and Income Fund	1 Year	5 Years	10 Years
Investor Class
Return before taxes	8.72%	7.98%	6.88%
Return after taxes on distributions	7.97%	6.94%	5.45%
Return after taxes on distributions and sale of Fund shares	5.32%	6.05%	5.14%
Advisor Class
Return before taxes	8.99%	8.21%	None
Institutional Class
Return before taxes	8.99%	8.24%	None
R6 Class
Return before taxes	9.00%	None	None
S&P 500 Index (does not reflect the deduction of fees, expenses or taxes)	25.02%	14.53%	13.10%
Bloomberg U.S. Aggregate Bond Fund (does not reflect the deduction of fees, expenses or taxes)	1.25%	-0.33%	1.35%
60% S&P 500 Index/40% Bloomberg U.S. Aggregate Bond Index (does not reflect the deduction of fees, expenses or taxes)	15.01%	8.71%	8.58%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Investor Class Shares. After-tax returns for Advisor Class Shares, Institutional Class Shares, and R6 Class Shares will vary from returns shown for Investor Class Shares.

Investment adviser

Harris Associates L.P. is the investment adviser to Equity and Income Fund.

Portfolio managers

M. Colin Hudson, CFA, Adam D. Abbas, Michael A. Nicolas, CFA, and Alexander E. Fitch, CFA manage the Fund's portfolio. Mr. Hudson is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2005 and has managed the Fund since 2013. Mr. Abbas is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2018 and has managed the Fund since 2020. Mr. Nicolas is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2013 and has managed the Fund since August 1, 2022.

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Mr. Fitch is Director of U.S. Research and a portfolio manager of the Adviser. He joined the Adviser in 2011 and has managed the Fund since August 1, 2022.

Purchase and sale of fund shares

The Fund's initial investment minimums generally are set forth in the table below. Once your account is open, subsequent investments may be made in any amount. Intermediaries may impose their own minimum investment requirements.

	Through certain intermediaries held in omnibus accounts[1]	For certain retirement plan accounts	For all other accounts
Investor Class	None	None	None
Advisor Class	None	None	$100,000
Institutional Class	None	None	$250,000
R6 Class	None	None	$1,000,000

1 An omnibus account is a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary's customer investments in the Fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made directly with the Fund by writing to The Oakmark Funds, P.O. Box 219558 Kansas City, MO 64121-9558, or visiting Oakmark.com. Some redemptions may require a Medallion signature guarantee.

Purchases and redemptions can also be made through an intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor. Intermediaries may impose their own minimum investment requirements. Although the Fund does not impose any sales charges on any class of shares, you may separately pay a commission, a transaction-based fee or other fee to your intermediary on your purchase and sale of those shares, which is not reflected in this prospectus. You may be eligible to transact in the other classes of shares that are offered by the Fund that have different fees and expenses. Please contact your intermediary for additional information.

Tax information

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through an intermediary, the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary's website for more information.

60 | The Oakmark Funds

Oakmark Bond Fund

Investment objective

The Fund seeks to maximize both current income and total return, consistent with prudent investment and principal protection management.

Fees and Expenses of the Fund

Below are the fees and expenses that you would pay if you buy, hold, and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

	Investor Class	Advisor Class	Institutional Class	R6 Class
Management fees	0.39%	0.39%	0.39%	0.39%
Distribution (12b-1) fees	None	None	None	None
Total Other Expenses	0.56%	0.35%	0.38%	0.38%
Shareholder Service Plan fees	0.24%[1]	None	None	None
Other expenses	0.32%	0.35%	0.38%	0.38%
Total Annual Fund Operating Expenses	0.95%	0.74%	0.77%	0.77%
Less: Fee waivers and/or expense reimbursements[2]	0.21%	0.20%	0.25%	0.33%
Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements	0.74%	0.54%	0.52%	0.44%

1 Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

2 Harris Associates L.P. (the "Adviser") has contractually undertaken to waive and/or reimburse certain fees and expenses of Investor Class, Advisor Class, Institutional Class, and R6 Class so that the total annual operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) ("annual operating expenses") of each class are limited to 0.74%, 0.54%, 0.52% and 0.44% of average net assets, respectively. Each of these undertakings lasts until January 27, 2026 and may only be modified by mutual agreement of the parties that, with respect to the Trust, includes a majority vote of the "non-interested" Trustees of the Trust. The Fund has agreed that each of Investor Class, Advisor Class, Institutional Class, and R6 Class will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.74%, 0.54%, 0.52% and 0.44% of the class's average net assets, respectively, or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

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Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses were those reflected in the table, inclusive of any fee waivers and/or expense reimbursements.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:

	Investor Class	Advisor Class	Institutional Class	R6 Class
1 Year	$76	$55	$53	$45
3 Years	282	216	221	213
5 Years	505	392	403	395
10 Years	1,147	900	931	923

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 90% of the average value of its portfolio.

Principal investment strategy

The Fund invests primarily in a diversified portfolio of bonds and other fixed-income securities. These include, but are not limited to, investment grade corporate bonds; U.S. or non-U.S.-government and government-related obligations (such as, U.S. treasury securities); below investment-grade corporate bonds; agency and non-agency mortgage backed-securities; asset-backed securities; senior loans (such as, leveraged loans, bank loans, covenant lite loans, and/or floating rate loans); assignments; restricted securities (e.g., Rule 144A securities); and other fixed and floating rate instruments. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other fixed-income securities, and other investments that the Adviser believes have similar economic characteristics, including other investment companies that provide investment exposure to such securities. The Adviser may shift the level of these allocations among the different bond and other fixed-income asset classes depending on market conditions.

Under normal market conditions, the Fund invests at least 25% of its assets in investment-grade fixed-income securities and may invest up to 35% of its assets in below investment-grade fixed-income securities (commonly known as "high-yield" or "junk bonds"). The Fund considers fixed-income securities to be investment-grade if, at the time of investment, they are rated Baa3 or higher by Moody's Investors Service ("Moody's"), BBB- or higher by S&P Global Ratings ("S&P") or Fitch Ratings, Inc., or equivalently rated by any other nationally

62 | The Oakmark Funds

recognized statistical rating organization ("NRSRO"), or, if unrated, deemed to be of comparable quality by the Adviser. The Fund considers fixed-income securities to be below investment-grade if, at the time of investment, they are rated Ba1 or lower by Moody's, BB+ or lower by S&P or Fitch, or equivalently rated by any NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If all three NRSROs provide a rating, the Adviser assigns the middle rating of Moody's, Fitch and S&P. When a rating is available from only two agencies, the lower rating is used; if only one agency rates a bond, that rating is assigned. The Fund invests in senior loans that are typically rated below investment-grade and to bear interest at a floating rate that periodically resets. The Fund may also invest up to 10% of its net assets in defaulted corporate securities.

In seeking to achieve the objectives of the Fund, the Adviser may purchase securities on a when-issued basis and purchase or sell delayed-delivery securities. In addition, the Fund may invest in fixed income securities structured as fixed rate debt; floating rate debt; and debt that may not pay interest at the time of issuance. The Fund may also invest in inverse floaters, as well as interest-only and principal-only securities.

The Fund will prioritize differentiation through bottom-up, single-security selection across the major fixed income asset classes with a secondary focus on top-down asset allocation and interest rate and duration management. When selecting individual securities, the Adviser uses a bottom-up approach and seeks relative price appreciation by selecting securities the Adviser believes to be undervalued based on research and fundamental analysis and by making gradual adjustment in the average duration of the Fund's portfolio. The Adviser's investment strategy is a bottom-up process that first looks for opportunities by focusing on an individual issuer's default risk pricing and then incorporates top-down considerations such as interest rate forecasting, curve selection, and other macros factors.

The Adviser utilizes an investment approach that considers a quantitative valuation model combined with a qualitative ratings framework. The Fund's portfolio selection process uses a ranking structure with a defined "buy" and "sell" discipline that allocates investments among a list of approved issuers and considers an individual investment's risk reward profile, legal structure, and/or downside risk, among other factors. The Adviser actively manages the portfolio's asset class exposure using a top-down view of sector fundamentals. The Adviser rotates Fund portfolio assets among sectors in various markets in an effort to maximize return.

Under normal market conditions, the Adviser seeks to maintain an investment portfolio with a weighted average effective duration of no less than two years and no more than eight years. The duration of the Fund's portfolio may vary materially from its target, from time to time, and there is no assurance that the duration of the Fund's portfolio will meet its target.

The Fund may hold cash or short-term debt securities from time to time and for temporary defensive purposes.

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The Fund may invest in derivative instruments, such as futures, forwards (including forward foreign currency contracts), and swap agreements (including credit default swaps, interest rate swaps, and total return swaps), for a variety of purposes, including, but not limited to, managing the Fund's duration or its exposure to fixed income securities with different maturities, currencies, interest rates, individual issuers, or sectors. The Fund may also use options, including, but not limited to, buying and selling (writing) put and call options on individual stocks and indexes, when such use is desirable because of tax or other considerations.

In deciding which fixed income securities to buy and sell, the Adviser attempts to emphasize securities issued by companies with strong fundamentals and relatively limited anticipated volatility. These securities are selected with the same bottom-up investment process that underpins all of the Oakmark funds. The Fund uses a value investment philosophy in selecting its securities. This value investment philosophy, in the context of fixed-income securities, is based upon the belief that, over time, a company's credit default risk will converge with the Adviser's estimate of the credit default risk associated with a company's intrinsic value. By "intrinsic value," the Adviser means its estimate of the value a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities that have credit risk priced significantly below what it believes the company's intrinsic value implies, allows the best opportunity to achieve the Fund's investment objective.

In an effort to achieve its goal, the Fund may engage in active and frequent trading. The Fund's investment objective may be changed without shareholder approval. The Fund will not alter its policy to invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other fixed-income securities, and other investments that the Adviser believes have similar economic characteristics, including other investment companies that provide investment exposure to such securities, without providing shareholders at least 60 days' notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

Principal investment risks

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad and the Adviser's evaluation of those events, and the success of the Adviser in implementing the Fund's investment strategy. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

64 | The Oakmark Funds

Although the Fund makes every effort to achieve its investment objective, it cannot guarantee it will attain that investment objective. The following principal investment risks can significantly affect the Fund's performance:

Credit Risk. Credit risk is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations.

Call Risk. Upon the issuer's desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a "callable security" early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Interest Rate Risk. The Fund's yield and share price will fluctuate in response to changes in interest rates and there is a risk of loss due to changes in interest rates. In general, the prices of debt securities rise when interest rates fall, and the prices fall when interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. Inverse floaters earn interest at rates that vary inversely to changes in short-term interest rates. An inverse floater produces less income (and may produce no income) and may decline in value when market rates rise.

Liquidity Risk. From time to time, the trading market generally or for a particular investment or instrument in which the Fund is invested, including securities of issuers located outside the United States, may become less liquid or even illiquid. Illiquid investments can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that they may not be sold for the price at which the Fund is carrying them. This risk may be heightened with investments in issuers located in developing and emerging countries. Market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. Certain investments that were liquid when a Fund purchased them may become illiquid, sometimes abruptly. The inability to sell an investment can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

Government-Sponsored Entity Securities Risk. Some securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or instrumentality to borrow from the U.S. Treasury. There can be no assurance that the U.S. government will always provide financial support to those agencies or instrumentalities.

Sovereign Debt Risk. Sovereign debt instruments, including U.S. and non-U.S. debt instruments, are subject to the risk that a governmental entity may delay, refuse, or be unable to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity's debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity

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defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a government entity has not repaid may be collected.

Lower-Rated Debt Securities Risk. Below investment grade securities (commonly called junk bonds) are regarded as having predominately speculative characteristics with respect to the issuer's continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Loan Interests Risk. Loan interests may be subject to restrictions on transfer. The Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Therefore, at times loan interests may be illiquid and difficult to value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Accordingly, loan interests may have extended settlement periods. Loan interests may be secured or unsecured. Interests in secured loans have the benefit of collateral securing a loan in which the Fund has an interest and, typically, there are restrictive covenants limiting the ability of the borrower to further encumber its assets. The value of the collateral may decline and may become insufficient to cover the amount owed on the loan. In the case of borrower default, bankruptcy or other insolvency laws may limit or delay the Fund's access to the collateral. In the event of a default, lower tier secured loans and unsecured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower's obligations to the senior secured lenders, and the remaining collateral may not sufficiently cover the full amount owed on the loan in which the Fund has an interest. Interests in loans can expose the Fund to the lender's credit risk and also may expose the Fund to the credit risk of the underlying borrower.

Covenant lite loans may contain fewer or no restrictive covenants compared to other loans. Accordingly, the Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans than its holdings of loans or securities with more traditional financial covenants, which may result in losses to the Fund. A loan interest may also be obtained by the assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. Normally, an assignee will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is assigned. However, it is possible that the rights and obligations acquired by the purchaser of a loan assignment may differ from those held by the original lender or the assignor. When the fund receives a loan assignment, it is possible that the Fund could be held liable, or may be called upon to fulfill other obligations. A loan interest may not be deemed a security and, in such case, may not be afforded the same legal protections afforded securities under the federal securities laws.

66 | The Oakmark Funds

Restricted Securities Risk. Restricted securities may not be listed on an exchange and may not have an active trading market. Accordingly, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. In addition, restricted securities may be illiquid, and it can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a restricted security.

Mortgage- and Asset-Backed Securities Risk. In addition to being subject to the risks associated with investments in fixed-income securities generally (e.g., prepayment and extension, credit, liquidity and valuation risks), the values of mortgage- and asset-backed securities, including collateralized mortgage obligations ("CMOs"), are influenced by the factors affecting the assets underlying the securities. The value of these securities may be significantly affected by changes in interest rates. These securities are also subject to the risk of default on the underlying mortgages or assets, which may increase particularly during periods of market downturn. An unexpectedly high rate of defaults on the underlying assets will decrease the security's value. If borrowers pay back principal on mortgage-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration, the Fund's performance could be impacted. In general, a mortgage-backed security might be called or otherwise converted, prepaid or redeemed before maturity due to an excess in cash flow to the issuer or due to a decline in interest rates. In the event there is a prepayment, the Fund would need to reinvest the proceeds, possibly in an investment offering a lower yield or interest rate. On the other hand, in general, slower payoffs or extension may occur if market interest rates rise, which has the effect of increasing the duration or interest rate risk of the impacted securities. In addition, CMOs typically will be issued in a variety of classes or series ("tranches"), which have different maturities and losses are first allocated to the most junior or subordinated tranches. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

Prepayment and Extension Risk. If borrowers pay back principal on certain fixed-income securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration, the Fund's performance could be impacted. In general, a debt security might be called or otherwise converted, prepaid or redeemed before maturity due to an excess in cash flow to the issuer or due to a decline in interest rates. In the event there is a prepayment, the Fund would need to reinvest the proceeds, possibly in an investment offering a lower yield or interest rate. On the other hand, in general, slower payoffs or extension may occur if market interest rates rise, which has the effect of increasing the duration or interest rate risk of the impacted securities.

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Other Investment Company Risk. To the extent the Fund invests in other investment companies, its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies' investments, as well as to the other investment companies' expenses.

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, geopolitical (including wars or acts of terrorism), regulatory, market, economic, sanctions, global health crises or pandemics, environmental, or other developments that may cause broad changes in market value, stability, and public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates.

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the United States may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may be difficult to predict and may result in the Fund experiencing rapid and extreme value changes due to currency controls; trade barriers, sanctions and other protectionist trade policies (including those of the U.S.); different accounting, auditing, financial reporting, and legal standards and practices; political and diplomatic changes and developments; expropriation; changes in tax policy; a lack of available public information regarding non-U.S. issuers; greater market volatility; a lack of sufficient market liquidity; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in issuers located in developing and emerging countries, and in issuers in more developed countries that conduct substantial business in such developing and emerging countries. Fluctuations in the exchange rates between currencies may negatively affect an investment in non-U.S. securities. Different markets or regions may react to developments

68 | The Oakmark Funds

differently than one another or the U.S. Investments in securities issued by entities domiciled in the U.S. also may be subject to many of these risks. The Fund may hedge its exposure to foreign currencies. Although hedging may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that the Fund's hedging strategy will be successful.

Derivatives Risk. The Fund's exposure to derivatives can involve investment techniques and risks different from those associated with investing in more traditional investments and sometimes the risks of these investments may be magnified in comparison. Derivative transactions may be volatile and can create leverage in the Fund, which may cause the Fund to lose more than the amount of assets initially invested. At times, derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative at the desired time or price. If the Fund's derivative counterparty becomes unwilling or unable to honor its obligations, then the Fund may experience losses. This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives. Changes in regulation relating to a mutual fund's use of derivatives and related instruments may limit the availability of derivatives, increase the costs of derivatives, or otherwise adversely affect the value of derivatives impacting the Fund's performance.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. Forward contracts do not have limitations on daily price movements. Changes in foreign exchange regulations by governmental authorities may affect the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to exit a position when desired.

Options. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If a strategy is applied at an inappropriate time or market conditions or trends are judged incorrectly, the use of options may lower the Fund's return. There can be no guarantee that the use of options will increase the Fund's return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options.

Swaps. Generally, the risk of loss associated with swaps is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. However, if the Fund sells a credit default swap it may lose the entire notional amount of the swap.

Leverage Risk. Leverage may cause the Fund to be more volatile and can amplify changes in the Fund's net asset value Derivatives, when-issued and forward-settling securities, and borrowing may create leverage and can result in losses to

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the Fund that may accelerate the rate of losses and exceed the amount originally invested.

Variable and Floating Rate Instruments Risk. The value of variable and floating rate instruments may decline if market interest rates or the interest rates paid by such instruments do not fluctuate according to expectations since such instruments are less sensitive to interest rate changes than fixed rate instruments. Certain types of variable and floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

When-Issued and Forward-Settling Securities Risk. The value obtained in a when-issued or forward-settling transaction may be less favorable than the price or yield available in the market when the transaction takes place. Conversely, since the Fund is committed to buying such securities at a certain price, any change in the value of these securities, even prior to their issuance, affects the Fund's share value and therefore involves a risk of loss if the value of the security to be purchased declines before the settlement date.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular sector or industry, changes affecting that sector or industry, or the perception of that sector or industry, may have a significant impact on the performance of the Fund's overall portfolio. Individual sectors or industries may be more volatile, and may perform differently, than the broader market.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' intrinsic values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact the Fund's performance. Currency exchange rates may fluctuate abruptly and significantly and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad. The Adviser may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the

70 | The Oakmark Funds

Fund's costs, negatively impact the Fund's performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Performance information

The bar chart and performance table below can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Institutional Class Shares from year to year. The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The performance table illustrates the volatility of the Fund's historical returns over various lengths of time and shows how the Fund's average annual returns compare with those of a broad measure of market performance. The index, which is described in "Descriptions of Indices" in the prospectus, has characteristics relevant to the Fund's investment strategy. The Fund's Advisor Class and Institutional Class each commenced operations on June 10, 2020, the R6 Class commenced operations on December 15, 2020 and the Investor Class commenced operations on January 28, 2022. Updated performance information is available on Oakmark.com or by calling 1-800-OAKMARK (625-6275).

Since 2020, the highest and lowest quarterly returns for the Fund's Institutional Class Shares were:
• Highest quarterly return: 7.1%, during the quarter ended December 31, 2023
• Lowest quarterly return: -5.7%, during the quarter ended June 30, 2022

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AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2024

Bond Fund	1 Year	5 Years	10 Years
Institutional Class
Return before taxes	3.54%	None	None
Return after taxes on distributions	1.52%	None	None
Return after taxes on distributions and sale of Fund shares	2.08%	None	None
Advisor Class
Return before taxes	3.40%	None	None
R6 Class
Return before taxes	3.64%	None	None
Investor Class
Return before taxes	3.21%	None	None
Bloomberg U.S. Aggregate Bond Index (does not reflect the deduction of fees, expenses or taxes)	1.25%	None	None

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Institutional Class Shares. After-tax returns for Advisor Class Shares, and R6 Class Shares will vary from returns shown for Institutional Class Shares.

Investment adviser

Harris Associates L.P. is the investment adviser to Bond Fund.

Portfolio managers

M. Colin Hudson, CFA and Adam D. Abbas manage the Fund's portfolio. Mr. Hudson is a Vice President, portfolio manager and analyst of the Adviser. He joined the Adviser in 2005 and has managed the Fund since its inception in June 2020. Mr. Abbas is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2018 and has managed the Fund since its inception in June 2020.

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Purchase and sale of fund shares

The Fund's initial investment minimums generally are set forth in the table below. Once your account is open, subsequent investments may be made in any amount. Intermediaries may impose their own minimum investment requirements.

	Through certain intermediaries held in omnibus accounts[1]	For certain retirement plan accounts	For all other accounts
Investor Class	None	None	None
Advisor Class	None	None	$100,000
Institutional Class	None	None	$250,000
R6 Class	None	None	$1,000,000

1 An omnibus account is a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary's customer investments in the Fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made directly with the Fund by writing to The Oakmark Funds, P.O. Box 219558 Kansas City, MO 64121-9558, or visiting Oakmark.com. Some redemptions may require a Medallion signature guarantee.

Purchases and redemptions can also be made through an intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor. Intermediaries may impose their own minimum investment requirements. Although the Fund does not impose any sales charges on any class of shares, you may separately pay a commission, a transaction-based fee or other fee to your intermediary on your purchase and sale of those shares, which is not reflected in this prospectus. You may be eligible to transact in the other classes of shares that are offered by the Fund that have different fees and expenses. Please contact your intermediary for additional information.

Tax information

The Fund's distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through an intermediary, the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary's website for more information.

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How the Funds pursue their
investment objectives

Investment objectives

Oakmark Fund ("Oakmark Fund"), Oakmark Select Fund ("Select Fund"), Oakmark Global Fund ("Global Fund"), Oakmark Global Select Fund ("Global Select Fund"), Oakmark International Fund ("International Fund") and Oakmark International Small Cap Fund ("International Small Cap Fund") seek long-term capital appreciation. Oakmark Equity and Income Fund ("Equity and Income Fund") seeks income and preservation and growth of capital. Oakmark Bond Fund ("Bond Fund") seeks to maximize both current income and total return, consistent with prudent investment and principal protection management. (Each referred to as a "Fund" and collectively the "Funds" or "Oakmark Funds").

Change in investment objective

Each Fund's investment objective may be changed by the Board of Trustees (the "Board") of Harris Associates Investment Trust (the "Trust") without shareholder approval. Shareholders will receive at least thirty days' written notice of any change in a Fund's investment objective. If the Board approves a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. There can be no assurance that a Fund will achieve its investment objective.

Principal investment strategies

Oakmark Fund, Select Fund, Global Fund, Global Select Fund, International Fund, International Small Cap Fund and Equity and Income Fund:

PHILOSOPHY

The Funds use a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company's stock price converges with Harris Associates L.P.'s (the "Adviser") estimate of the company's intrinsic value. By "intrinsic value," the Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities priced significantly below what the Adviser believes is a company's intrinsic value presents the best opportunity to achieve a Fund's investment objective.

74 | The Oakmark Funds

The Adviser uses this value investment philosophy to identify companies that have discounted stock prices compared to what the Adviser believes are the companies' intrinsic values. In assessing such companies, the Adviser looks for a number of attractive attributes which could include:

•  free cash flows;

•  earnings that are growing and are reasonably predictable; and

•  high level of company management alignment with shareholders.

Key Tenets of the Oakmark Value Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for businesses that are expected to achieve a combination of dividend yield and per-share growth in business value that is above-average.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

PROCESS

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. The Adviser does not rely upon recommendations generated from other brokerage or investment firms, generally referred to as the "Street." As part of this selection process, the Adviser's analysts typically visit companies and conduct other research on the companies and their industries.

The chief consideration in the selection of stocks for the Funds is the size of the discount of a company's current stock price compared to the Adviser's estimate of the company's intrinsic value. Once the Adviser identifies a stock that it believes is selling at a significant discount compared to the Adviser's estimate of the company's intrinsic value and that the company possesses the other key tenets of the investment philosophy, the Adviser may consider buying that stock for a Fund. The Adviser usually sells a stock when the price approaches its estimated intrinsic value. This means the Adviser sets specific "buy" and "sell" targets for each stock held by a Fund. The Adviser monitors each portfolio holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

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When considering the selection of stocks for the Funds, the Adviser frequently evaluates whether corporate governance factors could have a negative or positive impact on the intrinsic value or risk profile of a potential investment. Governance factors considered may include, but are not limited to, an issuer's governance structure and other factors that are economically material to a given issuer. The Adviser also will evaluate social and environmental factors depending on the Adviser's view of the materiality of those factors relative to people, process and/or profit issues that affect the competitive position of the investment. To assess these factors, the Adviser may consider information derived from its ongoing dialogue with certain companies, proprietary research, and information from third-party sources. The Adviser will make investment decisions for the Funds that are not based solely on environmental, social, and governance considerations. The Adviser does not currently view certain types of investments, including cash, cash equivalents, currency positions, particular types of derivatives and other non-issuer specific instruments, as presenting environmental, social, and governance risks, opportunities and/or issues, and believes it is not practicable to evaluate such risks on these particular investments.

BOTTOM-UP INVESTMENT PROCESS

All portfolio managers at the Adviser strive to abide by a consistent investment philosophy and process. This process involves a collective effort to identify what the managers believe are the best values in the marketplace. Each Fund manager typically constructs a focused portfolio from a list of approved stocks, built on a stock by stock basis from the bottom up. The following chart illustrates this bottom-up process:

MANAGING RISK

The Adviser tries to manage some of the risks of investing in common stocks by purchasing stocks whose prices it considers low relative to the companies' intrinsic value. The Adviser also continuously monitors each portfolio company.

76 | The Oakmark Funds

For Equity and Income Fund, the Adviser attempts to manage the risks of investing in debt by conducting independent evaluations of the creditworthiness of the issuers and by actively managing the average duration of the Fund's portfolio holdings in anticipation of interest rate changes.

Furthermore, for Global Fund, Global Select Fund, International Fund and International Small Cap Fund, the Adviser attempts to manage some of the risks of investing in securities of non-U.S. issuers by considering the relative political and economic stability of a company's home country, the company's ownership structure, and the company's accounting practices.

EQUITY SECURITIES

The types of equity securities in which each Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The chief consideration in selecting an equity security for a Fund is the size of the discount of the market price relative to the Adviser's estimate of the intrinsic value of the company.

DEBT SECURITIES

Each Fund may invest in debt securities of both governmental and corporate issuers. Each of Oakmark Fund, Select Fund, Global Fund and Global Select Fund may invest up to 25% of its total assets (each, valued at the time of investment), and each of International Fund and International Small Cap Fund may invest up to 10% of its total assets (each, valued at the time of investment) in debt securities. Equity and Income Fund may invest up to 60% of its assets (valued at the time of investment) in debt securities rated at the time of purchase within the two highest ratings assigned by Moody's Investors Service, Inc. ("Moody's"), by S&P Global Ratings, a division of S&P Global ("S&P"), or by Fitch Ratings, Inc ("Fitch"). Each Fund (other than Equity and Income Fund) may invest in debt securities that are rated below investment grade (commonly called junk bonds), with no minimum rating requirement for the debt securities in which those Funds may invest. Equity and Income Fund may invest up to 20% of its total assets in debt securities that are unrated or rated below investment grade. Bond Fund may not invest more than 35% of its total assets in debt securities that are unrated or rated below investment grade. Descriptions of the ratings used by S&P, Moody's and Fitch are included in Appendix A to the Statement of Additional Information.

PORTFOLIO STRUCTURE

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on Fund performance; therefore, the portfolio of each Fund, except International Fund, International Small Cap Fund, Select Fund and Global Select Fund, typically holds thirty to sixty stocks rather than hundreds. International Fund typically holds forty-five to sixty-five stocks rather than hundreds. International Small Cap Fund typically holds forty to seventy stocks rather than hundreds. Select Fund and Global Select Fund each generally holds approximately twenty stocks in its portfolio. The Funds may invest in small-, mid-, and large-capitalization companies, but Select Fund

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generally invests in securities of large- and mid-capitalization companies, and Oakmark Fund and Global Select Fund generally invest in securities of larger capitalization companies.

The Adviser's value investment philosophy also emphasizes investing for the long-term. The Adviser believes that the market will ultimately discover these undervalued companies, so it gives them the time such recognition requires. The Adviser has found that generally it takes three to five years for the gap between stock price and intrinsic value to narrow. Therefore, successful implementation of this value investment philosophy requires that the Funds and their shareholders have a long-term investment horizon.

BOND FUND:

PHILOSOPHY

The Fund uses a value-oriented investment philosophy to select fixed-income securities. This philosophy is based upon the belief that, over time, a security's price converges with Harris Associates L.P.'s (the "Adviser") estimate of its fair value. The Adviser believes that investing in securities priced significantly below what the Adviser believes is a security's fair value presents the best opportunity to achieve a Fund's investment objective. To determine this, the Adviser abides by the following fixed-income tenets:

•  Buy positions at a discount to our fair value

•  Invest in companies expected to reduce default risk over time

•  Maintain a discipline around adding and selling positions consistent with fair value framing

The Adviser's philosophy emphasizes bottom-up credit selection while overlaying a top-down portfolio construction approach to arrive at portfolio weightings for the Fund's investments. Bottom-up security decisions are driven by in-depth credit research that utilizes the Adviser's quantitative and qualitative valuation framework to identify the highest risk-adjusted expected return opportunities. This approach focuses on individual securities rather than specific economic factors or specific sectors.

FIXED INCOME INVESTMENT PROCESS

The Fund deploys a fundamental, value-based investment framework with a bias toward individual security selection in concert with active, top-down fixed-income asset class, interest rate and portfolio duration management. The Fund's fixed income process involves a collective effort to identify what the managers

78 | The Oakmark Funds

believe are the best values in the marketplace. The following chart illustrates how the managers typically construct a portfolio based on the fixed income process:

To facilitate its selection of investments that meet the criteria described above, the Adviser primarily uses independent, in-house research. The Adviser does not rely upon recommendations gathered from other brokerage or investment firms, generally referred to as the "Street." The top-down portfolio overlay is driven by an analysis of forward-looking economic indicators along with the Adviser's yield curve and interest rate forecasts.

When considering the selection of investments for the Fund, the Adviser frequently evaluates whether corporate governance factors could have a negative or positive impact on the intrinsic value or risk profile of a potential investment. Governance factors considered may include, but are not limited to, an issuer's governance structure and other factors that are economically material to a given issuer. The Adviser also will evaluate social and environmental factors depending on the Adviser's view of the materiality of those factors relative to people, process and/or profit issues that affect the competitive position of the investment. To assess these factors, the Adviser may consider information derived from its ongoing dialogue with certain companies, proprietary research, and information from third-party sources. The Adviser will make investment decisions for the Fund that are not based solely on environmental, social, and governance considerations. The Adviser does not currently view certain types of investments, including cash, cash equivalents, currency positions, particular types of derivatives and other non-issuer specific instruments, as presenting environmental, social, and governance risks, opportunities and/or issues, and believes it is not practicable to evaluate such risks on these particular investments.

The Adviser believes that holding a smaller number of securities allows its "best ideas" to have a meaningful impact on the Fund's performance. Therefore, the

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Fund's portfolio will typically hold less securities than fixed income indexes and typical fixed income-oriented open-end funds.

MANAGING RISK

The Adviser attempts to manage the risks of investing in fixed-income securities by conducting independent evaluations of the creditworthiness of the issuers and by actively managing the average duration of the Fund's portfolio holdings in anticipation of interest rate changes. The three-pronged approach includes liquidity analysis, scenario stress tests and portfolio analytic reviews.

PORTFOLIO STRUCTURE

The Adviser seeks to optimize the number of positions in an attempt to increase security selection attribution and minimize execution costs, while balancing key risks; therefore, the portfolio of the Fund typically holds 90-100 issuers. Under normal market conditions, the Adviser seeks to maintain an investment portfolio with a weighted average effective duration of no less than two years and no more than eight years. The duration of the Fund's portfolio may vary materially from its target, from time to time, and there is no assurance that the duration of the Fund's portfolio will meet its target.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other fixed-income securities, and other investments that the Adviser believes have similar economic characteristics, including other investment companies that provide investment exposure to such securities. The Fund invests at least 65% of its net assets in U.S. securities.

FIXED-INCOME SECURITIES

The Fund invests in a diversified portfolio consisting primarily of high-quality bonds and other fixed-income securities. Fixed-income securities in which the Fund may invest include investment grade corporate bonds; U.S. or non-U.S.-government and government-related obligations (such as, U.S. treasury securities); below investment-grade corporate bonds; agency mortgage backed-securities; commercial mortgage- and asset-backed securities; senior loans (including leveraged loans, bank loans, and/or floating rate loans); assignments; restricted securities (e.g., Rule 144A securities); and other fixed and floating rate instruments. The Fund generally will purchase loans from banks or other financial institutions through assignments or participations.

Additional investment techniques and risks

In addition to the techniques and investments described in each Fund's summary section, each of the Funds may employ the following techniques and investments in pursuing the principal investment strategies described above.

Currency Exchange Transactions. Each Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an

80 | The Oakmark Funds

agreement that involves the exchange of two different currencies on a specific future date at a fixed rate that was agreed upon at the inception of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries that a Fund may invest in, or be exposed to, and are designed to serve as hedges against possible variations in the exchange rates for currencies. The Funds' forward currency transactions are limited to transaction hedging and portfolio hedging. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities.

Portfolio hedging uses of a forward contract on an actual or anticipated portfolio securities position that is denominated or quoted in a particular currency or exposed to foreign currency fluctuation. The Funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in, or exposed to, a specific currency or currencies. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

A Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. In addition, a Fund may not be able to readily dispose of such contracts at prices that approximate those at which a Fund could sell them if they were more widely traded. The limited liquidity of forward contracts also can affect their market price, thereby adversely affecting a Fund's net asset value. Counterparty risk associated with forward contracts is the risk that changes in the credit quality of a company that serves as a Fund's counterparty with respect to forward contract transactions supported by that party's credit, may affect the value of those instruments. In the event of insolvency of a counterparty, a Fund may sustain losses or be unable to liquidate its position.

Entering into forward currency contracts also may generate profits or losses for a Fund depending upon movements in the currencies in which the forward currency contract is denominated. The use of forward currency contracts subjects a Fund to counterparty risk, as discussed above. Assets used as cover or held in an account cannot be sold while the position in the corresponding contract is open, unless they are replaced with appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to segregated accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations. Although forward contracts may be used to protect a Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return, and there is no guarantee that a Fund's hedging strategy will be successful.

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Large Cash Positions. From time to time, each Fund may temporarily hold a significant portion of its assets in cash, cash equivalents, or money market instruments pending investment of proceeds from new sales of Fund shares, or in anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, or to meet daily cash needs. Taking a large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

Master Limited Partnerships. Each Fund may invest in master limited partnerships ("MLPs"). MLPs are limited partnerships or limited liability companies that are publicly traded and usually taxable as partnerships. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. In general, an MLP is a hybrid legal entity that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. MLPs may derive income and gains from, and the value of an investment in an MLP may be directly affected by the prices of, the underlying assets of the MLP. MLPs may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more price volatility due to the underlying assets they hold. In addition, MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns. Distributions from an MLP may consist in part of a return of the original investment amount, which would not be taxable to the extent the distributions do not exceed the investor's adjusted basis in its MLP interest.

MLPs generally have two classes of owners, the general partner and limited partners. Consequently, MLPs involve certain risks, such as risks related to potential conflicts of interest between an MLP's unit-holders and the MLP's general partner, risks related to limited control and voting rights on matters affecting MLPs, risks related to the general partner's right to require unit-holders to sell their common units at an inopportune time or price, cash flow risks, and dilution risks.

MLP common units represent a limited partnership interest in the MLP and are generally treated as partnerships for U.S. federal income tax purposes. Should current tax law, or the business of a given MLP, change, it may result in an MLP being treated as a corporation for U.S. federal income tax purposes and subject to corporate level tax on its income. This could result in significant tax liability for the MLP, which could adversely impact the Fund and reduce the amount of cash available for distribution by the MLP. Common units are listed and traded on U.S. securities exchanges. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

REITs and Other Real Estate Companies. Each Fund may invest in securities of real estate investment trusts (also known as "REITs") and other real estate company securities. Securities of REITs and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changing social trends regarding working

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arrangements; changes in interest rates and property taxes; declines in property values; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements; losses due to environmental liabilities; casualty or condemnation losses; or other economic, social, political, or regulatory matters affecting the real estate industry. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. In addition, REITs are also subject to the risk of possibly failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Short-Term Investments. In seeking to achieve its investment objective, a Fund ordinarily invests on a long-term basis, but on occasion also may invest on a short-term basis, for example, where short-term perceptions have created a significant gap between price and value. Occasionally, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry or in light of general market or economic conditions or if a security achieves its price target in an unexpected shorter period.

Temporary Defensive Investment Strategies. In response to adverse market, economic, political, or other unusual conditions, and in the interest of preserving the value of its portfolio, a Fund may utilize a temporary defensive investment strategy, if it determines such a strategy to be warranted, by holding cash (U.S. dollars, foreign currencies, or multinational currency units) and/or investing up to 100% of its assets in high-quality debt obligations, money market instruments or repurchase agreements. Under normal market conditions, the potential for income or capital growth on these securities will tend to be lower than the potential for income or capital growth of capital on other securities that may be owned by a Fund. During periods when a Fund has assumed a temporary defensive position, it may miss certain other investment opportunities and it may not achieve its investment objective.

Risk factors

This section provides additional information about a Fund's principal investment risks described in its Fund Summary section. To the extent that a Fund invests in the following types of securities, it may also be subject to the related risks. All investments, including those in mutual funds, have risks, and no one investment is suitable for all investors. Each Fund is intended for long-term investors. Only Equity and Income Fund is intended to present a balanced investment program between growth and income.

Call Risk. Upon the issuer's desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a "callable security" early, a Fund may have to reinvest the proceeds in an investment offering a lower yield or other less favorable characteristics. In addition, the Fund may not benefit from any increase in value that might otherwise result from declining interest rates. The likelihood of a call also may impact the price of a security.

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Credit Risk. Credit risk is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. There are many factors that may impact a particular issuer's credit risk. For example, changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly, factors affecting the industry in which a particular issuer operates, and changes in general social, economic. or political conditions can increase the risk of default by an issuer, which may affect a security's credit quality or value.

Collateralized Mortgage Obligation Risk. Investments in collateralized mortgage obligations ("CMOs") are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, CMOs may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities. In addition, CMOs typically will be issued in a variety of classes or series ("tranches"), which have different maturities and losses are first allocated to the most junior or subordinated tranches. While CMO collateral is generally issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by any government guarantees. Privately issued CMOs are not U.S. government securities nor are they supported in any way by any U.S. government agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest, and a Fund could experience delays in liquidating its position. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including, debt holders and preferred stockholders; therefore, a Fund could lose money if a company in which it invests becomes financially distressed.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock's price is high relative to the conversion price, and a convertible security is subject to the market risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock's price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Because their value can be influenced by many different factors, convertible securities generally have less potential for gain or loss than the underlying common stocks. Securities that are convertible other than at the

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option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company's convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered "junior" securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and a Fund could lose its entire investment. To the extent a Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that a Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact a Fund's performance. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate abruptly and significantly and can be affected unpredictably by various factors, including investor perception of a country's economy and changes in interest rates; intervention, or failure to intervene, by governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad. The Adviser may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.

Debt Securities Risk. Each Fund may invest in debt securities of both governmental and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will generally affect its net asset value, but generally not the income it receives from debt securities it owns unless it is a variable rate obligation. A Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and the Fund would probably be unable to replace them with securities having as great a yield.

Derivatives Risk. A Fund's exposure to derivatives can involve investment techniques and risks different from those associated with investing in more traditional investments and sometimes the risks of these investments may be magnified in comparison. Derivative transactions may be volatile and can create leverage in a Fund, which may cause the Fund to lose more than the amount of assets initially invested. At times, derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative at the desired time or price. If the Fund's derivative counterparty becomes unwilling or unable to honor its obligations, then the Fund may experience losses. This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives.

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Derivatives involve counterparty risk, which is the risk that the other party may fail to comply with the terms of the derivative, including failure to make the required payments. Counterparty risk may arise for various reasons, including the counterparty's financial condition or activities and developments in the general market. Margin, segregation, or collateral practices required for certain derivatives are intended to satisfy contractual undertakings and regulatory requirements and will not prevent a Fund from incurring losses on derivatives. Such undertakings have the potential to limit a Fund's ability to pursue other opportunities as they arise and the assets used for these purposes are not available to meet Fund redemptions.

Fees, commissions, or other costs connected to these investments may reduce a Fund's gains or exacerbate losses. In addition, there may be different tax consequences for a Fund's use of derivatives than for an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Therefore, at times, a Fund may need to liquidate other investments in order to satisfy its distribution requirements. Certain aspects of the regulatory treatment of derivative instruments may be impacted by changes in legislation, regulations, or other legally binding authority, including federal income tax.

In compliance with Rule 18f-4, each Fund qualifies as a limited derivatives user under Rule 18f-4 of the Investment Company Act of 1940, as amended (the "1940 Act") and has adopted policies and procedures to manage its derivatives risk.

Further changes in regulation relating to a mutual fund's use of derivatives and related instruments may limit the availability of derivatives, increase the costs of derivatives, or otherwise adversely affect the value of derivatives impacting a Fund's performance. Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. Forward contracts do not have limitations on daily price movements. Changes in foreign exchange regulations by governmental authorities may affect the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to exit a position when desired.

Options. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If a strategy is applied at an inappropriate time or market conditions or trends are judged incorrectly, the use of options may lower a Fund's return. There can be no guarantee that the use of options will increase a Fund's return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options.

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By writing put options, a Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When a Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. If an option that a Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.

Swaps. Generally, the risk of loss associated with swaps is limited to the net amount of payments that a Fund is contractually obligated to make or, in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. However, if a Fund sells a credit default swap it may lose the entire notional amount of the swap.

Emerging Markets Risk. Investments in emerging markets may be considered speculative. The risks of investing in non-U.S. securities may be heightened for securities of issuers located in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature and/or more dependent on relatively few industries, and political systems that are less stable, than those of developed countries. Emerging market countries may also have less developed legal and accounting systems. In addition to all of the risks of investing in non-U.S. securities, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

Focused Portfolio Risk. A Fund's portfolio may be invested in a relatively small number of stocks—rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases a Fund's volatility and may lead to greater losses.

Government-Sponsored Entity Securities Risk. Each Fund may invest in government-sponsored entity securities, which are securities issued or guaranteed by entities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks, among others.

There are different types of U.S. government securities with different levels of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae,

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Maritime Administration or Small Business Administration. These securities have the lowest credit risk. Other types of securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the United States. For example, some securities are supported by the right of the agency or instrumentality to borrow from the U.S. Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, Fannie Mae, or Student Loan Marketing Association and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority. As a result, you should be aware that although an issuer may be chartered or sponsored by Acts of Congress, an issuer may not be funded by congressional appropriations, and as such its securities are neither guaranteed nor insured by the U.S. Treasury. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the United States, there can be no assurance that the U.S. government will always provide financial support to the agency or instrumentality. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. A Fund will invest in securities of agencies or instrumentalities only if the Adviser believes that the credit risk involved is acceptable.

It is possible that the securities discussed in this section could be adversely affected by the actions (or inactions) of the U.S. government.

High Portfolio Turnover Risk. A Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund's costs, negatively impact the Fund's performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. A Fund's yield and share price will fluctuate in response to changes in interest rates and there is a risk of loss due to changes in interest rates. In general, the prices of debt securities rise when interest rates fall, and the prices fall when interest rates rise. . Inverse floaters earn interest rates that vary inversely to changes in the short-term interest rates and may decline in value and produce less income or no income when market rates rise. In comparison to a fixed rate security, an investment in an inverse floater may involve greater risk. An inverse floater typically involves leverage, which can magnify a Fund's losses and/or cause the Fund to lose more than its principal investment.

Large Shareholder Risk. Certain large shareholders, may from time to time own a substantial amount of a Fund's shares. There is no requirement that these shareholders maintain their investment in a Fund. There is a risk that such large shareholders or that a Fund's shareholders generally may redeem all or a substantial portion of their investments in a Fund in a short period of time, which could have a significant negative impact on a Fund's NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to

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shareholders and impact a Fund's ability to implement its investment strategy. A Fund's ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, a Fund may invest a larger portion of its assets in cash or cash equivalents.

Leverage Risk. Leverage may cause a Fund to be more volatile and can amplify changes in the Fund's net asset value. Derivatives, when-issued and forward-settling securities, and borrowing may create leverage and can result in losses to the Fund that may accelerate the rate of losses and exceed the amount originally invested.

Liquidity Risk. From time to time, the trading market generally or for a particular investment or instrument in which a Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when a Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility, adverse investor perception, economic uncertainty or changes in interest rates. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time, which can be extensive. An inability to sell a portfolio position can adversely affect a Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile and an increase in the number of market participants attempting to sell the same or a similar investment at the same time as a Fund could decrease the liquidity of such investments, especially during times of market volatility. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect a Fund's ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit a Fund's ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Interests Risk. Loan interests may be subject to restrictions on transfer. A Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Therefore, at times loan interests may be illiquid and difficult to value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not enforceable uniform settlement standards or remedies for failure to settle. Accordingly, loan interests may have extended settlement periods. In the event of an extended settlement period, cash may not be readily available to a Fund. Therefore, during a period of heavy redemptions, a Fund may have to sell other investments or utilize another liquidity source to meet its obligations. Loan interests may be secured or unsecured. Interests in secured loans have the

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benefit of collateral securing a loan in which a Fund has an interest and, typically, there are restrictive covenants limiting the ability of the borrower to further encumber its assets. The value of the collateral may decline and may become insufficient to cover the amount owed on the loan. In the case of borrower default, bankruptcy or other insolvency laws may limit or delay a Fund's access to the collateral. In the event of a default, lower tier secured loans and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower's obligations to the senior secured lenders, and the remaining collateral may not sufficiently cover the full amount owed on the loan in which a Fund has an interest. In the event that a secured loan is foreclosed, a Fund may be responsible for the costs and liabilities associated with owning and disposing of the collateral. Interests in loans can expose a Fund to the lender's credit risk and may expose the Fund to the credit risk of the underlying borrower. A loan interest may not be deemed a security and, in such case, may not be afforded the same legal protections afforded securities under the federal securities laws.

Covenant lite loans may contain fewer or no restrictive covenants compared to other loans that might enable an investor to proactively enforce financial covenants or prevent undesired actions by the borrower. Accordingly, a Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans than its holdings of loans or securities with more traditional financial covenants, which may result in losses to the Fund. In addition, interests in covenant lite loans do not include terms which allow the lender to control and track the performance of the borrower and declare a default if certain criteria is breached. A loan interest may be obtained by the assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. Normally, an assignee will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is assigned. However, it is possible that the rights and obligations acquired by the purchaser of a loan assignment may differ from those held by the original lender or the assignor. When a fund receives a loan assignment, it is possible that a Fund could be held liable, or may be called upon to fulfill other obligations.

Alternatively, a loan interest may be obtained by a participation in a loan that is held by another party. When a Fund's loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the lender or other party selling the participation interest would not remit the Fund's pro rata share of loan payments to the Fund. It may be difficult for a Fund to obtain an accurate picture of a lender's financial condition.

When the fund receives a loan assignment or owns a loan participation, it is possible that a Fund could be held liable, or may be called upon to fulfill other obligations. The potential for such liability is greater for an assignee than for a participant.

The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, may vary, sometimes significantly, over

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time and among individual floating rate loans and loans may be subject to wide bid/ask spreads. During periods of infrequent trading, valuing a floating rate loan can be more difficult; and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed.

Courts have held in some situations that loan interests are not "securities," and purchasers, such as a Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. Also, if the Adviser receives material non-public information about the issuer (which is not uncommon in the loan market), a Fund may, as a result, be unable to sell the issuer's securities.

Lower-Rated Debt Securities Risk. Investment in medium- and lower-rated debt securities involves greater risk than investment in investment-grade debt securities, including the possibility of issuer default or bankruptcy. Lower-rated debt securities are obligations of companies rated BB or lower by S&P and Fitch or Ba or lower by Moody's. Lower-rated debt securities are considered speculative and may be in poor standing or actually in default. Medium-rated debt securities are those rated BBB by S&P and Fitch or Baa by Moody's. Securities so rated are considered to have speculative characteristics. These securities may be less liquid and also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Fund desires, and may carry higher transaction costs. Lower-rated debt securities and medium-rated securities are commonly called junk bonds. An economic downturn could severely disrupt the market in medium and lower rated debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-medium and lower-rated bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

The market for medium- and lower-rated debt securities tends to be less broad than the market for higher-quality debt securities. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may require a greater degree of judgment to establish a price and have greater difficulty selling these debt securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Market Risk. A Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, geopolitical (including wars or acts of terrorism), regulatory, market, economic, sanctions, global health crises or pandemics, environmental or other developments that may cause broad changes in market value, stability, and public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of

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the individual results of the companies in which a Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which a Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates. The foregoing risks could impair a Fund's ability to maintain its operational standards and may result in delays and failures to certain processes, disrupt the operations of the Fund's service providers, impair the ability to complete redemptions, adversely affect the value and liquidity of your investments in the Fund, and negatively impact the Fund's performance. A health crisis may exacerbate other pre-existing political, social and economic risks. Governments and central banks may move to limit these negative economic effects with interventions that may be unprecedented in size and scope, but the ultimate impact of these efforts is uncertain. Any such impact could adversely affect a Fund's performance, resulting in losses to your investment.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions, that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to changes and new competitive challenges or opportunities or attain the high growth rate of successful smaller companies. Stocks of small and mid cap companies tend to be more volatile and less liquid than stocks of large cap companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about such companies, they may have a shorter history of operations, and their stocks may have a more limited trading market than stocks of larger companies.

Mortgage- and Asset-Backed Securities Risk. In addition to being subject to the risks associated with investments in fixed-income securities generally (e.g., prepayment and extension, credit, liquidity and valuation risks), the values of mortgage- and asset-backed securities are influenced by the factors affecting the assets underlying the securities. The value of these securities may be significantly affected by changes in interest rates, the creditworthiness of the parties involved, or the market's perception of issuers. Changes in interest rates may affect these securities more quickly and more significantly than other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, which may increase particularly during periods of market downturn. An unexpectedly high rate of defaults on the underlying assets will decrease the security's value. Enforcing rights against such

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underlying assets in events of default may be difficult or insufficient. There can be no assurance that the U.S. government will provide financial support for defaulting mortgage-backed securities that are not explicitly backed by the full faith and credit of the U.S. government. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity. Asset-backed securities also may not have the benefit of any security interest in the related assets.

If borrowers pay back principal on mortgage-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration, the Fund's performance could be impacted. In general, a mortgage-backed security might be called or otherwise converted, prepaid or redeemed before maturity due to an excess in cash flow to the issuer or due to a decline in interest rates. In the event there is a prepayment, the Fund would need to reinvest the proceeds, possibly in an investment offering a lower yield or interest rate. On the other hand, in general, slower payoffs or extension may occur if market interest rates rise, which has the effect of increasing the duration or interest rate risk of the impacted securities. In addition, CMOs typically will be issued in a variety of classes or series ("tranches"), which have different maturities and losses are first allocated to the most junior or subordinated tranches. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

Non-Diversification Risk. Each of Select Fund and Global Select Fund is classified as non-diversified. A non-diversified fund (generally, a fund that may invest in a limited number of issuers) may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of a non-diversified Fund's shares. Lack of broad diversification also may cause a non-diversified fund to be more susceptible to economic, political or regulatory events than a diversified fund. A non-diversification strategy may increase the Fund's volatility and may lead to greater losses.

Non-U.S. Securities Risk. International investing may allow you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. Many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in those countries have exceeded those of similar U.S. investments, although there can be no assurance that those conditions will continue.

You should understand and consider carefully the greater risks involved in investing internationally. These risks may be difficult to predict and may result in the Fund experiencing rapid and extreme value changes. They include: less public information with respect to companies; less governmental supervision of stock exchanges, securities brokers and companies; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in non-U.S. markets; imposition of foreign taxes; trade barriers, sanctions and other

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protectionist trade policies (including those of the U.S.);and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements. Different markets or regions may react to developments differently than one another or the U.S. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of restriction of foreign investment, expropriation of assets, or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which have had and may continue to have very negative effects on the economies and securities markets of those countries.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs) that are not sponsored by the issuer of the underlying security. To the extent it does so, a Fund may bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR, EDR or GDR.

The cost of investing in securities of non-U.S. issuers typically is higher than the cost of investing in U.S. securities. International Fund, International Small Cap Fund, Global Fund and Global Select Fund provide an efficient way for an individual to participate in non-U.S. markets, but their expenses, including advisory and custody fees, are higher than for a typical domestic equity fund.

Non-U.S. securities are generally denominated and traded in foreign currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund's non-U.S. securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar rises compared to a foreign currency, the value of an investment traded in that currency will fall because it will be worth fewer U.S. dollars. The Funds may try to hedge the risk of loss resulting from currency exchange fluctuation; however, there can be no guarantee that any hedging activity will be undertaken or, if undertaken, be successful. Further, hedging activity may reduce the risk of loss from currency fluctuations, but also may limit or reduce the opportunity for gain. Other currency-related risks include the possible imposition of exchange control regulations and currency restrictions that would prevent cash from being brought back to the United States.

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Operational and Cybersecurity Risk. A Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks (e.g., malicious software coding, ransomware, or "hacking") or unintentional events (e.g., inadvertent release of confidential information). A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. A cybersecurity incident may not permit the Fund and its service providers to access electronic systems to perform critical duties for the Fund, such as trading and calculating net asset value. Any cybersecurity incident could have a substantial adverse impact on a Fund and its shareholders.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Fund or its shareholders. The Adviser, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Adviser has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Adviser or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which a Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which a Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent a Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies and to the allocation of its assets among those other investment companies. Each Fund's investments in other investment companies are subject to the risks of the other investment companies' investments, as well as to the other investment companies' expenses.

Prepayment and Extension Risk. If borrowers pay back principal on certain fixed-income securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration, a Fund's performance could be

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impacted. In general, a debt security might be called or otherwise converted, prepaid or redeemed before maturity due to an excess in cash flow to the issuer or due to a decline in interest rates. In the event there is a prepayment, a Fund would need to reinvest the proceeds, possibly in an investment offering a lower yield or interest rate and it may lose any premium it paid to acquire the security. Further if interest rates are declining, a Fund may not benefit from any resulting increase in value. On the other hand, in general, slower payoffs or extension may occur if market interest rates rise, which has the effect of increasing the duration of certain impacted securities. This may heighten the impacted securities' interest rate risk and increase the potential for any resulting price declines.

Region, Sector or Industry Risk. If a Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry, or the perception of that region, sector or industry, may have a significant impact on the performance of the Fund's overall portfolio. Individual regions, sectors or industries may be more volatile, and may perform differently, than the broader market.

Restricted Securities Risk. Restricted securities, including securities for which the Adviser has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. These securities may not be listed on an exchange and may not have an active trading market. Accordingly, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. In addition, restricted securities may be illiquid, and it can be difficult to sell them at a time when it may otherwise be desirable to do so or a Fund may be able to sell them only at prices that are less than what a Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to anticipate a loss.

Also, if the Adviser receives material non-public information about the issuer, the Fund may, as a result, be legally prohibited from selling the securities.

Sovereign Debt Risk. In addition to the risks associated with non-U.S. investments, foreign sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entities' debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund, European Commission or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to make payments on its obligation or to refinance outstanding debt through the issuance of additional bonds. There is no legal process for collecting sovereign debt that a government does not re-pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

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Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' intrinsic values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

Variable and Floating Rate Instruments Risk. The value of variable and floating rate instruments may decline if market interest rates or the interest rates paid by such instruments do not fluctuate according to expectations since such instruments are less sensitive to interest rate changes than fixed rate instruments. Certain types of variable and floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

When-Issued and Forward-Settling Securities Risk. The value obtained in a when-issued or forward-settling transaction may be less favorable than the price or yield available in the market when the transaction takes place. Conversely, since a Fund is committed to buying such securities at a certain price, any change in the value of these securities, even prior to their issuance, affects the Fund's share value and therefore involves a risk of loss if the value of the security to be purchased declines before the settlement date. In addition, failure of a counterparty to complete the transaction may result in a loss to a Fund or missing an opportunity to obtain a price considered advantageous.

Portfolio holdings disclosure

Information on the Funds' portfolio holdings disclosure policies and procedures is available in the Statement of Additional Information. Each Fund posts on Oakmark.com a complete list of its portfolio holdings usually within 10 business days after the Funds' fiscal quarter-end. Generally, no earlier than five business days after a non-fiscal quarter month-end, a Fund may post on Oakmark.com certain portfolio information (such as holding names and weights, but not new holdings since the prior quarter-end). This information will typically remain available at this website until information for the subsequent month or quarter, as applicable, has been posted. Any such update regarding portfolio information would be in addition to and not in lieu of the holdings disclosure policies described above to disclose each Fund's complete list of portfolio holdings on a quarterly basis.

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Descriptions of indices

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). This index is unmanaged and investors cannot invest directly in this index.

The MSCI EAFE Index (Net) is designed to represent the performance of large and mid-cap securities across 21 Developed Markets countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index. This index better reflects the asset class and/or style of the Fund's portfolio.

The MSCI World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure international developed market equity performance, excluding the U.S. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

The MSCI World ex U.S. Small Cap Index (Net) is designed to measure performance of small-cap stocks across 22 of 23 Developed Markets (excluding the United States). The index covers approximately 14% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

The MSCI World Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the global equity market performance of developed markets. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

The S&P 500 Total Return Index is a float-adjusted, capitalization-weighted index of 500 U.S. large-capitalization stocks representing all major industries. It is a widely recognized index of broad, U.S. equity market performance. Returns reflect the reinvestment of dividends. This index is unmanaged and investors cannot invest directly in this index.

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60% S&P 500 Index/40% Bloomberg U.S. Aggregate Bond Index blended index is composed of 60% S&P 500 Index (described above) and 40% Bloomberg U.S. Aggregate Bond Index (described above).

The Russell 1000 Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It is designed to measure the performance of the large cap value segment of the U.S. equity universe.

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Management of the Funds

The Funds' investments and business affairs are managed by Harris Associates L.P. The Adviser also serves as investment adviser or sub-adviser to individuals, trusts, retirement plans, endowments, foundations and other mutual funds and as manager to private partnerships. Together with a predecessor, the Adviser has advised and managed mutual funds since 1970. The Adviser's address is 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

Subject to the overall authority and supervision of the Board, the Adviser furnishes continuous investment supervision and management to the Funds and also furnishes office space, equipment, and management personnel.

Each Fund pays a management fee to the Adviser for serving as investment adviser and for providing administrative services. The fees reflected below are expressed as a percentage of average daily net assets. For the fiscal year ended September 30, 2024, the management fees paid by the Funds, as a percentage of average daily net assets, were:

Fund
Oakmark Fund	0.60%
Select Fund	0.71
Global Fund	0.80
Global Select Fund	0.77
International Fund	0.73
International Small Cap Fund	0.99
Equity and Income Fund	0.53
Bond Fund	0.39

Oakmark Fund pays the Adviser a management fee at the annual rate of 0.666% up to $250 million; 0.641% on the next $250 million; 0.621% on the next $4.5 billion; 0.606% on the next $10 billion; 0.576% on the next $5 billion; 0.546% on the next $5 billion; 0.516% on the next $10 billion; and 0.496% over $35 billion.

Select Fund pays the Adviser a management fee at the annual rate of 0.758% up to $250 million; 0.733% on the next $250 million; 0.713% on the next $3.5 billion; 0.693% on the next $5 billion; 0.633% on the next $2 billion; and 0.608% over $11 billion.

Global Fund pays the Adviser a management fee at the annual rate of 0.830% up to $250 million; 0.805% on the next $250 million; 0.785% on the next $4.5 billion; 0.770% on the next $10 billion; and 0.760% over $15 billion.

Global Select Fund pays the Adviser a management fee at the annual rate of 0.800% up to $250 million; 0.775% on the next $250 million; 0.755% on the next $4.5 billion; 0.740% on the next $10 billion; and 0.730% over $15 billion.

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International Fund pays the Adviser a management fee at the annual rate of 0.785% up to $250 million; 0.760% on the next $250 million; 0.740% on the next $4.5 billion; 0.725% on the next $10 billion; 0.710% on the next $20 billion; 0.700% on the next $5 billion; 0.690% on the next $5 billion; and 0.680% over $45 billion.

International Small Cap Fund pays the Adviser a management fee at the annual rate of 1.020% up to $250 million; 0.995% on the next $250 million; 0.975% on the next $4.5 billion; 0.960% on the next $10 billion; and 0.950% over $15 billion.

Equity & Income Fund pays the Adviser a management fee at the annual rate of 0.580% up to $250 million; 0.555% on the next $250 million; 0.535% on the next $4.5 billion; 0.505% on the next $5 billion; 0.475% on the next $3 billion; 0.445% on the next $3.5 billion; 0.415% on the next $10 billion; and 0.385% over $26.5 billion.

Bond Fund pays the Adviser a management fee of 0.39% of the Fund's average daily net assets.

The Adviser has contractually agreed to reimburse each Fund Class to the extent that its annual ordinary operating expenses of a class exceed the following percentages of the average daily net assets of that class:

Fund*	Investor Class	Advisor Class	Institutional Class	R6 Class
Oakmark Fund	1.40%	1.15%	1.10%	0.95%
Select Fund	1.50	1.25	1.20	1.05
Global Fund	1.55	1.30	1.25	1.10
Global Select Fund	1.55	1.30	1.25	1.10
International Fund	1.55	1.30	1.25	1.10
International Small Cap Fund	1.75	1.50	1.45	1.30
Equity and Income Fund	1.25	1.00	0.95	0.80
Bond Fund	0.74	0.54	0.52	0.44

* The agreement for each Fund is effective through January 27, 2026. The Adviser is entitled to recoup from assets attributable to any Fund class amounts reimbursed to that Fund class, except to the extent that the Fund class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund class for that fiscal year to exceed the applicable limit shown above or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three years after the year in which the reimbursement occurred.

A discussion regarding the basis for the approval of the Funds' current investment advisory agreements with the Adviser by the Board will be available in the Funds' Form N-CSR dated March 31, 2025.

Neither this prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Funds. Shareholders are not parties to, or intended to be third-party beneficiaries of, those contractual arrangements.

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This prospectus and the Statement of Additional Information provide information concerning each Fund that you should consider in determining whether to purchase shares of a Fund. Each Fund may make changes to this information from time to time.

Portfolio managers

Oakmark Fund is managed by William C. Nygren, CFA, Michael A. Nicolas, CFA, and Robert F. Bierig. Mr. Nygren joined the Adviser as an analyst in 1983 and was the Adviser's Director of Research from September 1990 to March 1998. He holds an M.S. in Finance from the University of Wisconsin—Madison (1981) and a B.S. in Accounting from the University of Minnesota (1980). Mr. Nicolas joined the Adviser as an analyst in 2013. He holds a B.A. in Business Administration from the University of Wisconsin-Madison (2002). Mr. Bierig joined the Adviser in 2012 as an investment analyst. He holds a B.A. in economics from Duke University (2000).

Select Fund is managed by Mr. Nygren, Mr. Bierig, and Alexander E. Fitch, CFA. Mr. Fitch joined the Adviser as a research associate in 2011 and was an analyst from 2013 to 2019. He holds a B.A. from DePauw University (2010).

Global Fund is managed by David G. Herro, CFA, Mr. Coniaris, M. Colin Hudson, CFA, John A. Sitarz, CFA, CPA and Eric Liu, CFA. Mr. Coniaris, Mr. Hudson, and Mr. Sitarz manage the Fund's U.S. holdings, and Mr. Herro, and Mr. Liu manage the Fund's non-U.S. holdings. Mr. Coniaris joined the Adviser as a research associate in 1999 and was an analyst from 2003 to 2019. He holds an M.B.A. from Northwestern University (2005) and a B.A. from Wheaton College (1999). Mr. Herro joined the Adviser in 1992 as a portfolio manager and analyst. He holds an M.A. in Economics from the University of Wisconsin—Milwaukee (1985) and a B.S. in Business and Economics from the University of Wisconsin—Platteville (1983). Mr. Hudson joined the Adviser as an analyst in 2005. He holds an M.B.A. in Finance from Indiana University (1999), an M.S. in Geology from Indiana University (1995) and a B.A. in Economics from DePauw University (1992). Mr. Sitarz joined the Adviser in 2013 as a research assistant and was a research associate from 2015 to 2017. Mr. Liu joined the Adviser in 2009 as an analyst. He holds an M.B.A. from the University of Chicago (2009) and a B.A. from the University of California Los Angeles (2001).

Global Select Fund is managed by Mr. Herro, Mr. Coniaris, Eric Liu, CFA, Mr. Hudson, and Mr. Sitarz. Mr. Coniaris, Mr. Hudson, and Mr. Sitarz manage the Fund's U.S. holdings, and Mr. Herro and Mr. Liu manage the Fund's non-U.S. holdings.

International Fund is managed by Mr. Herro, Michael L. Manelli, CFA, and Mr. Liu. Mr. Manelli joined the Adviser as an international analyst in 2005. He holds a B.B.A. from the University of Iowa (2000).

International Small Cap Fund is managed by Mr. Herro, Mr. Manelli and Justin D. Hance, CFA. Mr. Hance joined the Adviser in 2010 as an analyst. He holds a B.A. in Economics and Legal Studies from Claremont McKenna College (2006).

Equity and Income Fund is managed by Mr. Hudson, Adam D. Abbas, Mr. Nicolas, and Mr. Fitch. Mr. Abbas joined the Adviser as an analyst in 2018. He holds an

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M.B.A. from the University of Chicago (2013) and a B.S. from Northwestern University (2004).

Bond Fund is managed by Mr. Hudson and Mr. Abbas.

The Statement of Additional Information provides additional information regarding portfolio manager compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Fund(s) each such portfolio manager manages.

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Investing with the Oakmark Funds

The Funds are "no-load" mutual funds, which means that they do not impose any commission or sales charge when shares are purchased or sold. Shares of the Funds may be held directly with the Funds or through an intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor. You may separately pay a commission to your intermediary on your purchase and sale of those shares, which is not reflected in this prospectus.

Eligibility to buy shares

All Funds. Each Fund generally is available for purchase only by residents of the United States, Puerto Rico, Guam, and the U.S. Virgin Islands. The Adviser, at its sole discretion, and on a case-by-case basis, may make exceptions regarding the eligibility requirements of any share class.

Under certain circumstances, which may include normal and stressed market conditions, the Fund reserves the right to suspend the offering of shares, or reject any exchange or purchase order.

If you invest in any class of shares of a Fund through an intermediary, the policies and procedures by which you can purchase and redeem shares may be governed by your intermediary. If you transact in any class of shares, you may be required to pay a commission to your intermediary acting as your broker. You may be eligible to transact in the other share classes that are offered by the Fund that have different fees and expenses. Please contact your intermediary for information on how to purchase and redeem your class of shares, or contact an Oakmark investor service representative at 1-800-OAKMARK (625-6275).

Share class eligibility

Investment Minimums. The Funds' initial investment minimums generally are set forth in the table below. Once your account is open, subsequent investments may be made in any amount. Intermediaries may impose their own minimum investment requirements.

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	Through certain intermediaries held in omnibus accounts[1]	For certain retirement plan accounts	For all other accounts
Investor Class	None	None	None
Advisor Class	None	None	$100,000
Institutional Class	None	None	$250,000
R6 Class	None	None	$1,000,000

1 An omnibus account is a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary's customer investments in the Fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.

Types of Accounts. Shares of the Oakmark Funds are offered for purchase only to:

•  individuals, trusts, estates, endowments or foundations who purchase directly from the Fund, or non-omnibus accounts held through certain financial intermediaries, with no initial minimum purchase for Investor Class Shares, and an initial minimum purchase of $100,000, for Advisor Class Shares, $250,000, for Institutional Class Shares, or $1,000,000, for R6 Class Shares

•  employee retirement and other benefit plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Shares of an Oakmark Fund in plan level or omnibus accounts on behalf of participants, with no initial minimum investment requirements; and

•  any other individual or entity investor who purchases Shares through an intermediary, where (i) such intermediary has entered into an agreement with the Funds' distributor and/or the Adviser that specifically authorizes offering shares of the Oakmark Funds within such platform; and (ii) the intermediary holds the investor's shares through an omnibus account with the Fund, with no initial minimum investment requirements.

•  R6 Class Shares are offered primarily to investors whose intermediaries do not require or expect to receive any payments in the connection with investments in R6 Class Shares. Neither the Fund nor the Adviser and/or distributor will pay the intermediary for sales or services provided to the Fund and its shareholders with respect to R6 Class Shares.

Share price

Net Asset Value. The share price is also called the net asset value (the "NAV") of a share. The NAV of shares of each class is normally determined by the Funds' custodian as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day on which the NYSE is open for regular trading. If the NYSE is unexpectedly closed on a day it would normally be open for business, or if the NYSE has an unscheduled early closure, the Funds reserve the right to accept purchase and redemption orders

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and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

The NYSE is closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. A Fund's NAV will not be calculated on days when the NYSE is closed. The NAV of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Trading in securities of non-U.S. issuers takes place in various markets on some days and at times when the NYSE is not open for trading. In addition, securities of non-U.S. issuers may not trade on some days when the NYSE is open for trading. The value of the Funds' portfolio holdings may change on days when the NYSE is not open for trading and you cannot purchase or redeem Fund shares.

Equity securities principally traded on securities exchanges in the United States are valued at the last sale price or the official closing price as of the time of valuation on that exchange, or lacking a reported sale price on the principal exchange at the time of valuation, at the most recent bid quotation. Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price ("NOCP"), or lacking a NOCP at the time of valuation, at the most recent bid quotation. Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations.

Each equity security principally traded on a securities exchange outside the United States shall be valued, depending on local convention or regulation, at the last sale price, the last bid or asked price, the mean between the last bid and asked prices, the official closing price, an auction price, or the pricing convention accepted as the official closing price by MSCI for their index calculations. If there are unexpected disruptions in the primary market or valuations from the primary market are deemed suspect, equity securities may be valued based on a pricing composite or valuations from another exchange as of the close of the regular trading hours on the appropriate exchange or other designated time. The market value of exchange-traded securities is determined by using prices provided by one or more independent pricing services, or, as needed, by obtaining market quotations from independent broker-dealers.

Short-term debt instruments (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instruments are valued at the latest bid quotation or an evaluated price from an independent pricing service. If a bid quotation or evaluated price from a pricing vendor is not available for short-term debt instrument or money market instrument maturing in 60 days or less from date of valuation, such instruments are valued at amortized cost, which approximates market value.

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All other debt instruments are valued at the latest bid quotation or at an evaluated price provided by an independent pricing service. The pricing service may use standard inputs, such as benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data, including market research publications. For certain security types, additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data.

Options are valued at the mean of the most recent bid and asked quotations. In the event an option is out-of-the-money and no bid is available, a zero value may be assumed as the bid for purposes of calculating the mean of the most recent bid and ask quotations. In the event that designated pricing vendors are unable to provide valuations or timely valuations for FLEX options on a given day, each FLEX option purchased or written may be valued using the Option Valuation (OVME) function on Bloomberg. The OVME function requires objective inputs (strike price, exercise style and expiration dates) to derive a valuation using Bloomberg's proprietary calculations. FLEX options shall be valued at the mid of the buy and sell valuations produced by OVME.

If values or prices are not readily available or are deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with the Funds' valuation procedures approved by the Board. The Board designated the Adviser as the Funds' valuation designee (as defined by Rule 2a-5 of the 1940 Act). The valuation designee is responsible for determining fair value in good faith for any and all Fund investments, subject to oversight by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value securities of non-U.S. issuers in order to adjust for changes in value that may occur between the close of certain foreign exchanges and the NYSE. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at a current exchange price quoted by an independent pricing service or any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith in accordance with Fund policies and procedures. Although fair valuation may be more commonly used with equity securities of non-U.S. issuers, it also may be used in a range of other circumstances, including thinly-traded domestic securities or fixed-income securities. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Purchase Price and Effective Date. Each purchase of a Fund's shares is made at the NAV of the relevant class of shares, next determined as follows:

•  A purchase by check, wire transfer or electronic transfer is made at the NAV next determined after receipt and acceptance by the Funds' transfer agent of your check or wire transfer or your electronic transfer investment instruction.

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An order is not accepted until the Funds' transfer agent has received an application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

•  A purchase through an intermediary that is an authorized agent of the Fund for the receipt of orders, is made at the NAV next determined after the intermediary receives and accepts the order.

•  A purchase through an intermediary that is not an authorized agent of the Fund for the receipt of orders, is made at the NAV next determined after the Fund's transfer agent receives and accepts the order.

Each Fund reserves the right to reject any purchase order accepted by an intermediary if it determines that the order is not in the best interests of the Fund or its shareholders.

Share price information for each Fund may be obtained by visiting Oakmark.com or by calling 1-800-OAKMARK (625-6275) and choosing menu option 1 to access our voice recognition system.

PURCHASING, REDEEMING, EXCHANGING AND CONVERTING FUND SHARES

Through an intermediary

You may open an account and purchase, redeem or exchange your shares through an intermediary. You should contact your intermediary for further details. If you buy shares of a Fund through an intermediary, the intermediary may charge a fee for its services.

For shares held directly

The following sections regarding Purchasing Fund Shares, Adding to your Account, Redeeming Fund Shares, and Exchanging or Converting Fund Shares, relate to Fund Shares held directly with the Funds.

Purchasing Fund Shares. To purchase shares directly from a Fund, visit Oakmark.com and go to Investing With Us under Resources to apply online or to obtain the necessary forms to purchase by mail.

See "Investing with The Oakmark Funds—Share Class Eligibility—Investment Minimums" in this prospectus for information regarding investment minimums for Investor Class Shares, Advisor Class Shares, Institutional Class Shares, and R6 Class Shares.

Once a Fund accepts your purchase order, you may not cancel or revoke it; however, you may redeem the shares. The Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days.

Each Fund reserves the right to cancel any purchase order it accepts.

The maximum initial investment via Oakmark.com is $5,000,000.

The Funds do not accept cash, travelers checks, credit card convenience checks, starter checks, checks made payable to a party other than the Oakmark

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Funds, checks drawn on banks outside of the United States or purchase orders specifying a particular purchase date or price per share.

The Adviser provides an eligible money market fund option outside the Oakmark Funds through the Administration Shares of the Goldman Sachs Financial Square Treasury Solutions Fund, a portfolio of the Goldman Sachs Trust. These shares are not offered or being sold through this prospectus and may be purchased directly or by exchanging shares of a Fund. Prior to making such a purchase or exchange, you should carefully read the prospectus for the Administration Shares of the Goldman Sachs Financial Square Treasury Solutions Fund. This eligible money market fund option is not an offering or recommendation on the part of the Adviser of an investment in such fund and purchases or exchanges in such fund are subject to the terms and conditions outlined for purchase and exchange in the Goldman Sachs Financial Square Treasury Solutions Fund Administration Shares prospectus. In addition, all transaction orders, including exchanges between the Oakmark Funds and these shares, must generally be received prior to 3:00 p.m. Eastern time on days such shares are open to be processed that day. Orders received after 3:00 p.m. will be processed the next business day. You can obtain a copy of the prospectus for the Administration Shares of the Goldman Sachs Financial Square Treasury Solutions Fund through your investment provider or by calling the Adviser at 1-800-OAKMARK (625-6275). Prior to January 28, 2025, the Administration Shares of the Goldman Sachs Financial Square Treasury Solutions Fund were called Oakmark Units for purposes of exchanges into and out of the Oakmark Funds. Effective January 28, 2025, these shares will be called the Administration Shares of the Goldman Sachs Financial Square Treasury Solutions Fund.

Adding to your Account. You may add to your existing account in one of the following ways:

•  Online—Visit Oakmark.com, log in to your account and then follow the instructions.

•  Mail—Send your check made payable to the Oakmark Funds with either the investment stub or a letter of instruction that includes the Fund name, your account number, and the name in which your account is registered to the following address:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

•  Phone—If you established bank information, call 1-800-OAKMARK (625-6275).

•  Automatic Investment Plan—Subsequent purchases will be made automatically from your bank account based on the schedule and dollar amount you specify. To establish:

o  Visit Oakmark.com, log in to your account and then follow the instructions, or

o  Choose the automatic investment plan on your New Account Registration Form or complete the Shareholder Services Form at Oakmark.com.

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•  Wire—Instruct your bank to transfer funds to State Street Bank and Trust Co., ABA#011000028, DDA# 9904-632-8. Specify the Fund name, your account number and the registered account name(s) in the instructions.

•  Payroll Deduction Plan—Complete the Payroll Deduction Form at Oakmark.com. Payroll deduction allows you to purchase shares of the Fund on a periodic basis by instructing your employer to deduct from your paycheck a specified dollar amount.

Redeeming Fund Shares. You may redeem from a Fund directly in one of the following ways:

•  Online—Visit Oakmark.com, log in to your account and then follow the instructions.

•  Mail—Complete the Redemption Request Form at Oakmark.com to redeem from your regular account or the IRA Distribution Form for an IRA account and send to the following address:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

•  Phone—Call 1-800-OAKMARK (625-6275).

•  Automatic Redemption Plan—You may automatically redeem a fixed dollar amount of shares on a periodic basis and have the proceeds sent by check to you or deposited by electronic transfer into your bank account. To establish:

o  Visit Oakmark.com, log in to your account and then follow the instructions, or

o  Complete the Shareholder Services Form or IRA Distribution Form at Oakmark.com. If you are age 72 or older and want to establish ongoing required minimum distributions, please complete the IRA Required Minimum Distribution (RMD) Form at Oakmark.com.

STAMP2000 Medallion Signature Guarantee. In some instances, a redemption request must have a Medallion Signature Guarantee. A STAMP2000 Medallion Signature Guarantee must be included in your request to redeem your Fund shares, and your request must be in writing, if:

•  you wish to redeem more than $100,000;

•  your account address has been changed within the last 15 days;

•  the redemption check is to be mailed to an address different from the one on your account;

•  the redemption check is to be made payable to someone other than the registered account owner;

•  you are instructing a Fund to transmit the proceeds to a bank account that you have not previously designated as the recipient of such proceeds; or

•  you are instructing a Fund to transmit the proceeds to a bank account that was added online within the last 60 days.

You may be able to obtain such a signature guarantee from a bank, securities broker dealer, credit union (if authorized under state law), securities exchange or

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association, clearing agency or savings association. You cannot obtain a signature guarantee from a notary public.

If you are requesting to add bank information to an existing Oakmark account in writing, all Oakmark account owners must obtain a Medallion Signature Guarantee. If there is no name in common between the Oakmark account owners and the bank account owners, ALL Oakmark account owners and bank account owners must obtain a Medallion Signature Guarantee. A Medallion Signature Guarantee is not required when adding bank information online; however, it will be required, as noted above, when instructing a Fund to transmit proceeds to such bank within 60 days of the addition.

The price at which your redemption order will be processed is the NAV next determined after proper redemption instructions are received. See "Investing with The Oakmark Funds—Share Price—Net Asset Value" in this prospectus for additional information.

A redemption request received online or by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

You may not redeem online or by telephone shares held in an account for which you have changed the address within the preceding 15 days.

The Funds cannot accept a redemption request that specifies a particular redemption date or price.

A redemption may have tax consequences, you should consult your tax advisor.

Once a Fund receives your redemption order, you may not cancel or revoke it.

If you recently made a purchase by check or electronic transfer, the Funds may withhold redemption proceeds until they are reasonably satisfied that they have received your payment. This confirmation process may take up to 10 days from the purchase date.

If the proceeds of your redemption are to be sent by check, the Funds generally will mail redemption proceeds within seven days after receipt of your redemption request. You may select the overnight delivery option for your check for a fee. Overnight delivery is not available to a P.O. Box.

If the proceeds of your redemption are to be sent by electronic transfer, your bank will be notified of the transfer on the day the proceeds are sent, but your bank account may not receive "good funds" for at least one week thereafter. Payment of the proceeds will normally be sent on the next business day after receipt of your request. Payment of the proceeds will be made by electronic transfer only to a bank account previously designated by you at a bank that is a member of the ACH system. Confirm with your bank or credit union that it is a member of ACH.

If the proceeds of your redemption are to be sent by wire, the cost of a wire transfer (currently $5) will be deducted from your account, or from the redemption proceeds if you redeem your entire account. Your bank also may charge an incoming wire fee. A wire transfer will normally result in your bank

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receiving "good funds" on the business day following the date of redemption of your shares.

The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.

Under both normal and stressed market conditions, the Funds generally intend to pay all redemptions in cash. The Funds typically expect to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. The Funds may also satisfy redemption requests by drawing from an available line of credit, using redemptions in-kind, participating in a liquidity program with a service provider, or borrowing from a different Fund pursuant to the Funds' Interfund Lending Program.

Exchanging or converting fund shares

Subject to the applicable rules of the SEC, each Fund reserves the right to modify or terminate the exchange or conversion privileges at any time. The Funds may refuse at any time any exchange request it considers detrimental to a Fund. You should consult your own tax advisor for advice about the particular federal, state, and local tax consequences before making an exchange.

You may request an exchange in one of the following ways:

•  Online—Visit Oakmark.com, log in to your account and then follow the instructions. Exchanges between classes of shares of the same Fund cannot be performed online.

•  Mail—Complete the Redemption Request Form at Oakmark.com and send to the following address:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

•  Phone—Call 1-800-OAKMARK (625-6275).

Exchanges between Different Funds of the Same Class of Shares. The new account into which you are making the exchange will have exactly the same registration as the account from which you are exchanging shares.

Obtain the current prospectus for the Fund into which you are exchanging by visiting Oakmark.com or by calling 1-800-OAKMARK (625-6275).

An exchange transaction is a redemption of shares in one Fund and a simultaneous purchase of shares in a different Fund that, for federal income tax purposes, may result in a capital gain or loss.

An exchange request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day, except for exchanges between the Oakmark Funds and an eligible money market fund. See "Investing with The Oakmark Funds—Purchasing, Redeeming, Exchanging and Converting Fund Shares" for more information.

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The Funds may refuse at any time any exchange request it considers detrimental to a Fund.

Exchanges between Classes of Shares of the Same Fund. You may generally exchange shares of each Fund for shares of a different class of the same Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange.

Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes for an exchange between classes of shares of the same Fund provided that the transaction is undertaken and processed, with respect to any shareholder, as an exchange transaction.

Conversion of Shares due to Eligibility or Ineligibility. Each Fund may convert shares of any account held directly with such Fund in the Investor Class to that Fund's Advisor Class, Institutional Class, or R6 Class and may convert shares in the Advisor Class to that Fund's Institutional Class or R6 Class, provided the account satisfies the eligibility criteria of that class. Each Fund may also convert shares of any account held directly with such Fund in Institutional Class to that Fund's R6 Class, provided the account satisfies the eligibility criteria of that class.

Each Fund may convert shares of any account held directly with such Fund in the Advisor Class to that Fund's Investor Class and in the Institutional Class to that Fund's Advisor Class or Investor Class, if a shareholder no longer satisfies the eligibility criteria of that class. Each Fund may also convert shares of any account held directly with such Fund in the in the R6 Class to that Fund's Institutional Class or Advisor Class, if a shareholder no longer satisfies the eligibility criteria of that class.

Share balances of accounts held directly with each Fund are examined on a periodic basis to determine an account's eligibility for conversion. Shareholders will be notified in writing before any such conversion to another class.

Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes for a conversion between classes of shares of the same Fund provided that the transaction is undertaken and processed, with respect to any shareholder, as a conversion transaction.

Redemptions in-Kind. Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in "Net Asset Value" above, except that each Fund, except Bond Fund, is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. The specific security or securities to be distributed will be determined by the Fund and could include a pro-rata slice of the Fund's portfolio or a non-pro-rata slice of the Fund's portfolio depending upon various circumstances and subject to the Funds' policies and procedures and any applicable laws or regulations.

Redemptions in-kind may reduce the need for a Fund to maintain cash reserves, reduce Fund transaction costs, reduce the need to sell Fund investments at inopportune times, and lower Fund capital gain recognition.

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In some circumstances, in order to meet Fund liquidity needs, for optimization of the Fund's portfolio, or a combination thereof, a Fund in its discretion may accept large purchase orders from one or more financial institutions that are willing, upon redemption of their investment in the Fund, to receive their redemption in-kind rather than in cash. A Fund's ability to pay these redemption proceeds in-kind relieves the Fund of the need to sell the securities that are distributed in-kind and incur brokerage and other transaction costs associated with such sale. As with other redemption-in-kind transactions, a Fund would enter into these transactions only when the Fund determines it to be in the Fund's best interest to do so, and in accordance with the Fund's policies on redemptions in-kind. The Funds' procedures adopted to discourage excessive or abusive trading activities do not apply to the transactions described in this paragraph, as the Adviser has determined that these transactions are not detrimental to the remaining shareholders of a Fund.

With any redemption in-kind, a shareholder who receives securities through a redemption in-kind and desires to convert them to cash may incur brokerage and other transaction costs in selling the securities. Also, there may be a risk that redemption in-kind activity could negatively impact the market value of the securities distributed in-kind and, in turn, the NAV of Funds that hold securities that are being distributed in-kind. The Adviser believes that the benefits to a Fund of redemptions in-kind will generally outweigh the risk of any potential negative NAV impact.

Excessive Trading. The Funds are intended for long-term investment purposes, and thus purchases, redemptions and exchanges of Fund shares should be made with a view toward long-term investment objectives. Excessive and other abusive trading activities may be detrimental to a Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and diluting the value of shares. Such trading also may require a Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If your investment horizon is not long-term, then you should not invest in the Funds.

The Board has adopted policies and procedures that do not accommodate and seek to discourage excessive trading activities. These policies and procedures include, among other things: (1) monitoring trading activity to detect excessive or abusive trading in the Funds' shares; and (2) utilizing a third-party systematic fair valuation service. The Funds monitor selected trading activity on a daily basis. If the Funds determine that a shareholder has engaged in excessive or abusive trading, which involves a number of round-trip trades of a certain size within a particular time frame, the Funds may temporarily restrict the shareholder's account from subsequent purchases. In addition, each Fund reserves the right to reject or restrict, without prior notice, any purchase or exchange order it receives, including any order from a retirement plan participant, and any order transmitted by a shareholder's or retirement plan participant's intermediary, that Fund management determines, in its sole discretion, not to be in the Fund's best interest. The Funds also reserve the right to reject or restrict all purchases received from any shareholder or intermediary,

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including retirement plans, even if not all shareholders or plan participants investing through that intermediary are involved in excessive trading.

The Funds' procedures adopted to discourage excessive or abusive trading activities do not apply to:

•  shares acquired by automatic reinvestment of dividends or distributions of a Fund;

•  shares redeemed pursuant to a systematic withdrawal plan;

•  shares redeemed following the death or disability (as defined in the Code) of the shareholder, including a registered joint owner;

•  shares purchased by or through a 529 plan;

•  shares acquired as an investment through a "fund of funds";

•  shares redeemed as a result of involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in a Fund or pursuant to the requirements of the Funds' anti-money laundering policies and procedures;

•  shares redeemed to return excess contributions or in connection with required minimum distributions from retirement accounts;

•  shares redeemed in connection with a court order, including a qualified domestic relations order, or in connection with a shareholder's forfeiture of assets;

•  shares converted and exchanged from one share class to another share class in the same Fund;

•  shares acquired, redeemed, or exchanged through a firm discretionary program where purchases and redemptions are often made at a home office or firm level on behalf of a client;

•  shares acquired in connection with a change in account registration;

•  shares redeemed by a liquidity service provider under a liquidity program; and

•  shares redeemed via certain pro-rata or non-pro-rata redemption in-kind transactions that a Fund determines are in the Fund's best interest.

In addition to the circumstances previously noted, the Funds reserve the right to waive any purchase and exchange restrictions at each Fund's sole discretion where it believes such action is in the Fund's best interests. In order to determine your eligibility to receive a waiver, it may be necessary for you to provide the Funds or your intermediary with information and records regarding your circumstance.

Despite the Funds' efforts to detect and deter abusive trading activity, there can be no assurance that the Funds will be able to identify all of those who may engage in abusive trading and curtail their activity in every instance. In particular, it may be difficult to identify such activity in certain omnibus accounts and other accounts traded through intermediaries, some of which may be authorized agents of the Funds. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated before being submitted to the Funds. Consequently, the Funds may not have knowledge of the identity of investors and their transactions as those transactions are submitted to the Funds.

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Under a federal rule, the Funds are required to have an agreement with many of their intermediaries obligating the intermediaries to provide, upon a Fund's request, information regarding the intermediaries' customers and their transactions. However, there can be no guarantee that excessive or abusive trading activity will be detected, even with such agreements in place. The Funds may not accept purchase orders from intermediaries who materially fail to comply with such agreements.

To the degree the Funds are able to detect excessive trading in accounts maintained by an intermediary, the Funds will seek the cooperation of the intermediary to stop such trading. However, there can be no assurance that the intermediary will cooperate in all instances. Certain intermediaries may not presently possess the operational or technical capabilities to track purchase, redemption or exchange orders made by an individual investor as requested by the Funds. Certain intermediaries, in particular retirement plan administrators and sponsors, may possess other capabilities or utilize other techniques to deter excessive trading upon which the Funds may rely. These other capabilities and techniques may be more or less restrictive than those utilized by the Funds. Accordingly, you should consult with your intermediary to determine what purchase and exchange limitations may be applicable to your transactions.

Small Account Policy. Each Fund reserves the right to redeem shares in any account, including any account held in the name of an intermediary, and send the proceeds to the registered owner of the account if, as a result of redemptions, the account value falls below the minimum initial investment amount for the Advisor Class, Institutional Class and R6 Class, as described above. A Fund or its agent will make a reasonable effort to notify the registered owner if the account falls below the minimum to provide the owner at least 30 days to make additional investments and increase the account value.

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Shareholder services

For investors who hold shares directly with the Funds and not through an intermediary.

Reporting to Shareholders. You will receive a confirmation statement reflecting each of your purchases and sales of Fund shares, as well as periodic statements. Shares purchased by reinvestment of dividends or pursuant to an automatic investment plan will be confirmed to you quarterly. Shares redeemed using a systematic withdrawal plan and paid by electronic transfer (ACH) or wire transfer to your bank account will be confirmed to you quarterly. In addition, the Funds will send you periodic reports showing Fund portfolio holdings and will provide you annually with tax information. We suggest that you keep your account statements with your other important financial papers. You may need them for tax purposes.

The Funds reduce the number of duplicate prospectuses and annual and semi-annual shareholder reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK (625-6275) to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Electronic Delivery of Fund Documents. You may elect to receive the Funds' prospectus, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on Oakmark.com. To receive the Funds' documents electronically, you must have an e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time.

Customer Identification Program. Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

In order to open an account, the Funds will ask you to provide certain identifying information on the account application. If you fail to provide the appropriate information, we may reject your application and all monies received to establish your account will be returned to you. As a result, it is very important that the application be filled out completely in order to establish an account.

After your account is established, the Funds are required to take steps to verify your identity. These actions may include checking your identifying information against various databases. If the Funds are unable to verify your identity from the information you provide, you may be restricted from making future purchases for or transfers of shares from your account; or, your account may be closed and the redemption proceeds will be paid to you. You will receive the share price next

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calculated after the Funds determine that they are unable to verify your identity; so, your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction.

Additionally, the Funds are required to comply with various anti-money laundering laws and regulations. Consequently, a Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons. In addition, the Fund may be required to transfer the account or proceeds of the account to a government agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken these actions.

IRA Plans. The Funds have a master IRA plan that allows you to invest in a Traditional IRA, Roth IRA, Coverdell Education Savings Account, SEP IRA or SIMPLE IRA on a tax-sheltered basis in the Funds or an eligible money market fund. The plan also permits you to "roll over" or transfer to your Traditional IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby postponing federal income tax on the distribution. If your employer has a SEP, you may establish a Traditional IRA with a Fund to which your employer may contribute, subject to special rules designed to avoid discrimination. Information on IRAs may be obtained by visiting Oakmark.com or calling an investor service representative at 1-800-OAKMARK (625-6275).

Establishing Privileges. You may establish any of the shareholder privileges when you complete an application to purchase shares of a Fund. If you have already established an account and want to add or change a privilege, visit Oakmark.com to obtain a Shareholder Services Form and return the completed form to the Oakmark Funds, or call an investor service representative at 1-800-OAKMARK (625-6275) to request the appropriate form.

Voice Recognition System. To obtain information about your account, such as account balance, last transaction and distribution information, to purchase, redeem or exchange shares of a Fund or an eligible money market fund, or to order duplicate statements, call the Funds' Voice Recognition System, at 1-800-OAKMARK (625-6275). Please note: you must have a personal identification number (a "PIN") to access account information through 1-800-OAKMARK (625-6275).

Website. To learn more about the Oakmark Funds, or to obtain a summary prospectus, the statutory prospectus, account application, shareholder report, account servicing form, or each Fund's daily NAV, or to read portfolio manager commentaries visit Oakmark.com. To perform transactions, establish systematic investing privileges, change your address, view statements or obtain information about your account, such as your account balance, average cost information, your last transaction and account history, log into your account and follow the instructions.

Telephone and Internet Transactions. You may perform many transactions—including exchanges, purchases and redemptions—by telephone and over the Internet. To prevent unauthorized transactions in your account, the Funds will take precautions designed to confirm that instructions communicated through

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the telephone or Internet are genuine. For example, the Funds or their agents may record a telephone call, request a PIN or password, request more information and send written confirmations of telephone and Internet transactions. The Funds request that shareholders review these written confirmations and notify the Funds immediately if there is a problem. A Fund will not be responsible for any loss, liability, cost or expense resulting from an unauthorized transaction initiated by telephone or the Internet if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller or Internet user.

Whenever we receive a telephone order, we take steps to make sure it is in good order. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

Account Address Change. You may change the address of record for your Fund account by sending written instructions to the Funds at The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558 or by calling an investor service representative at 1-800-OAKMARK (625-6275). You may change your address by visiting Oakmark.com and logging in to your account and following the instructions. P.O. Box addresses will only be accepted with accompanying street address information. Please note that a Medallion Signature Guarantee is required if you wish to redeem shares to your address of record within 15 days of an address change.

Account Registration Change. You may change the account registration by sending the Change of Registration Form with a Stamp 2000 Medallion Signature Guarantee, as described above, to the transfer agent at The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. See "Investing with The Oakmark Funds—Purchasing, Redeeming, Exchanging and Converting Fund Shares—STAMP2000 Medallion Signature Guarantee" in this prospectus for additional information. Please note that other documentation may be required depending on the type of account registration.

Account Transcripts. You may order a transcript of activity in your account(s) by calling an investor service representative at 1-800-OAKMARK (625-6275). The Funds may assess a processing charge for a transcript order.

Expenses

"Other expenses" shown above for each Fund in the section entitled "Fees and Expenses of the Fund" includes legal and auditing fees, transfer agency expenses, shareholder report expenses, custodian fees, shareholder servicing fees and some other expenses.

Escheatment of fund assets

Financial institutions, including the Funds, are required to transfer your financial assets to the state of your account registration if they are unclaimed or deemed abandoned under that state's property laws. This process is referred to as escheatment.

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Abandoned Property. State unclaimed and abandoned property laws generally apply to both unclaimed shares of the Funds and uncashed dividends or other distributions from the Funds. The rules for determining when a security or security distribution is required to be escheated to the state vary considerably by state and may depend on the type of account. Some states require escheatment if you have not initiated contact or activity with the Funds within a specified time period (generally, three or five years). Other states require escheatment only if mailings sent to you are returned as undeliverable by the United States Postal Service. Please check your state's unclaimed or abandoned property laws for specific information.

Please refer to the "Distributions and Taxes—Distributions" section below for the Funds' handling of uncashed dividend or capital gain distribution checks. Importantly, the reinvestment of distributions to your account will not necessarily prevent such amounts or your shares of Fund from being escheated to the state.

A state is typically permitted to sell or liquidate the shares at the prevailing market price. In the event that you seek to reclaim the escheated shares after they have been liquidated, you will generally be able to recover only the amount received by the state when it sold the shares, and not any appreciation that may otherwise have been realized had the shares not been liquidated. IRA assets escheated under state abandoned property laws may be treated as a distribution and amounts withdrawn may be subject to income tax withholding and penalties. You should consult your tax adviser for advice about the particular tax consequences associated with the escheatment of your shares.

Escheatment Prevention. To prevent your assets from being deemed abandoned and escheated, it is recommended that you maintain direct contact with the Funds. Initiate contact with the Funds at least annually by accessing your account through Oakmark.com, sending correspondence to us about your account(s), or calling 1-800-OAKMARK (625-6275) to speak with an investor service representative. Additionally, please notify us of any name and address changes immediately and cash dividend and redemption checks from your account(s) promptly. The Funds make every effort to mail a notice to you if you are at risk of escheatment due to inactivity. Please open all correspondence from the Funds and respond, if necessary.

For investors who hold shares through an intermediary.

If you are an Oakmark investor through an intermediary, your 401(k) or other retirement plan will provide shareholder services to you as required in accordance with your plan agreement. The fees and policies outlined in this prospectus are set by the Funds and by the Adviser. However, most of the information you will need for managing your investment will come from your investment provider. This includes information on how to purchase or redeem shares of the Oakmark Funds, investor services, and additional policies.

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Distributions and taxes

Distributions

Each Fund distributes to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund's portfolio securities. Each Fund, except Equity and Income Fund and Bond Fund, expects to declare and pay dividends annually. Equity and Income Fund expects to declare and pay dividends quarterly. Bond Fund expects to declare and pay dividends monthly. Net realized capital gains, if any, are distributed to shareholders at least annually.

The Adviser may opportunistically use tax loss harvesting methods to lower a Fund's required capital gain distributions. The extent to which the Adviser does so depends upon the Adviser's assessment of a number of relevant factors and is determined by the Adviser when the Adviser believes it is in the best interest of Fund shareholders within the constraints of a Fund's investment objective.

Additionally, the Adviser may determine it is in the best interest of Fund shareholders to distribute portfolio securities in-kind for the purposes of portfolio optimization and/or liquidity purposes when meeting redemption requests. When the Adviser determines to do so, a Fund generally will not recognize taxable gains in respect of the portfolio securities it distributes to the redeeming shareholder, which may reduce the amount of taxable gains the Fund would otherwise be required to distribute.

While the Adviser may seek to reduce the distribution of capital gains as described above, the Funds are not tax-managed funds and therefore do not employ a systematic approach to tax management. In seeking to reduce the distribution of capital gains, there is no assurance that the Adviser will be successful in doing so in every instance and shareholders should expect that each Fund may distribute capital gains from time to time.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by cash or check. For accounts held directly with a Fund, if a dividend or capital gain distribution check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Fund will reinvest the dividend or distribution in additional Fund shares promptly and the check will be canceled. In addition, future dividends and capital gain distributions will be automatically reinvested in additional Fund shares unless you contact the Fund and request to receive distributions by cash or check.

Annual distribution estimates may be available prior to payment and may be obtained by calling 1-800-OAKMARK (625-6275) or visiting Oakmark.com.

The Oakmark Funds | 121

Taxes

The following discussion of U.S. and foreign taxation applies only to U.S. shareholders and is not intended to be a full discussion of income tax laws and their effect. You may wish to consult your own tax advisor.

Tax Considerations. For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than by how long shareholders have owned their shares. Distributions that the fund properly reports to shareholders as gains from investments that Fund owned for more than one year ("Capital Gain Dividends") generally are taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that the Fund owned for one year or less generally are taxable to shareholders as ordinary income. Distributions that the Fund properly reports to shareholders as "qualified dividend income" are taxable at reduced rates applicable to net capital gain provided that both the shareholder and the Fund meet certain holding period and other requirements.

A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any Capital Gain Dividends, and net gains recognized on the sale or other taxable disposition of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

If a shareholder sells or otherwise disposes of Fund shares, the shareholder generally will realize a capital gain or loss in an amount equal to the difference between the shareholder's adjusted tax basis in the shares and the amount received. Gain or loss, if any, recognized by a shareholder generally will be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less.

The foregoing discussion is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial, or administrative action, possibly with retroactive effect. Such changes may have a negative impact on the Fund or its investors. Shareholders should consult with their own tax advisor regarding potential consequences of changes in tax laws for investors in the Fund.

Please see the SAI for more detailed tax information. Shareholders should consult their tax adviser for more information on your own situation, including possible U.S. federal, state, local, non-U.S. or other applicable taxes.

Redemptions. When you redeem shares, you will experience a capital gain or loss if there is a difference between the tax basis of your shares and the price you receive when you redeem them. The federal tax treatment will depend on how long you owned the shares and your individual tax position. You may be

122 | The Oakmark Funds

subject to state and local taxes on your investment in a Fund, depending on the laws of your home state or locality.

Withdrawal. In general, withdrawals from a Traditional IRA are taxable in the year you receive them. If you withdraw from your Traditional IRA, federal income tax will be withheld at a flat rate of 10% (unless when you request your distribution you elect not to have tax withheld or you elect a different withholding amount). Withdrawals from your Roth IRA are not generally subject to tax withholding.

Exchanges. If you perform an exchange transaction of Fund shares for shares of another Oakmark Fund, it is considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes for an exchange between classes of shares of the same Fund provided that the transaction is undertaken and processed, with respect to any shareholder, as an exchange transaction. You should consult your own tax advisor for advice about the particular federal, state, and local tax consequences before making an exchange.

Distributions. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions also may be taxed by the country in which you reside.

Your distributions are taxable whether you take them in cash or reinvest them in additional shares.

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as ordinary income and long-term capital gain distributions are taxed as long-term capital gains, except that "qualified dividend income" of noncorporate investors who satisfy certain holding period requirements is taxed at long-term capital gain rates, which currently reach a maximum of 20%. The character of a capital gain as long-term or short-term depends on the length of time that the Fund held the asset it sold.

Every year, each of your Funds will send you and the Internal Revenue Service ("IRS") a statement called Form 1099 showing the amount of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year. Dividends declared during October through December and paid during the following January will be treated for income tax purposes as having been received by shareholders on December 31 of the year in which they were declared.

Cost Basis Reporting. The Funds are required to report to the IRS and furnish to their shareholders "cost basis" information for Fund shares acquired on or after January 1, 2012 ("covered shares") and sold on or after that date. These requirements do not apply to investments through a tax-deferred accounts, such as a 401(k) plan or an individual retirement plan.

For accounts held directly with a Fund, if you redeem covered shares during any year, the Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares. The Funds' default cost basis methodology will be an average

The Oakmark Funds | 123

cost calculation of all covered shares. If you and your financial or tax advisor determine another method to be more beneficial to your situation, you will be able to change your default setting to another IRS-accepted cost basis method via Oakmark.com, or by notifying the Funds' transfer agent in writing. The elected cost basis (or the default cost basis method) for each sale of Fund shares may not be changed following the settlement date of each such sale of Fund shares.

You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Buying Into a Distribution. Purchasing a Fund's shares in a taxable account shortly before a distribution by the Fund is sometimes called "buying into a distribution." You pay income taxes on a distribution whether you reinvest the distribution in shares of the Fund or receive it in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund.

A Fund may build up capital gains, dividends and interest during the period covered by a distribution (over the course of the year, for example) when securities in the Fund's portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the Fund earlier in the year, for example), and you incur the full tax liability on the distribution.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends. If a Fund qualifies for, and makes, a special election, your share of such foreign taxes will be includable in your income and you may be able to claim an offsetting credit or deduction on your tax return for your share of such foreign taxes.

Backup Withholding. You must furnish to the Funds your properly certified social security or other tax identification number to avoid the Federal income tax backup withholding on dividends, distributions and redemption proceeds. If you do not do so or the IRS informs the Fund that your tax identification number is incorrect, the Fund may be required to withhold a percentage of your taxable distributions and redemption proceeds. Because each Fund must promptly pay to the IRS all amounts withheld, it is usually not possible for a Fund to reimburse you for amounts withheld. You may claim the amount withheld as a credit on your federal income tax return.

Foreign Account Tax Compliance Act (FATCA). A Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to any shareholder who fails to meet prescribed information reporting or certification requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. In general, no such withholding will occur with respect to a U.S. individual who provides the certifications required to avoid backup withholding; however, shareholders may be requested to provide

124 | The Oakmark Funds

additional information to a Fund to enable the Fund to determine whether withholding is required. You should consult your tax advisor as to the impact of these requirements on your investment in a Fund.

The Oakmark Funds | 125

Financial highlights

The following tables are intended to help you understand each Fund's financial performance during the last five years, unless otherwise noted. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the annual report and is incorporated by reference in the Statement of Additional Information, which is available on request. For each year shown, all information is for the fiscal year ended September 30, unless otherwise noted.

126 | The Oakmark Funds

Oakmark Fund

For a share outstanding throughout each year

	Investor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$118.59	$93.61	$115.48	$72.67	$77.89
Income from investment operations:
Net investment income(a)	1.76	1.20	0.91	0.43	0.58
Net gain (loss) on investments (both realized and unrealized)	31.72	24.72	(21.04)	42.53	0.86
Total from investment operations	33.48	25.92	(20.13)	42.96	1.44
Less distributions:
Distributions from net investment income	(1.35)	(0.94)	(0.62)	(0.15)	(0.65)
Distributions from capital gains	0.00	0.00	(1.12)	0.00	(6.01)
Total distributions	(1.35)	(0.94)	(1.74)	(0.15)	(6.66)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$150.72	$118.59	$93.61	$115.48	$72.67
Total return	28.39%	27.84%	-17.73%	59.18%	1.18%
Ratios/supplemental data:
Net assets, end of year ($million)	$10,076.8	$7,901.4	$6,489.9	$8,486.6	$6,153.4
Ratio of net investment income to average net assets	1.29%	1.06%	0.81%	0.43%	0.79%
Ratio of gross expenses to average net assets	0.89%	0.91%	0.91%	0.92%	0.96%
Ratio of net expenses to average net assets	0.89%	0.91%	0.89%	0.90%	0.92%
Portfolio turnover rate	42%	52%	65%	19%	35%
	Advisor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$118.70	$93.72	$115.58	$72.67	$77.88
Income from investment operations:
Net investment income(a)	2.02	1.39	1.15	0.61	0.66
Net gain (loss) on investments (both realized and unrealized)	31.74	24.77	(21.05)	42.54	0.87
Total from investment operations	33.76	26.16	(19.90)	43.15	1.53
Less distributions:
Distributions from net investment income	(1.58)	(1.18)	(0.84)	(0.24)	(0.73)
Distributions from capital gains	0.00	0.00	(1.12)	0.00	(6.01)
Total distributions	(1.58)	(1.18)	(1.96)	(0.24)	(6.74)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$150.88	$118.70	$93.72	$115.58	$72.67
Total return	28.63%	28.10%	-17.55%	59.49%	1.30%
Ratios/supplemental data:
Net assets, end of year ($million)	$2,790.1	$2,027.0	$2,477.4	$2,822.8	$3,269.5
Ratio of net investment income to average net assets	1.48%	1.25%	1.03%	0.61%	0.90%
Ratio of gross expenses to average net assets	0.70%	0.70%	0.70%	0.73%	0.85%
Ratio of net expenses to average net assets	0.70%	0.70%	0.68%	0.70%	0.81%
Portfolio turnover rate	42%	52%	65%	19%	35%

a Computed using average shares outstanding throughout the year.

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Oakmark Fund

For a share outstanding throughout each year

	Institutional Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$118.72	$93.73	$115.64	$72.72	$77.95
Income from investment operations:
Net investment income(a)	2.07	1.46	1.16	0.70	0.71
Net gain (loss) on investments (both realized and unrealized)	31.74	24.73	(21.05)	42.52	0.87
Total from investment operations	33.81	26.19	(19.89)	43.22	1.58
Less distributions:
Distributions from net investment income	(1.61)	(1.20)	(0.90)	(0.30)	(0.80)
Distributions from capital gains	0.00	0.00	(1.12)	0.00	(6.01)
Total distributions	(1.61)	(1.20)	(2.02)	(0.30)	(6.81)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$150.92	$118.72	$93.73	$115.64	$72.72
Total return	28.68%	28.14%	-17.55%	59.56%	1.36%
Ratios/supplemental data:
Net assets, end of year ($million)	$7,362.5	$4,830.2	$3,572.1	$4,517.7	$1,839.7
Ratio of net investment income to average net assets	1.51%	1.30%	1.03%	0.68%	0.98%
Ratio of gross expenses to average net assets	0.66%	0.68%	0.69%	0.69%	0.79%
Ratio of net expenses to average net assets	0.66%	0.68%	0.67%	0.66%	0.74%
Portfolio turnover rate	42%	52%	65%	19%	35%

	Class R6
	Year Ended September 30,
	2024	2023	2022	2021(b)
Net asset value, beginning of year	$118.77	$93.77	$115.67	$88.42
Income from investment operations:
Net investment income(a)	2.14	1.54	1.25	0.52
Net gain (loss) on investments (both realized and unrealized)	31.75	24.71	(21.10)	26.73
Total from investment operations	33.89	26.25	(19.85)	27.25
Less distributions:
Distributions from net investment income	(1.67)	(1.25)	(0.93)	0.00
Distributions from capital gains	0.00	0.00	(1.12)	0.00
Total distributions	(1.67)	(1.25)	(2.05)	0.00
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of year	$150.99	$118.77	$93.77	$115.67
Total return	28.74%	28.20%	-17.52%	30.82%
Ratios/supplemental data:
Net assets, end of year ($million)	$2,848.4	$2,094.8	$1,167.2	$1,081.0
Ratio of net investment income to average net assets	1.56%	1.36%	1.13%	0.60	%†
Ratio of gross expenses to average net assets	0.62%	0.63%	0.65%	0.65	%†
Ratio of net expenses to average net assets	0.62%	0.63%	0.63%	0.63	%†
Portfolio turnover rate	42%	52%	65%	19%

† Data has been annualized.

a Computed using average shares outstanding throughout the year.

b Commenced on 12/15/2020.

128 | The Oakmark Funds

Oakmark Select Fund

For a share outstanding throughout each year

	Investor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$61.75	$47.43	$62.27	$37.98	$39.20
Income from investment operations:
Net investment income(a)	0.38	0.25	0.13	(0.03)	0.05
Net gain (loss) on investments (both realized and unrealized)	14.05	14.22	(14.79)	24.32	(0.98)
Total from investment operations	14.43	14.47	(14.66)	24.29	(0.93)
Less distributions:
Distributions from net investment income	(0.36)	(0.15)	(0.03)	0.00	(0.29)
Distributions from capital gains	0.00	0.00	(0.15)	0.00	0.00
Total distributions	(0.36)	(0.15)	(0.18)	0.00	(0.29)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$75.82	$61.75	$47.43	$62.27	$37.98
Total return	23.42%	30.59%	-23.64%	64.01%	-2.45%
Ratios/supplemental data:
Net assets, end of year ($million)	$1,760.0	$1,593.9	$1,318.0	$1,975.3	$1,410.1
Ratio of net investment income to average net assets	0.54%	0.44%	0.21%	(0.06%)	0.14%
Ratio of gross expenses to average net assets	0.99%	1.00%	1.00%	1.01%	1.11%
Ratio of net expenses to average net assets	0.99%	1.00%	0.98%	0.98%	1.04%
Portfolio turnover rate	57%	70%	60%	20%	28%
	Advisor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$61.66	$47.37	$62.21	$37.99	$39.21
Income from investment operations:
Net investment income(a)	0.46	0.31	0.20	0.03	0.10
Net gain (loss) on investments (both realized and unrealized)	14.03	14.21	(14.78)	24.31	(0.97)
Total from investment operations	14.49	14.52	(14.58)	24.34	(0.87)
Less distributions:
Distributions from net investment income	(0.44)	(0.23)	(0.11)	(0.12)	(0.35)
Distributions from capital gains	0.00	0.00	(0.15)	0.00	0.00
Total distributions	(0.44)	(0.23)	(0.26)	(0.12)	(0.35)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$75.71	$61.66	$47.37	$62.21	$37.99
Total return	23.56%	30.77%	-23.55%	64.18%	-2.31%
Ratios/supplemental data:
Net assets, end of year ($million)	$3,539.7	$2,657.6	$2,146.2	$2,454.2	$1,436.2
Ratio of net investment income to average net assets	0.65%	0.56%	0.34%	0.05%	0.27%
Ratio of gross expenses to average net assets	0.87%	0.88%	0.88%	0.89%	1.00%
Ratio of net expenses to average net assets	0.87%	0.88%	0.86%	0.87%	0.92%
Portfolio turnover rate	57%	70%	60%	20%	28%

a Computed using average shares outstanding throughout the year.

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Oakmark Select Fund

For a share outstanding throughout each year

	Institutional Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$61.75	$47.43	$62.29	$38.01	$39.23
Income from investment operations:
Net investment income(a)	0.53	0.37	0.25	0.09	0.13
Net gain (loss) on investments (both realized and unrealized)	14.05	14.22	(14.79)	24.32	(0.98)
Total from investment operations	14.58	14.59	(14.54)	24.41	(0.85)
Less distributions:
Distributions from net investment income	(0.49)	(0.27)	(0.17)	(0.13)	(0.37)
Distributions from capital gains	0.00	0.00	(0.15)	0.00	0.00
Total distributions	(0.49)	(0.27)	(0.32)	(0.13)	(0.37)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$75.84	$61.75	$47.43	$62.29	$38.01
Total return	23.69%	30.90%	-23.48%	64.35%	-2.27%
Ratios/supplemental data:
Net assets, end of year ($million)	$751.6	$591.6	$465.6	$638.6	$550.2
Ratio of net investment income to average net assets	0.76%	0.65%	0.42%	0.18%	0.33%
Ratio of gross expenses to average net assets	0.76%	0.78%	0.80%	0.79%	0.93%
Ratio of net expenses to average net assets	0.76%	0.78%	0.78%	0.76%	0.85%
Portfolio turnover rate	57%	70%	60%	20%	28%

	Class R6
	Year Ended September 30,
	2024	2023	2022	2021(b)
Net asset value, beginning of year	$61.75	$47.45	$62.29	$47.61
Income from investment operations:
Net investment income(a)	0.56	0.40	0.27	0.08
Net gain (loss) on investments (both realized and unrealized)	14.06	14.20	(14.78)	14.60
Total from investment operations	14.62	14.60	(14.51)	14.68
Less distributions:
Distributions from net investment income	(0.52)	(0.30)	(0.18)	0.00
Distributions from capital gains	0.00	0.00	(0.15)	0.00
Total distributions	(0.52)	(0.30)	(0.33)	0.00
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of year	$75.85	$61.75	$47.45	$62.29
Total return	23.75%	30.93%	-23.44%	30.85%
Ratios/supplemental data:
Net assets, end of year ($million)	$622.9	$499.7	$295.2	$331.2
Ratio of net investment income to average net assets	0.80%	0.69%	0.47%	0.16	%†
Ratio of gross expenses to average net assets	0.73%	0.74%	0.75%	0.76	%†
Ratio of net expenses to average net assets	0.73%	0.74%	0.73%	0.74	%†
Portfolio turnover rate	57%	70%	60%	20%

† Data has been annualized.

a Computed using average shares outstanding throughout the year.

b Commenced on 12/15/2020.

130 | The Oakmark Funds

Oakmark Global Fund

For a share outstanding throughout each year

	Investor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$31.22	$24.79	$36.53	$24.73	$27.52
Income from investment operations:
Net investment income(a)	0.44	0.41	0.37	0.11	0.02
Net gain (loss) on investments (both realized and unrealized)	4.75	6.24	(8.90)	11.74	(1.72)
Total from investment operations	5.19	6.65	(8.53)	11.85	(1.70)
Less distributions:
Distributions from net investment income	(0.53)	(0.22)	(0.34)	(0.05)	(0.40)
Distributions from capital gains	(0.87)	0.00	(2.87)	0.00	(0.69)
Total distributions	(1.40)	(0.22)	(3.21)	(0.05)	(1.09)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$35.01	$31.22	$24.79	$36.53	$24.73
Total return	17.06%	26.88%	-25.74%	47.96%	-6.73%
Ratios/supplemental data:
Net assets, end of year ($million)	$584.8	$581.0	$516.9	$802.1	$645.2
Ratio of net investment income to average net assets	1.35%	1.33%	1.13%	0.31%	0.10%
Ratio of gross expenses to average net assets	1.12%	1.13%	1.13%	1.16%	1.26%
Ratio of net expenses to average net assets	1.12%	1.13%	1.11%	1.13%	1.20%
Portfolio turnover rate	48%	47%	58%	40%	24%
	Advisor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$31.24	$24.80	$36.57	$24.74	$27.53
Income from investment operations:
Net investment income(a)	0.50	0.42	0.43	0.18	0.07
Net gain (loss) on investments (both realized and unrealized)	4.75	6.29	(8.91)	11.74	(1.73)
Total from investment operations	5.25	6.71	(8.48)	11.92	(1.66)
Less distributions:
Distributions from net investment income	(0.59)	(0.27)	(0.42)	(0.09)	(0.44)
Distributions from capital gains	(0.87)	0.00	(2.87)	0.00	(0.69)
Total distributions	(1.46)	(0.27)	(3.29)	(0.09)	(1.13)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$35.03	$31.24	$24.80	$36.57	$24.74
Total return	17.28%	27.17%	-25.63%	48.25%	-6.61%
Ratios/supplemental data:
Net assets, end of year ($million)	$139.9	$135.8	$152.7	$214.6	$209.0
Ratio of net investment income to average net assets	1.56%	1.35%	1.32%	0.51%	0.26%
Ratio of gross expenses to average net assets	0.93%	0.94%	0.93%	0.96%	1.14%
Ratio of net expenses to average net assets	0.93%	0.94%	0.91%	0.93%	1.08%
Portfolio turnover rate	48%	47%	58%	40%	24%

a Computed using average shares outstanding throughout the year.

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Oakmark Global Fund

For a share outstanding throughout each year

	Institutional Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$31.24	$24.80	$36.58	$24.75	$27.54
Income from investment operations:
Net investment income(a)	0.51	0.51	0.44	0.18	0.08
Net gain (loss) on investments (both realized and unrealized)	4.76	6.21	(8.91)	11.76	(1.73)
Total from investment operations	5.27	6.72	(8.47)	11.94	(1.65)
Less distributions:
Distributions from net investment income	(0.61)	(0.28)	(0.44)	(0.11)	(0.45)
Distributions from capital gains	(0.87)	0.00	(2.87)	0.00	(0.69)
Total distributions	(1.48)	(0.28)	(3.31)	(0.11)	(1.14)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$35.03	$31.24	$24.80	$36.58	$24.75
Total return	17.33%	27.21%	-25.61%	48.31%	-6.57%
Ratios/supplemental data:
Net assets, end of year ($million)	$328.5	$356.4	$285.2	$432.4	$313.4
Ratio of net investment income to average net assets	1.58%	1.65%	1.34%	0.53%	0.33%
Ratio of gross expenses to average net assets	0.89%	0.90%	0.91%	0.92%	1.08%
Ratio of net expenses to average net assets	0.89%	0.90%	0.89%	0.89%	1.02%
Portfolio turnover rate	48%	47%	58%	40%	24%

	Class R6
	Year Ended September 30,
	2024	2023	2022	2021(b)
Net asset value, beginning of year	$31.23	$24.80	$36.58	$31.38
Income from investment operations:
Net investment income(a)	0.54	0.54	0.44	0.23
Net gain (loss) on investments (both realized and unrealized)	4.74	6.18	(8.91)	4.97
Total from investment operations	5.28	6.72	(8.47)	5.20
Less distributions:
Distributions from net investment income	(0.62)	(0.29)	(0.44)	0.00
Distributions from capital gains	(0.87)	0.00	(2.87)	0.00
Total distributions	(1.49)	(0.29)	(3.31)	0.00
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of year	$35.02	$31.23	$24.80	$36.58
Total return	17.37%	27.15%	-25.57%	16.57%
Ratios/supplemental data:
Net assets, end of year ($million)	$121.0	$109.9	$68.8	$91.9
Ratio of net investment income to average net assets	1.66%	1.73%	1.37%	0.77	%†
Ratio of gross expenses to average net assets	0.86%	0.87%	0.88%	0.89	%†
Ratio of net expenses to average net assets	0.86%	0.87%	0.86%	0.87	%†
Portfolio turnover rate	48%	47%	58%	40%

† Data has been annualized.

a Computed using average shares outstanding throughout the year.

b Commenced on 12/15/2020.

132 | The Oakmark Funds

Oakmark Global Select Fund

For a share outstanding throughout each year

	Investor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$19.88	$15.62	$24.45	$16.86	$16.81
Income from investment operations:
Net investment income(a)	0.23	0.14	0.26	0.06	0.03
Net gain (loss) on investments (both realized and unrealized)	3.64	4.18	(6.88)	7.53	0.24
Total from investment operations	3.87	4.32	(6.62)	7.59	0.27
Less distributions:
Distributions from net investment income	(0.18)	(0.06)	(0.20)	0.00	(0.22)
Distributions from capital gains	0.00	0.00	(2.01)	0.00	0.00
Total distributions	(0.18)	(0.06)	(2.21)	0.00	(0.22)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$23.57	$19.88	$15.62	$24.45	$16.86
Total return	19.51%	27.70%	-29.77%	45.02%	1.50%
Ratios/supplemental data:
Net assets, end of year ($million)	$335.1	$351.3	$334.3	$574.8	$483.7
Ratio of net investment income to average net assets	1.06%	0.73%	1.22%	0.27%	0.16%
Ratio of gross expenses to average net assets	1.13%	1.14%	1.12%	1.12%	1.25%
Ratio of net expenses to average net assets	1.13%	1.14%	1.10%	1.09%	1.19%
Portfolio turnover rate	44%	32%	46%	49%	33%
	Advisor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$19.87	$15.62	$24.44	$16.85	$16.80
Income from investment operations:
Net investment income(a)	0.26	0.16	0.29	0.09	0.05
Net gain (loss) on investments (both realized and unrealized)	3.64	4.18	(6.86)	7.52	0.24
Total from investment operations	3.90	4.34	(6.57)	7.61	0.29
Less distributions:
Distributions from net investment income	(0.21)	(0.09)	(0.24)	(0.02)	(0.24)
Distributions from capital gains	0.00	0.00	(2.01)	0.00	0.00
Total distributions	(0.21)	(0.09)	(2.25)	(0.02)	(0.24)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$23.56	$19.87	$15.62	$24.44	$16.85
Total return	19.73%	27.89%	-29.63%	45.21%	1.64%
Ratios/supplemental data:
Net assets, end of year ($million)	$133.8	$136.7	$150.4	$257.6	$392.7
Ratio of net investment income to average net assets	1.23%	0.86%	1.37%	0.43%	0.29%
Ratio of gross expenses to average net assets	0.96%	0.97%	0.95%	0.95%	1.14%
Ratio of net expenses to average net assets	0.96%	0.97%	0.93%	0.92%	1.07%
Portfolio turnover rate	44%	32%	46%	49%	33%

a Computed using average shares outstanding throughout the year.

The Oakmark Funds | 133

Oakmark Global Select Fund

For a share outstanding throughout each year

	Institutional Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$19.87	$15.63	$24.46	$16.86	$16.81
Income from investment operations:
Net investment income(a)	0.28	0.19	0.30	0.11	0.06
Net gain (loss) on investments (both realized and unrealized)	3.64	4.16	(6.86)	7.53	0.24
Total from investment operations	3.92	4.35	(6.56)	7.64	0.30
Less distributions:
Distributions from net investment income	(0.23)	(0.11)	(0.26)	(0.04)	(0.25)
Distributions from capital gains	0.00	0.00	(2.01)	0.00	0.00
Total distributions	(0.23)	(0.11)	(2.27)	(0.04)	(0.25)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$23.56	$19.87	$15.63	$24.46	$16.86
Total return	19.86%	27.92%	-29.57%	45.33%	1.70%
Ratios/supplemental data:
Net assets, end of year ($million)	$453.2	$459.5	$416.6	$762.7	$414.3
Ratio of net investment income to average net assets	1.31%	1.00%	1.44%	0.46%	0.36%
Ratio of gross expenses to average net assets	0.90%	0.90%	0.89%	0.89%	1.07%
Ratio of net expenses to average net assets	0.90%	0.90%	0.87%	0.86%	1.00%
Portfolio turnover rate	44%	32%	46%	49%	33%

	Class R6
	Year Ended September 30,
	2024	2023	2022	2021(b)
Net asset value, beginning of year	$19.89	$15.64	$24.47	$20.65
Income from investment operations:
Net investment income(a)	0.31	0.21	0.31	0.15
Net gain (loss) on investments (both realized and unrealized)	3.62	4.16	(6.86)	3.67
Total from investment operations	3.93	4.37	(6.55)	3.82
Less distributions:
Distributions from net investment income	(0.24)	(0.12)	(0.27)	0.00
Distributions from capital gains	0.00	0.00	(2.01)	0.00
Total distributions	(0.24)	(0.12)	(2.28)	0.00
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of year	$23.58	$19.89	$15.64	$24.47
Total return	19.85%	28.04%	-29.54%	18.50%
Ratios/supplemental data:
Net assets, end of year ($million)	$134.0	$113.9	$87.0	$124.1
Ratio of net investment income to average net assets	1.47%	1.09%	1.47%	0.76	%†
Ratio of gross expenses to average net assets	0.84%	0.85%	0.84%	0.84	%†
Ratio of net expenses to average net assets	0.84%	0.85%	0.82%	0.82	%†
Portfolio turnover rate	44%	32%	46%	49%

† Data has been annualized.

a Computed using average shares outstanding throughout the year.

b Commenced on 12/15/2020.

134 | The Oakmark Funds

Oakmark International Fund

For a share outstanding throughout each year

	Investor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$25.15	$19.27	$28.17	$19.91	$22.88
Income from investment operations:
Net investment income(a)	0.55	0.51	0.58	0.27	0.08
Net gain (loss) on investments (both realized and unrealized)	2.78	6.05	(9.13)	8.08	(2.60)
Total from investment operations	3.33	6.56	(8.55)	8.35	(2.52)
Less distributions:
Distributions from net investment income	(0.50)	(0.68)	(0.35)	(0.09)	(0.45)
Distributions from capital gains	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.50)	(0.68)	(0.35)	(0.09)	(0.45)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$27.98	$25.15	$19.27	$28.17	$19.91
Total return	13.32%	34.39%	-30.72%	41.96%	-11.37%
Ratios/supplemental data:
Net assets, end of year ($million)	$5,056.1	$5,865.4	$5,032.4	$8,756.6	$7,959.9
Ratio of net investment income to average net assets	2.10%	2.02%	2.25%	0.99%	0.39%
Ratio of gross expenses to average net assets	1.05%	1.05%	1.06%	1.05%	1.05%
Ratio of net expenses to average net assets	1.05%	1.05%	1.04%	1.02%	1.00%
Portfolio turnover rate	32%	27%	35%	42%	32%
	Advisor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$25.12	$19.27	$28.15	$19.89	$22.86
Income from investment operations:
Net investment income(a)	0.61	0.53	0.62	0.27	0.12
Net gain (loss) on investments (both realized and unrealized)	2.76	6.06	(9.12)	8.11	(2.61)
Total from investment operations	3.37	6.59	(8.50)	8.38	(2.49)
Less distributions:
Distributions from net investment income	(0.54)	(0.74)	(0.38)	(0.12)	(0.48)
Distributions from capital gains	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.54)	(0.74)	(0.38)	(0.12)	(0.48)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$27.95	$25.12	$19.27	$28.15	$19.89
Total return	13.54%	34.57%	-30.59%	42.22%	-11.28%
Ratios/supplemental data:
Net assets, end of year ($million)	$2,304.8	$2,582.7	$2,246.8	$3,316.0	$6,282.8
Ratio of net investment income to average net assets	2.33%	2.13%	2.44%	1.03%	0.59%
Ratio of gross expenses to average net assets	0.88%	0.88%	0.88%	0.88%	0.95%
Ratio of net expenses to average net assets	0.88%	0.88%	0.86%	0.85%	0.90%
Portfolio turnover rate	32%	27%	35%	42%	32%

a Computed using average shares outstanding throughout the year.

The Oakmark Funds | 135

Oakmark International Fund

For a share outstanding throughout each year

	Institutional Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$25.13	$19.28	$28.19	$19.92	$22.89
Income from investment operations:
Net investment income(a)	0.63	0.57	0.64	0.37	0.13
Net gain (loss) on investments (both realized and unrealized)	2.77	6.04	(9.13)	8.04	(2.60)
Total from investment operations	3.40	6.61	(8.49)	8.41	(2.47)
Less distributions:
Distributions from net investment income	(0.57)	(0.76)	(0.42)	(0.14)	(0.50)
Distributions from capital gains	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.57)	(0.76)	(0.42)	(0.14)	(0.50)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$27.96	$25.13	$19.28	$28.19	$19.92
Total return	13.62%	34.65%	-30.54%	42.30%	-11.19%
Ratios/supplemental data:
Net assets, end of year ($million)	$8,074.1	$8,125.2	$7,250.7	$11,748.6	$7,233.5
Ratio of net investment income to average net assets	2.41%	2.26%	2.51%	1.34%	0.62%
Ratio of gross expenses to average net assets	0.81%	0.81%	0.81%	0.80%	0.87%
Ratio of net expenses to average net assets	0.81%	0.81%	0.79%	0.77%	0.82%
Portfolio turnover rate	32%	27%	35%	42%	32%

	Class R6
	Year Ended September 30,
	2024	2023	2022	2021(b)
Net asset value, beginning of year	$25.15	$19.29	$28.20	$25.83
Income from investment operations:
Net investment income(a)	0.63	0.58	0.67	0.38
Net gain (loss) on investments (both realized and unrealized)	2.78	6.05	(9.15)	1.99
Total from investment operations	3.41	6.63	(8.48)	2.37
Less distributions:
Distributions from net investment income	(0.58)	(0.77)	(0.43)	0.00
Distributions from capital gains	0.00	0.00	0.00	0.00
Total distributions	(0.58)	(0.77)	(0.43)	0.00
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of year	$27.98	$25.15	$19.29	$28.20
Total return	13.68%	34.76%	-30.51%	9.18%
Ratios/supplemental data:
Net assets, end of year ($million)	$2,899.0	$2,706.0	$2,389.0	$2,997.8
Ratio of net investment income to average net assets	2.43%	2.31%	2.63%	1.62	%†
Ratio of gross expenses to average net assets	0.75%	0.75%	0.77%	0.77	%†
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75	%†
Portfolio turnover rate	32%	27%	35%	42%

† Data has been annualized.

a Computed using average shares outstanding throughout the year.

b Commenced on 12/15/2020.

136 | The Oakmark Funds

Oakmark International Small Cap Fund

For a share outstanding throughout each year

	Investor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$17.82	$13.25	$19.92	$13.67	$14.61
Income from investment operations:
Net investment income(a)	0.33	0.33	0.29	0.22	0.31
Net gain (loss) on investments (both realized and unrealized)	3.46	4.55	(6.64)	6.35	(1.22)
Total from investment operations	3.79	4.88	(6.35)	6.57	(0.91)
Less distributions:
Distributions from net investment income	(0.36)	(0.22)	(0.32)	(0.32)	(0.03)
Distributions from capital gains	0.00	(0.09)	0.00	0.00	0.00
Total distributions	(0.36)	(0.31)	(0.32)	(0.32)	(0.03)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$21.25	$17.82	$13.25	$19.92	$13.67
Total return	21.48%	37.05%	-32.37%	48.51%	-6.23%
Ratios/supplemental data:
Net assets, end of year ($million)	$378.0	$367.3	$306.8	$560.1	$388.9
Ratio of net investment income to average net assets	1.71%	1.91%	1.67%	1.18%	2.21%
Ratio of gross expenses to average net assets	1.33%	1.34%	1.36%	1.37%	1.45%
Ratio of net expenses to average net assets	1.33%	1.34%	1.34%	1.35%	1.45%
Portfolio turnover rate	40%	32%	37%	48%	42%
	Advisor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$17.84	$13.28	$19.96	$13.69	$14.64
Income from investment operations:
Net investment income(a)	0.36	0.35	0.34	0.23	0.30
Net gain (loss) on investments (both realized and unrealized)	3.47	4.56	(6.67)	6.38	(1.19)
Total from investment operations	3.83	4.91	(6.33)	6.61	(0.89)
Less distributions:
Distributions from net investment income	(0.39)	(0.26)	(0.35)	(0.34)	(0.06)
Distributions from capital gains	0.00	(0.09)	0.00	0.00	0.00
Total distributions	(0.39)	(0.35)	(0.35)	(0.34)	(0.06)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$21.28	$17.84	$13.28	$19.96	$13.69
Total return	21.72%	37.16%	-32.24%	48.76%	-6.16%
Ratios/supplemental data:
Net assets, end of year ($million)	$177.0	$163.5	$131.8	$189.3	$155.7
Ratio of net investment income to average net assets	1.87%	2.02%	1.96%	1.26%	2.14%
Ratio of gross expenses to average net assets	1.17%	1.18%	1.18%	1.20%	1.35%
Ratio of net expenses to average net assets	1.17%	1.18%	1.16%	1.19%	1.35%
Portfolio turnover rate	40%	32%	37%	48%	42%

a Computed using average shares outstanding throughout the year.

The Oakmark Funds | 137

Oakmark International Small Cap Fund

For a share outstanding throughout each year

	Institutional Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$17.79	$13.24	$19.91	$13.65	$14.59
Income from investment operations:
Net investment income(a)	0.39	0.38	0.34	0.26	0.33
Net gain (loss) on investments (both realized and unrealized)	3.46	4.53	(6.64)	6.35	(1.21)
Total from investment operations	3.85	4.91	(6.30)	6.61	(0.88)
Less distributions:
Distributions from net investment income	(0.41)	(0.27)	(0.37)	(0.35)	(0.06)
Distributions from capital gains	0.00	(0.09)	0.00	0.00	0.00
Total distributions	(0.41)	(0.36)	(0.37)	(0.35)	(0.06)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$21.23	$17.79	$13.24	$19.91	$13.65
Total return	21.88%	37.30%	-32.20%	48.93%	-6.09%
Ratios/supplemental data:
Net assets, end of year ($million)	$642.5	$481.6	$329.0	$526.9	$614.2
Ratio of net investment income to average net assets	2.00%	2.15%	1.95%	1.41%	2.37%
Ratio of gross expenses to average net assets	1.08%	1.10%	1.11%	1.11%	1.26%
Ratio of net expenses to average net assets	1.08%	1.10%	1.09%	1.09%	1.26%
Portfolio turnover rate	40%	32%	37%	48%	42%

	Class R6
	Year Ended September 30,
	2024	2023	2022	2021(b)
Net asset value, beginning of year	$17.79	$13.24	$19.91	$16.66
Income from investment operations:
Net investment income(a)	0.39	0.33	0.37	0.25
Net gain (loss) on investments (both realized and unrealized)	3.45	4.58	(6.67)	3.00
Total from investment operations	3.84	4.91	(6.30)	3.25
Less distributions:
Distributions from net investment income	(0.41)	(0.27)	(0.37)	0.00
Distributions from capital gains	0.00	(0.09)	0.00	0.00
Total distributions	(0.41)	(0.36)	(0.37)	0.00
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of year	$21.22	$17.79	$13.24	$19.91
Total return	21.85%	37.34%	-32.19%	19.51%
Ratios/supplemental data:
Net assets, end of year ($million)	$470.4	$304.9	$400.2	$367.6
Ratio of net investment income to average net assets	1.99%	1.94%	2.19%	1.55	%†
Ratio of gross expenses to average net assets	1.06%	1.07%	1.08%	1.09	%†
Ratio of net expenses to average net assets	1.06%	1.07%	1.06%	1.07	%†
Portfolio turnover rate	40%	32%	37%	48%

† Data has been annualized.

a Computed using average shares outstanding throughout the year.

b Commenced on 12/15/2020.

138 | The Oakmark Funds

Oakmark Equity and Income Fund

For a share outstanding throughout each year

	Investor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$31.41	$27.85	$35.94	$27.50	$30.30
Income from investment operations:
Net investment income(a)	0.78	0.66	0.44	0.32	0.42
Net gain (loss) on investments (both realized and unrealized)	5.34	3.33	(5.63)	9.40	(0.56)
Total from investment operations	6.12	3.99	(5.19)	9.72	(0.14)
Less distributions:
Distributions from net investment income	(1.33)	(0.43)	(0.29)	(0.35)	(0.51)
Distributions from capital gains	0.00	0.00	(2.61)	(0.93)	(2.15)
Total distributions	(1.33)	(0.43)	(2.90)	(1.28)	(2.66)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$36.20	$31.41	$27.85	$35.94	$27.50
Total return	19.78%	14.40%	-15.84%	36.19%	-0.90%
Ratios/supplemental data:
Net assets, end of year ($million)	$4,451.4	$4,213.3	$4,194.4	$5,587.1	$5,492.4
Ratio of net investment income to average net assets	2.31%	2.13%	1.34%	0.97%	1.52%
Ratio of gross expenses to average net assets	0.85%	0.86%	0.85%	0.87%	0.94%
Ratio of net expenses to average net assets	0.85%	0.86%	0.83%	0.84%	0.84%
Portfolio turnover rate	38%	45%	49%	14%	15%
	Advisor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$31.43	$27.87	$35.98	$27.51	$30.31
Income from investment operations:
Net investment income(a)	0.86	0.71	0.53	0.39	0.46
Net gain (loss) on investments (both realized and unrealized)	5.34	3.36	(5.65)	9.40	(0.56)
Total from investment operations	6.20	4.07	(5.12)	9.79	(0.10)
Less distributions:
Distributions from net investment income	(1.47)	(0.51)	(0.38)	(0.39)	(0.55)
Distributions from capital gains	0.00	0.00	(2.61)	(0.93)	(2.15)
Total distributions	(1.47)	(0.51)	(2.99)	(1.32)	(2.70)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$36.16	$31.43	$27.87	$35.98	$27.51
Total return	20.06%	14.70%	-15.66%	36.49%	-0.76%
Ratios/supplemental data:
Net assets, end of year ($million)	$592.9	$549.0	$738.4	$868.4	$951.9
Ratio of net investment income to average net assets	2.54%	2.33%	1.61%	1.20%	1.65%
Ratio of gross expenses to average net assets	0.62%	0.61%	0.60%	0.66%	0.81%
Ratio of net expenses to average net assets	0.62%	0.61%	0.58%	0.62%	0.71%
Portfolio turnover rate	38%	45%	49%	14%	15%

a Computed using average shares outstanding throughout the year.

The Oakmark Funds | 139

Oakmark Equity and Income Fund

For a share outstanding throughout each year

	Institutional Class
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$31.43	$27.87	$35.99	$27.52	$30.33
Income from investment operations:
Net investment income(a)	0.87	0.75	0.52	0.41	0.47
Net gain (loss) on investments (both realized and unrealized)	5.35	3.32	(5.63)	9.40	(0.56)
Total from investment operations	6.22	4.07	(5.11)	9.81	(0.09)
Less distributions:
Distributions from net investment income	(1.49)	(0.51)	(0.40)	(0.41)	(0.57)
Distributions from capital gains	0.00	0.00	(2.61)	(0.93)	(2.15)
Total distributions	(1.49)	(0.51)	(3.01)	(1.34)	(2.72)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$36.16	$31.43	$27.87	$35.99	$27.52
Total return	20.07%	14.73%	-15.66%	36.57%	-0.73%
Ratios/supplemental data:
Net assets, end of year ($million)	$1,195.5	$1,029.9	$911.0	$1,138.5	$844.3
Ratio of net investment income to average net assets	2.57%	2.42%	1.59%	1.22%	1.72%
Ratio of gross expenses to average net assets	0.59%	0.59%	0.60%	0.62%	0.75%
Ratio of net expenses to average net assets	0.59%	0.59%	0.58%	0.58%	0.65%
Portfolio turnover rate	38%	45%	49%	14%	15%

	Class R6
	Year Ended September 30,
	2024	2023	2022	2021(b)
Net asset value, beginning of year	$31.45	$27.88	$36.00	$30.24
Income from investment operations:
Net investment income(a)	0.89	0.79	0.57	0.49
Net gain (loss) on investments (both realized and unrealized)	5.32	3.30	(5.68)	5.27
Total from investment operations	6.21	4.09	(5.11)	5.76
Less distributions:
Distributions from net investment income	(1.51)	(0.52)	(0.40)	0.00
Distributions from capital gains	0.00	0.00	(2.61)	0.00
Total distributions	(1.51)	(0.52)	(3.01)	0.00
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of year	$36.15	$31.45	$27.88	$36.00
Total return	20.07%	14.77%	-15.63%	19.05%
Ratios/supplemental data:
Net assets, end of year ($million)	$306.1	$232.4	$90.9	$87.3
Ratio of net investment income to average net assets	2.61%	2.54%	1.75%	1.78	%†
Ratio of gross expenses to average net assets	0.56%	0.56%	0.56%	0.57	%†
Ratio of net expenses to average net assets	0.56%	0.56%	0.54%	0.55	%†
Portfolio turnover rate	38%	45%	49%	14%

† Data has been annualized.

a Computed using average shares outstanding throughout the year.

b Commenced on 12/15/2020.

140 | The Oakmark Funds

Oakmark Bond Fund

For a share outstanding throughout each year

	Investor Class
	Year Ended September 30,
	2024	2023	2022(c)
Net asset value, beginning of year	$8.40	$8.60	$9.89
Income from investment operations:
Net investment income(a)	0.42	0.36	0.17
Net gain (loss) on investments (both realized and unrealized)	0.69	(0.20)	(1.29)
Total from investment operations	1.11	0.16	(1.12)
Less distributions:
Distributions from net investment income	(0.40)	(0.36)	(0.17)
Distributions from capital gains	0.00	0.00	0.00
Total distributions	(0.40)	(0.36)	(0.17)
Redemption fees	0.00	0.00	0.00
Net asset value, end of year	$9.11	$8.40	$8.60
Total return	13.49%	1.78%	-11.43%
Ratios/supplemental data:
Net assets, end of year ($million)	$43.0	$1.1	$1.0
Ratio of net investment income to average net assets	4.81%	4.18%	2.76%†
Ratio of gross expenses to average net assets	0.95%	1.33%	1.64%†
Ratio of waiver/reimbursement to average net assets	(0.21)%	(0.59)%	(0.90)%†
Ratio of net expenses to average net assets	0.74%	0.74%	0.74%†
Portfolio turnover rate	90%	75%	97%

	Advisor Class
	Year Ended September 30,
	2024	2023	2022	2021	2020(d)
Net asset value, beginning of year	$8.41	$8.61	$10.35	$10.16	$10.00
Income from investment operations:
Net investment income(a)	0.44	0.38	0.23	0.16	0.04
Net gain (loss) on investments (both realized and unrealized)	0.70	(0.21)	(1.55)	0.24	0.15
Total from investment operations	1.14	0.17	(1.32)	0.40	0.19
Less distributions:
Distributions from net investment income	(0.42)	(0.37)	(0.23)	(0.16)	(0.03)
Distributions from capital gains	0.00	0.00	(0.19)	(0.05)	0.00
Total distributions	(0.42)	(0.37)	(0.42)	(0.21)	(0.03)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$9.13	$8.41	$8.61	$10.35	$10.16
Total return	13.67%	2.10%	-13.11%	3.81%	2.04%
Ratios/supplemental data:
Net assets, end of year ($million)	$20.2	$0.8	$1.4	$2.4	$0.6
Ratio of net investment income to average net assets	4.98%	4.31%	2.41%	1.59%	1.19	%†
Ratio of gross expenses to average net assets	0.74%	1.12%	1.06%	0.93%	3.14	%†
Ratio of waiver/reimbursement to average net assets	(0.20)%	(0.58)%	(0.52)%	(0.37)%	(2.60	)%†
Ratio of net expenses to average net assets	0.54%	0.54%	0.54%	0.57%	0.54	%†
Portfolio turnover rate	90%	75%	97%	112%	25%

† Data has been annualized.

a Computed using average shares outstanding throughout the year.

c Commenced on 01/28/2022.

d Commenced operations on 6/10/2020.

The Oakmark Funds | 141

Oakmark Bond Fund

For a share outstanding throughout each year

	Institutional Class
	Year Ended September 30,
	2024	2023	2022	2021	2020(d)
Net asset value, beginning of year	$8.41	$8.61	$10.35	$10.17	$10.00
Income from investment operations:
Net investment income(a)	0.44	0.39	0.24	0.18	0.04
Net gain (loss) on investments (both realized and unrealized)	0.70	(0.21)	(1.56)	0.22	0.17
Total from investment operations	1.14	0.18	(1.32)	0.40	0.21
Less distributions:
Distributions from net investment income	(0.42)	(0.38)	(0.23)	(0.17)	(0.04)
Distributions from capital gains	0.00	0.00	(0.19)	(0.05)	0.00
Total distributions	(0.42)	(0.38)	(0.42)	(0.22)	(0.04)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$9.13	$8.41	$8.61	$10.35	$10.17
Total return	13.84%	2.00%	-13.10%	3.88%	2.07%
Ratios/supplemental data:
Net assets, end of year ($million)	$15.1	$2.6	$3.0	$3.3	$79.0
Ratio of net investment income to average net assets	5.00%	4.41%	2.50%	1.75%	1.32	%†
Ratio of gross expenses to average net assets	0.77%	1.08%	1.05%	0.89%	2.42	%†
Ratio of waiver/reimbursement to average net assets	(0.25)%	(0.56)%	(0.53)%	(0.43)%	(1.98	)%†
Ratio of net expenses to average net assets	0.52%	0.52%	0.52%	0.46%	0.44	%†
Portfolio turnover rate	90%	75%	97%	112%	25%

	Class R6
	Year Ended September 30,
	2024	2023	2022	2021(b)
Net asset value, beginning of year	$8.41	$8.61	$10.35	$10.32
Income from investment operations:
Net investment income(a)	0.45	0.39	0.25	0.14
Net gain (loss) on investments (both realized and unrealized)	0.70	(0.21)	(1.56)	0.04
Total from investment operations	1.15	0.18	(1.31)	0.18
Less distributions:
Distributions from net investment income	(0.43)	(0.38)	(0.24)	(0.15)
Distributions from capital gains	0.00	0.00	(0.19)	0.00
Total distributions	(0.43)	(0.38)	(0.43)	(0.15)
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of year	$9.13	$8.41	$8.61	$10.35
Total return	13.96%	2.08%	-13.03%	1.74%
Ratios/supplemental data:
Net assets, end of year ($million)	$103.2	$102.8	$81.4	$91.3
Ratio of net investment income to average net assets	5.12%	4.50%	2.57%	1.71	%†
Ratio of gross expenses to average net assets	0.77%	1.02%	1.02%	0.93	%†
Ratio of waiver/reimbursement to average net assets	(0.33)%	(0.58)%	(0.58)%	(0.49	)%†
Ratio of net expenses to average net assets	0.44%	0.44%	0.44%	0.44	%†
Portfolio turnover rate	90%	75%	97%	112%

† Data has been annualized.

a Computed using average shares outstanding throughout the year.

b Commenced on 12/15/2020.

d Commenced operations on 6/10/2020.

142 | The Oakmark Funds

You may obtain more information about the Oakmark Funds' investments in the Funds' semi-annual and annual reports to shareholders and in Form N-CSR. These reports contain information on the market conditions and investment strategies that significantly affected the Oakmark Funds' performance during the last fiscal year. In Form N-CSR, you will find the Funds' annual and semi-annual financial statements.

You may wish to read the Statement of Additional Information for more information about the Oakmark Funds. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.

You may obtain free copies of the Oakmark Funds' semi-annual and annual reports, and other information such as the Funds' financial statements, and the Statement of Additional Information, request other information, and discuss your questions about the Oakmark Funds by writing or calling:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558
1-800-OAKMARK
(1-800-625-6275)

The requested documents will be sent within three business days of your request.

You also may obtain the Funds' Statement of Additional Information, annual, semi-annual and quarterly reports to shareholders, and other information such as the Funds' financial statements, along with other information, free of charge, by visiting Oakmark.com.

E-Delivery

Electronic copies of most financial reports and prospectuses are available on Oakmark.com. To participate in the Funds' electronic delivery program, visit the Oakmark Fund's website for more information.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's internet website at www.sec.gov. Copies of the Fund documents may be obtained, after paying the appropriate duplicating fee, by e-mail request at publicinfo@sec.gov.

Harris Associates Investment Trust

811-06279